FINANCIAL STATEMENTS
Columbus Life Insurance Company Separate Account 1
Year Ended December 31, 2023
With Report of Independent Registered Public
Accounting Firm

Columbus Life Insurance Company
Separate Account 1
Financial Statements

Year Ended December 31, 2023

Report of Independent Registered Public Accounting Firm

The Board of Directors of Columbus Life Insurance Company and
The Contract Owners of Columbus Life Insurance Company Separate Account 1

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in Appendix A that comprise Columbus Life Insurance Company Separate Account 1 (the Separate Account), as of December 31, 2023, the related statements of operations and the statements of changes in net assets for each of the periods indicated in Appendix A, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2023, the results of its operations and changes in its net assets for each of the periods indicated in Appendix A, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP
We have served as the Separate Account’s auditor since 1999.
Cincinnati, Ohio
April 17, 2024
1

Appendix A
Subaccounts comprising Columbus Life Insurance Company Separate Account 1

Subaccounts	Statement of operations	Statements of changes in net assets
The Alger Portfolios	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Non-Affiliated:
Alger Large Cap Growth Fund
Alger Small Cap Growth Fund

DWS Investments VIT Funds
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund
DWS Small Cap Index VIP Fund

Fidelity Variable Insurance Products
Non-Affiliated Initial Class:
Fidelity VIP Government Money Market
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio
Fidelity VIP Balanced Portfolio
Fidelity VIP Contrafund® Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP Growth & Income Portfolio
Fidelity VIP Mid Cap Portfolio
Fidelity VIP Freedom 2010 Portfolio
Fidelity VIP Freedom 2015 Portfolio
Fidelity VIP Freedom 2020 Portfolio
Fidelity VIP Freedom 2025 Portfolio
Fidelity VIP Freedom 2030 Portfolio

Franklin Templeton VIP Trust
Non-Affiliated Class 2:
Franklin Growth and Income VIP Fund
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund
Franklin Large Cap Growth VIP Fund
Franklin U.S. Government Securities VIP Fund
Templeton Foreign VIP Fund
Templeton Growth VIP Fund

Guggenheim Variable Insurance Funds
Non-Affiliated:
Guggenheim VT Multi-Hedge Strategies Fund

2

Appendix A (continued)
Subaccounts comprising Columbus Life Insurance Company Separate Account 1

Subaccounts	Statement of operations	Statements of changes in net assets
Invesco Variable Insurance Funds	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Non-Affiliated Series I:
Invesco V.I. American Franchise Fund
Invesco V.I. Government Securities Fund
Non-Affiliated Series II:
Invesco V.I. Core Equity Fund
Invesco V.I. Discovery Mid Cap Growth Fund
Invesco V.I. Global Strategic Income Fund
Invesco Oppenheimer V.I. International Growth Fund
Non-Affiliated Class 2:
Invesco V.I. American Franchise Fund
Invesco V.I. American Value Fund
Invesco V.I. Comstock Fund

Janus Henderson VIT Funds
Non-Affiliated Service Class:
Janus Henderson Enterprise Portfolio
Janus Henderson Forty Portfolio
Janus Henderson Global Research Portfolio

Lincoln Financial Group
Non-Affiliated:
LVIP JPMorgan Mid Cap Value Fund (formerly, JPMorgan IT Mid Cap Value)

Massachusetts Financial Service Variable Insurance Trust (*II)
Non-Affiliated Initial Class:
MFS Growth Fund
MFS Investors Trust Fund
Non-Affiliated Service Class:
MFS Growth Fund
MFS Mid Cap Growth Fund
MFS New Discovery Fund
*MFS Core Equity Fund

Morgan Stanley Variable Insurance Funds
Non-Affiliated Class 2:
Morgan Stanley VIF Emerging Markets Equity Portfolio
Morgan Stanley VIF Emerging Markets Debt Portfolio
Morgan Stanley VIF Global Real Estate Portfolio

3

Appendix A (continued)
Subaccounts comprising Columbus Life Insurance Company Separate Account 1

Subaccounts	Statement of operations	Statements of changes in net assets
Pimco Variable Insurance Trust	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Non-Affiliated:
PIMCO VIT Long-Term U.S. Government Portfolio
PIMCO VIT CommodityRealReturn® Strategy Portfolio
PIMCO VIT Total Return Portfolio

Putnam Variable Trust
Non-Affiliated Class 1B:
Putnam VT International Equity Fund
Putnam VT Sustainable Leaders Fund
Putnam VT Small Cap Value Fund
Putnam VT Equity Income Fund

Touchstone Variable Series Trust
Affiliated Service Class:
Touchstone VST Balanced Fund
Touchstone VST Bond Fund
Touchstone VST Common Stock Fund

4

Columbus Life Assurance Company Separate Account 1
Statement of Assets and Liabilities
December 31, 2023

Subaccount	Investments at fair value	Receivable from (payable to) the general account of Columbus Life	Net Assets	Unit Value Range (Lowest to Highest)			Units Outstanding
Affiliated:
Touchstone VST Balanced Fund	$454,728	$(1)	$454,727	$10.55	to	$10.81	42,213
Touchstone VST Bond Fund	7,926,629	1	7,926,630	9.69	to	10.09	785,898
Touchstone VST Common Stock Fund	14,686,898	2	14,686,900	17.07	to	17.78	828,558
Non-Affiliated:
Alger Large Cap Growth Fund	68,970	—	68,970			37.48	1,840
Alger Small Cap Growth Fund	29,374	—	29,374			31.76	925
LVIP JPMorgan Mid Cap Value Fund (a)	323	—	323			57.80	6
PIMCO VIT Long-Term U.S. Government Portfolio	44,841	—	44,841			27.75	1,616
PIMCO VIT CommodityRealReturn® Strategy Portfolio	19,793	1	19,794			15.33	1,291
PIMCO VIT Total Return Portfolio	294,092	1	294,093			16.89	17,416
Guggenheim VT Multi-Hedge Strategies Fund	22,676	1	22,677			15.15	1,497
Non-Affiliated Initial Class:
Fidelity VIP Government Money Market	813,717	1	813,718	10.33	to	14.16	60,029
MFS Growth Fund	13,273	—	13,273			51.36	258
MFS Investors Trust Fund	10,629	1	10,630			39.63	268
Non-Affiliated Service Class:
Janus Henderson Enterprise Portfolio	111,507	—	111,507			70.68	1,578
Janus Henderson Forty Portfolio	488,470	—	488,470			83.78	5,830
Janus Henderson Global Research Portfolio	210,879	—	210,879			32.05	6,579
MFS Growth Fund	25,691	1	25,692			63.72	403
MFS Mid Cap Growth Fund	2,397	(1)	2,396	25.29	to	37.29	66
MFS New Discovery Fund	6,563	2	6,565	38.83	to	52.46	125
MFS Core Equity Fund	14,207	—	14,207	23.82	to	25.78	551
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	37,678	2	37,680	24.87	to	31.84	1,194
Fidelity VIP Balanced Portfolio	979,617	2	979,619	37.77	to	48.75	20,264
Fidelity VIP Contrafund® Portfolio	1,739,095	(1)	1,739,094	62.25	to	80.60	22,208
Fidelity VIP Equity-Income Portfolio	812,224	—	812,224	33.85	to	44.21	18,848
Fidelity VIP Growth Portfolio	849,012	—	849,012	48.84	to	66.81	13,064
Fidelity VIP Growth & Income Portfolio	716,992	2	716,994	39.89	to	52.27	13,897
Fidelity VIP Mid Cap Portfolio	1,673,611	—	1,673,611	64.43	to	82.29	20,758
Fidelity VIP Freedom 2010 Portfolio	14,884	—	14,884			20.46	728
Fidelity VIP Freedom 2015 Portfolio	10,593	1	10,594			21.69	488
Fidelity VIP Freedom 2020 Portfolio	12,181	(1)	12,180			22.56	540
Fidelity VIP Freedom 2025 Portfolio	102,163	(3)	102,160			24.43	4,182
Fidelity VIP Freedom 2030 Portfolio	90,747	2	90,749			25.34	3,581
Non-Affiliated Series I:
Invesco V.I. American Franchise Fund	171,871	(1)	171,870			37.23	4,616
Invesco V.I. Government Securities Fund	15,100	1	15,101			17.28	874

(a) Name Change. See Note 1.
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.	5

Columbus Life Assurance Company Separate Account 1
Statement of Assets and Liabilities (continued)
December 31, 2023

Subaccount	Investments at fair value	Receivable from (payable to) the general account of Columbus Life	Net Assets	Unit Value Range (Lowest to Highest)			Units Outstanding
Non-Affiliated Class 1B:
Putnam VT International Equity Fund	$445,236	$(1)	$445,235	$28.08	to	$33.80	14,085
Putnam VT Sustainable Leaders Fund	53	1	54			83.60	1
Putnam VT Small Cap Value Fund	198,956	(1)	198,955			66.61	2,987
Putnam VT Equity Income Fund	418,251	—	418,251			20.36	20,544
Non-Affiliated Series II:
Invesco V.I. Core Equity Fund	92,324	—	92,324			34.57	2,671
Invesco V.I. Discovery Mid Cap Growth Fund	158,508	(1)	158,507			14.65	10,819
Invesco V.I. Global Strategic Income Fund	478,449	—	478,449			10.01	47,790
Invesco Oppenheimer V.I. International Growth Fund	819,767	(1)	819,766			13.46	60,898
Non-Affiliated Class 2:
Franklin Growth and Income VIP Fund	261,845	—	261,845			52.40	4,997
Franklin Income VIP Fund	739,382	—	739,382			40.08	18,447
Franklin Mutual Shares VIP Fund	356,353	—	356,353			40.35	8,832
Franklin Large Cap Growth VIP Fund	612,098	(1)	612,097			62.55	9,786
Franklin U.S. Government Securities VIP Fund	266,098	(2)	266,096			15.69	16,962
Templeton Foreign VIP Fund	661,857	1	661,858			32.37	20,448
Templeton Growth VIP Fund	160,077	(1)	160,076			34.77	4,604
Invesco V.I. Comstock Fund	206,657	(1)	206,656			60.98	3,389
Invesco V.I. American Franchise Fund	286,298	—	286,298			72.21	3,965
Invesco V.I. American Value Fund	276,142	—	276,142			32.50	8,496
Morgan Stanley VIF Emerging Markets Equity Portfolio	375,135	(1)	375,134			48.85	7,680
Morgan Stanley VIF Emerging Markets Debt Portfolio	4,844	1	4,845			21.51	225
Morgan Stanley VIF Global Real Estate Portfolio	25,545	(1)	25,544			27.60	925
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund	4,831,390	1	4,831,391	40.16	to	59.52	82,717
DWS Small Cap Index VIP Fund	475,949	1	475,950	42.68	to	56.91	8,568

(a) Name Change. See Note 1.
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.	6

Columbus Life Assurance Company Separate Account 1
Statement of Operations
Year Ended December 31, 2023

	Investment Income	Expenses		Realized and unrealized gain (loss) on investments
Subaccount	Reinvested dividends	Mortality and expense risk, and administrative charges	Net investment income (loss)	Realized gain (loss) on sale of investments	Realized gain distributions	Change in unrealized appreciation (depreciation) during the period	Net unrealized and realized gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Affiliated:
Touchstone VST Balanced Fund	$5,633	$3,182	$2,451	$(31,059)	$—	$98,771	$67,712	$70,163
Touchstone VST Bond Fund	385,210	12,715	372,495	(19,956)	—	63,747	43,791	416,286
Touchstone VST Common Stock Fund	87,125	39,267	47,858	128,659	894,644	2,022,878	3,046,181	3,094,039
Non-Affiliated:
Alger Large Cap Growth Fund	—	576	(576)	1,219	—	16,591	17,810	17,234
Alger Small Cap Growth Fund	—	305	(305)	(7,772)	—	11,919	4,147	3,842
LVIP JPMorgan Mid Cap Value Fund (a)	9	2	7	(1)	27	(3)	23	30
PIMCO VIT Long-Term U.S. Government Portfolio	992	376	616	(3,409)	—	4,346	937	1,553
PIMCO VIT CommodityRealReturn® Strategy Portfolio	2,860	113	2,747	(204)	—	(4,148)	(4,352)	(1,605)
PIMCO VIT Total Return Portfolio	7,788	824	6,964	(2,711)	—	9,207	6,496	13,460
Guggenheim VT Multi-Hedge Strategies Fund	556	116	440	57	—	170	227	667
Non-Affiliated Initial Class:
Fidelity VIP Government Money Market	39,599	4,874	34,725	—	—	—	—	34,725
MFS Growth Fund	—	138	(138)	1,398	1,265	1,584	4,247	4,109
MFS Investors Trust Fund	74	91	(17)	342	562	784	1,688	1,671
Non-Affiliated Service Class:
Janus Henderson Enterprise Portfolio	97	438	(341)	1,307	8,198	7,921	17,426	17,085
Janus Henderson Forty Portfolio	541	2,310	(1,769)	912	—	141,060	141,972	140,203
Janus Henderson Global Research Portfolio	1,485	745	740	1,448	5,556	35,739	42,743	43,483
MFS Growth Fund	—	108	(108)	706	1,939	4,277	6,922	6,814
MFS Mid Cap Growth Fund	—	10	(10)	(32)	34	422	424	414
MFS New Discovery Fund	—	29	(29)	(116)	—	946	830	801
MFS Core Equity Fund	42	53	(11)	20	637	1,972	2,629	2,618
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	789	175	614	31	395	3,055	3,481	4,095
Fidelity VIP Balanced Portfolio	14,140	3,030	11,110	9,542	33,515	117,629	160,686	171,796
Fidelity VIP Contrafund® Portfolio	4,135	8,413	(4,278)	48,552	58,461	340,137	447,150	442,872
Fidelity VIP Equity-Income Portfolio	13,591	3,090	10,501	11,322	23,323	29,005	63,650	74,151
Fidelity VIP Growth Portfolio	30	3,284	(3,254)	22,951	36,429	178,604	237,984	234,730
Fidelity VIP Growth & Income Portfolio	9,999	2,013	7,986	12,297	26,233	65,308	103,838	111,824
Fidelity VIP Mid Cap Portfolio	6,100	6,147	(47)	149	45,207	164,521	209,877	209,830
Fidelity VIP Freedom 2010 Portfolio	528	91	437	(148)	926	(84)	694	1,131
Fidelity VIP Freedom 2015 Portfolio	350	7	343	(88)	201	581	694	1,037
Fidelity VIP Freedom 2020 Portfolio	460	143	317	(1,391)	150	2,860	1,619	1,936
Fidelity VIP Freedom 2025 Portfolio	2,539	579	1,960	462	—	9,136	9,598	11,558
Fidelity VIP Freedom 2030 Portfolio	1,915	495	1,420	(13)	—	9,510	9,497	10,917
Non-Affilitated Series I:
Invesco V.I. American Franchise Fund	—	1,432	(1,432)	(1,378)	3,557	50,730	52,909	51,477
Invesco V.I. Government Securities Fund	313	134	179	(305)	—	649	344	523
Non-Affiliated Class 1B:
Putnam VT International Equity Fund	158	2,292	(2,134)	1,704	—	71,383	73,087	70,953
Putnam VT Sustainable Leaders Fund	—	—	—	1	2	9	12	12
Putnam VT Small Cap Value Fund	313	877	(564)	2,861	24,119	12,341	39,321	38,757
Putnam VT Equity Income Fund	9,337	1,526	7,811	7,637	26,175	18,443	52,255	60,066
Non-Affilitated Series II:
Invesco V.I. Core Equity Fund	413	302	111	(640)	2,051	15,263	16,674	16,785

See accompanying notes

(a) Name Change. See Note 1.
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.	7

Columbus Life Assurance Company Separate Account 1
Statement of Operations (continued)
Year Ended December 31, 2023

	Investment Income	Expenses		Realized and unrealized gain (loss) on investments
Subaccount	Reinvested dividends	Mortality and expense risk, and administrative charges	Net investment income (loss)	Realized gain (loss) on sale of investments	Realized gain distributions	Change in unrealized appreciation (depreciation) during the period	Net unrealized and realized gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Non-Affiliated Series II (continued):
Invesco V.I. Discovery Mid Cap Growth Fund	$—	$804	$(804)	$(7,040)	$—	$25,012	$17,972	$17,168
Invesco V.I. Global Strategic Income Fund	—	1,833	(1,833)	(26,648)	—	69,240	42,592	40,759
Invesco Oppenheimer V.I. International Growth Fund	2,306	3,228	(922)	(22,109)	—	168,079	145,970	145,048
Non-Affiliated Class 2:
Franklin Growth and Income VIP Fund	5,415	1,179	4,236	(19,847)	13,135	22,901	16,189	20,425
Franklin Income VIP Fund	36,115	1,915	34,200	(2,054)	43,783	(19,385)	22,344	56,544
Franklin Mutual Shares VIP Fund	6,330	832	5,498	(8,218)	29,138	15,565	36,485	41,983
Franklin Large Cap Growth VIP Fund	—	2,282	(2,282)	(24,165)	16,379	194,047	186,261	183,979
Franklin U.S. Government Securities VIP Fund	6,903	1,123	5,780	(15,700)	—	21,026	5,326	11,106
Templeton Foreign VIP Fund	19,705	2,165	17,540	329	—	95,989	96,318	113,858
Templeton Growth VIP Fund	4,852	764	4,088	(7,498)	—	31,885	24,387	28,475
Invesco V.I. Comstock Fund	3,096	1,136	1,960	1,766	22,300	(4,310)	19,756	21,716
Invesco V.I. American Franchise Fund	—	706	(706)	(3,889)	6,259	82,249	84,619	83,913
Invesco V.I. American Value Fund	969	981	(12)	(5,911)	53,983	(11,411)	36,661	36,649
Morgan Stanley VIF Emerging Markets Equity Portfolio	5,496	1,295	4,201	(4,694)	6,156	30,301	31,763	35,964
Morgan Stanley VIF Emerging Markets Debt Portfolio	352	29	323	(126)	—	267	141	464
Morgan Stanley VIF Global Real Estate Portfolio	352	122	230	(1,416)	—	3,238	1,822	2,052
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund	60,678	16,140	44,538	107,068	228,956	635,418	971,442	1,015,980
DWS Small Cap Index VIP Fund	4,849	1,859	2,990	(4,423)	10,393	58,224	64,194	67,184

See accompanying notes

(a) Name Change. See Note 1.
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.	8

Columbus Life Assurance Company Separate Account 1
Statements of Changes in Net Assets
Year Ended December 31, 2023

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions									Unit transactions
Subaccount	Net investment income (loss)	Realized gains (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Affiliated:
Touchstone VST Balanced Fund	$2,451	$(31,059)	$98,771	$70,163	$36,322	$(66,760)	$(11,708)	$28,675	$(4,280)	$(17,751)	$52,412	$402,315	$454,727	6,529	(8,541)	(2,012)
Touchstone VST Bond Fund	372,495	(19,956)	63,747	416,286	87,511	(68,169)	(6,265)	(38,740)	(6,587)	(32,250)	384,036	7,542,594	7,926,630	13,345	(17,763)	(4,418)
Touchstone VST Common Stock Fund	47,858	1,023,303	2,022,878	3,094,039	205,021	(267,325)	(253,662)	(65,984)	(21,932)	(403,882)	2,690,157	11,996,743	14,686,900	11,012	(37,098)	(26,086)
Non-Affiliated:
Alger Large Cap Growth Fund	(576)	1,219	16,591	17,234	—	(2,949)	(1,424)	1	(155)	(4,527)	12,707	56,263	68,970	—	(134)	(134)
Alger Small Cap Growth Fund	(305)	(7,772)	11,919	3,842	—	(617)	(8,649)	(58)	(94)	(9,418)	(5,576)	34,950	29,374	—	(346)	(346)
LVIP JPMorgan Mid Cap Value Fund (a)	7	26	(3)	30	—	(7)	—	1	(2)	(8)	22	301	323	—	—	—
PIMCO VIT Long-Term U.S. Government Portfolio	616	(3,409)	4,346	1,553	2,768	(3,702)	(2,756)	5,048	(355)	1,003	2,556	42,285	44,841	274	(228)	46
PIMCO VIT CommodityRealReturn® Strategy Portfolio	2,747	(204)	(4,148)	(1,605)	3,436	(732)	—	322	(278)	2,748	1,143	18,651	19,794	232	(62)	170
PIMCO VIT Total Return Portfolio	6,964	(2,711)	9,207	13,460	9,207	(8,168)	—	130,687	(1,106)	130,620	144,080	150,013	294,093	8,817	(812)	8,005
Guggenheim VT Multi-Hedge Strategies Fund	440	57	170	667	3,411	(621)	—	687	(181)	3,296	3,963	18,714	22,677	261	(54)	207
Non-Affiliated Initial Class:
Fidelity VIP Government Money Market	34,725	—	—	34,725	45,772	(82,972)	(63,689)	50,065	(4,651)	(55,475)	(20,750)	834,468	813,718	6,321	(10,762)	(4,441)
MFS Growth Fund	(138)	2,663	1,584	4,109	—	(686)	(4,131)	—	(75)	(4,892)	(783)	14,056	13,273	—	(110)	(110)
MFS Investors Trust Fund	(17)	904	784	1,671	—	(813)	—	—	(40)	(853)	818	9,812	10,630	—	(24)	(24)
Non-Affiliated Service Class:
Janus Henderson Enterprise Portfolio	(341)	9,505	7,921	17,085	3,322	(4,548)	(494)	(4,783)	(388)	(6,891)	10,194	101,313	111,507	63	(173)	(110)
Janus Henderson Forty Portfolio	(1,769)	912	141,060	140,203	11,345	(10,628)	(5,188)	(11,515)	(1,546)	(17,532)	122,671	365,799	488,470	165	(432)	(267)
Janus Henderson Global Research Portfolio	740	7,004	35,739	43,483	9,225	(4,961)	(1,307)	(967)	(552)	1,438	44,921	165,958	210,879	293	(262)	31
MFS Growth Fund	(108)	2,645	4,277	6,814	—	(1,039)	—	—	(80)	(1,119)	5,695	19,997	25,692	—	(22)	(22)
MFS Mid Cap Growth Fund	(10)	2	422	414	—	(87)	—	(2)	(7)	(96)	318	2,078	2,396	—	(4)	(4)
MFS New Discovery Fund	(29)	(116)	946	801	—	(134)	—	(1)	(11)	(146)	655	5,910	6,565	—	(4)	(4)
MFS Core Equity Fund	(11)	657	1,972	2,618	—	(291)	—	—	(33)	(324)	2,294	11,913	14,207	—	(16)	(16)
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	614	426	3,055	4,095	1,054	(1,552)	—	(150)	(118)	(766)	3,329	34,351	37,680	56	(90)	(34)
Fidelity VIP Balanced Portfolio	11,110	43,057	117,629	171,796	24,219	(48,205)	(2,237)	(1,081)	(3,607)	(30,911)	140,885	838,734	979,619	373	(1,132)	(759)
Fidelity VIP Contrafund® Portfolio	(4,278)	107,013	340,137	442,872	68,853	(76,932)	(12,532)	(101,031)	(8,214)	(129,856)	313,016	1,426,078	1,739,094	446	(2,404)	(1,958)
Fidelity VIP Equity-Income Portfolio	10,501	34,645	29,005	74,151	28,809	(33,028)	(3,643)	(29,486)	(3,070)	(40,418)	33,733	778,491	812,224	726	(1,754)	(1,028)
Fidelity VIP Growth Portfolio	(3,254)	59,380	178,604	234,730	22,356	(33,660)	(4,178)	(54,428)	(3,452)	(73,362)	161,368	687,644	849,012	735	(2,011)	(1,276)
Fidelity VIP Growth & Income Portfolio	7,986	38,530	65,308	111,824	20,622	(34,637)	(799)	(17,491)	(3,751)	(36,056)	75,768	641,226	716,994	330	(1,130)	(800)
Fidelity VIP Mid Cap Portfolio	(47)	45,356	164,521	209,830	56,968	(77,360)	(4,185)	63,423	(5,615)	33,231	243,061	1,430,550	1,673,611	1,539	(1,135)	404
Fidelity VIP Freedom 2010 Portfolio	437	778	(84)	1,131	1,641	(1,085)	—	91	(143)	504	1,635	13,249	14,884	86	(64)	22
Fidelity VIP Freedom 2015 Portfolio	343	113	581	1,037	815	(45)	—	(483)	(27)	260	1,297	9,297	10,594	42	(28)	14
Fidelity VIP Freedom 2020 Portfolio	317	(1,241)	2,860	1,936	2,502	(1,926)	(10,710)	11	(278)	(10,401)	(8,465)	20,645	12,180	121	(608)	(487)
Fidelity VIP Freedom 2025 Portfolio	1,960	462	9,136	11,558	2,223	(3,639)	(7)	134	(754)	(2,043)	9,515	92,645	102,160	98	(213)	(115)
Fidelity VIP Freedom 2030 Portfolio	1,420	(13)	9,510	10,917	5,515	(3,688)	(1,245)	1,003	(598)	987	11,904	78,845	90,749	242	(222)	20

See accompanying notes

(a) Name Change. See Note 1.
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.	9

Columbus Life Assurance Company Separate Account 1
Statements of Changes in Net Assets (continued)
Year Ended December 31, 2023

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions									Unit transactions
Subaccount	Net investment income (loss)	Realized gains (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Non-Affiliated Series I:
Invesco V.I. American Franchise Fund	$(1,432)	$2,179	$50,730	$51,477	$6,612	$(7,786)	$(11,113)	$(2,028)	$(889)	$(15,204)	$36,273	$135,597	$171,870	184	(654)	(470)
Invesco V.I. Government Securities Fund	179	(305)	649	523	872	(2,441)	—	1,832	(144)	119	642	14,459	15,101	155	(148)	7
Non-Affiliated Class 1B:
Putnam VT International Equity Fund	(2,134)	1,704	71,383	70,953	20,756	(18,992)	(10,131)	(27,887)	(1,160)	(37,414)	33,539	411,696	445,235	676	(1,944)	(1,268)
Putnam VT Sustainable Leaders Fund	—	3	9	12	—	(2)	—	—	—	(2)	10	44	54	—	—	—
Putnam VT Small Cap Value Fund	(564)	26,980	12,341	38,757	11,784	(14,884)	(10,585)	(38,223)	(1,074)	(52,982)	(14,225)	213,180	198,955	256	(1,230)	(974)
Putnam VT Equity Income Fund	7,811	33,812	18,443	60,066	6,547	(15,372)	—	(78,139)	(1,067)	(88,031)	(27,965)	446,216	418,251	241	(5,049)	(4,808)
Non-Affiliated Series II:
Invesco V.I. Core Equity Fund	111	1,411	15,263	16,785	6,943	(1,720)	—	(663)	(98)	4,462	21,247	71,077	92,324	223	(83)	140
Invesco V.I. Discovery Mid Cap Growth Fund	(804)	(7,040)	25,012	17,168	5,692	(7,575)	—	1,433	(1,096)	(1,546)	15,622	142,885	158,507	712	(899)	(187)
Invesco V.I. Global Strategic Income Fund	(1,833)	(26,648)	69,240	40,759	32,558	(26,389)	(83,978)	(27,258)	(1,421)	(106,488)	(65,729)	544,178	478,449	3,371	(14,610)	(11,239)
Invesco Oppenheimer V.I. International Growth Fund	(922)	(22,109)	168,079	145,048	41,994	(41,486)	(3,191)	(71,076)	(3,317)	(77,076)	67,972	751,794	819,766	2,681	(9,156)	(6,475)
Non-Affiliated Class 2:
Franklin Growth and Income VIP Fund	4,236	(6,712)	22,901	20,425	14,254	(13,175)	(108)	4,179	(1,276)	3,874	24,299	237,546	261,845	317	(261)	56
Franklin Income VIP Fund	34,200	41,729	(19,385)	56,544	35,823	(39,233)	(5,952)	12,100	(2,088)	650	57,194	682,188	739,382	1,193	(1,234)	(41)
Franklin Mutual Shares VIP Fund	5,498	20,920	15,565	41,983	20,929	(22,095)	(5,941)	(5,385)	(556)	(13,048)	28,935	327,418	356,353	619	(994)	(375)
Franklin Large Cap Growth VIP Fund	(2,282)	(7,786)	194,047	183,979	16,857	(21,120)	(12,110)	(43,147)	(3,386)	(62,906)	121,073	491,024	612,097	233	(1,472)	(1,239)
Franklin U.S. Government Securities VIP Fund	5,780	(15,700)	21,026	11,106	18,942	(6,980)	(31,614)	(34,527)	(2,569)	(56,748)	(45,642)	311,738	266,096	1,249	(5,046)	(3,797)
Templeton Foreign VIP Fund	17,540	329	95,989	113,858	40,625	(33,789)	(8,634)	(20,022)	(2,151)	(23,971)	89,887	571,971	661,858	1,461	(2,351)	(890)
Templeton Growth VIP Fund	4,088	(7,498)	31,885	28,475	9,356	(10,626)	(7,071)	(7,233)	(1,054)	(16,628)	11,847	148,229	160,076	283	(838)	(555)
Invesco V.I. Comstock Fund	1,960	24,066	(4,310)	21,716	7,368	(16,089)	(7,164)	5,124	(1,425)	(12,186)	9,530	197,126	206,656	267	(501)	(234)
Invesco V.I. American Franchise Fund	(706)	2,370	82,249	83,913	12,511	(13,180)	(17)	(4,987)	(386)	(6,059)	77,854	208,444	286,298	193	(286)	(93)
Invesco V.I. American Value Fund	(12)	48,072	(11,411)	36,649	9,395	(10,323)	—	(15,095)	(758)	(16,781)	19,868	256,274	276,142	408	(1,002)	(594)
Morgan Stanley VIF Emerging Markets Equity Portfolio	4,201	1,462	30,301	35,964	18,430	(15,297)	(12,466)	63,402	(1,747)	52,322	88,286	286,848	375,134	1,722	(617)	1,105
Morgan Stanley VIF Emerging Markets Debt Portfolio	323	(126)	267	464	504	(224)	—	268	(112)	436	900	3,945	4,845	33	(13)	20
Morgan Stanley VIF Global Real Estate Portfolio	230	(1,416)	3,238	2,052	5,668	(853)	—	(40)	(402)	4,373	6,425	19,119	25,544	275	(115)	160
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund	44,538	336,024	635,418	1,015,980	165,681	(156,512)	(302,351)	9,847	(15,158)	(298,493)	717,487	4,113,904	4,831,391	2,814	(8,749)	(5,935)
DWS Small Cap Index VIP Fund	2,990	5,970	58,224	67,184	18,308	(15,026)	(7,954)	4,264	(3,190)	(3,598)	63,586	412,364	475,950	531	(616)	(85)

See accompanying notes

(a) Name Change. See Note 1.
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.	10

Columbus Life Assurance Company Separate Account 1
Statements of Changes in Net Assets
Year Ended December 31, 2022

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions									Unit transactions
Subaccount	Net investment income (loss)	Realized gains (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Affiliated:
Touchstone VST Balanced Fund	$(1,318)	$89,603	$(173,745)	$(85,460)	$39,799	$(79,435)	$(21,852)	$42,260	$(4,549)	$(23,777)	$(109,237)	$511,552	$402,315	7,558	(10,543)	(2,985)
Touchstone VST Bond Fund	132,382	52,604	(1,403,687)	(1,218,701)	81,810	(67,913)	(45,842)	903,371	(7,612)	863,814	(354,887)	7,897,481	7,542,594	90,818	(12,941)	77,877
Touchstone VST Common Stock Fund	(8,101)	2,173,504	(4,894,971)	(2,729,568)	230,266	(262,568)	(263,729)	(969,882)	(24,687)	(1,290,600)	(4,020,168)	16,016,911	11,996,743	7,920	(90,638)	(82,718)
Non-Affiliated:
Alger Large Cap Growth Fund	(633)	4,899	(42,470)	(38,204)	—	(2,956)	(1,316)	(56)	(180)	(4,508)	(42,712)	98,975	56,263	—	(137)	(137)
Alger Small Cap Growth Fund	(374)	5,889	(27,861)	(22,346)	—	(679)	—	(164)	(121)	(964)	(23,310)	58,260	34,950	—	(30)	(30)
JP Morgan IT Mid Cap Value	1	45	(76)	(30)	—	(8)	—	1	(2)	(9)	(39)	340	301	—	—	—
PIMCO VIT Long-Term U.S. Government Portfolio	546	(1,300)	(16,755)	(17,509)	2,875	(3,633)	(2,368)	3,943	(385)	432	(17,077)	59,362	42,285	204	(188)	16
PIMCO VIT CommodityRealReturn® Strategy Portfolio	4,064	322	(3,011)	1,375	1,696	(692)	—	(612)	(338)	54	1,429	17,222	18,651	91	(94)	(3)
PIMCO VIT Total Return Portfolio	3,464	(2,898)	(27,943)	(27,377)	9,950	(6,416)	(10,777)	(3,188)	(1,704)	(12,135)	(39,512)	189,525	150,013	583	(1,361)	(778)
Guggenheim VT Multi-Hedge Strategies Fund	110	406	(1,315)	(799)	1,544	(597)	—	(1,672)	(186)	(911)	(1,710)	20,424	18,714	100	(170)	(70)
Non-Affiliated Initial Class:
Fidelity VIP Government Money Market	6,475	—	—	6,475	49,179	(97,307)	(6,392)	10,698	(4,920)	(48,742)	(42,267)	876,735	834,468	5,680	(9,845)	(4,165)
MFS Growth Fund	(158)	2,821	(10,478)	(7,815)	—	(644)	(1,871)	(236)	(83)	(2,834)	(10,649)	24,705	14,056	—	(71)	(71)
MFS Investors Trust Fund	(25)	1,731	(3,879)	(2,173)	—	(743)	—	—	(41)	(784)	(2,957)	12,769	9,812	—	(22)	(22)
Non-Affiliated Service Class:
Janus Henderson Enterprise Portfolio	(340)	14,546	(27,406)	(13,200)	3,369	(3,667)	—	27,357	(407)	26,652	13,452	87,861	101,313	539	(79)	460
Janus Henderson Forty Portfolio	(2,184)	87,219	(329,492)	(244,457)	12,703	(12,695)	(42,507)	(60,858)	(1,703)	(105,060)	(349,517)	715,316	365,799	577	(2,382)	(1,805)
Janus Henderson Global Research Portfolio	771	20,717	(61,729)	(40,241)	10,009	(4,398)	—	876	(719)	5,768	(34,473)	200,431	165,958	380	(189)	191
MFS Growth Fund	(111)	3,484	(13,173)	(9,800)	—	(934)	—	1	(81)	(1,014)	(10,814)	30,811	19,997	—	(22)	(22)
MFS Mid Cap Growth Fund	(12)	324	(1,267)	(955)	—	(98)	(239)	2	(10)	(345)	(1,300)	3,378	2,078	1	(15)	(14)
MFS New Discovery Fund	(32)	2,265	(4,887)	(2,654)	—	(180)	(58)	7	(13)	(244)	(2,898)	8,808	5,910	—	(5)	(5)
MFS Core Equity Fund	(48)	1,944	(4,755)	(2,859)	—	(303)	—	(2,415)	(36)	(2,754)	(5,613)	17,526	11,913	—	(122)	(122)
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	505	2,714	(9,874)	(6,655)	1,310	(1,447)	—	(1,659)	(121)	(1,917)	(8,572)	42,923	34,351	43	(118)	(75)
Fidelity VIP Balanced Portfolio	6,748	67,920	(271,923)	(197,255)	23,861	(45,393)	(19,867)	2,248	(3,695)	(42,846)	(240,101)	1,078,835	838,734	426	(1,513)	(1,087)
Fidelity VIP Contrafund® Portfolio	(4,251)	107,770	(644,624)	(541,105)	69,664	(76,867)	(50,161)	(5,318)	(9,854)	(72,536)	(613,641)	2,039,719	1,426,078	1,184	(2,371)	(1,187)
Fidelity VIP Equity-Income Portfolio	10,455	30,835	(102,365)	(61,075)	24,917	(32,903)	(4,288)	(77,872)	(3,260)	(93,406)	(154,481)	932,972	778,491	1,696	(4,339)	(2,643)
Fidelity VIP Growth Portfolio	(923)	69,561	(254,588)	(185,950)	35,302	(28,355)	(52,937)	163,374	(4,211)	113,173	(72,777)	760,421	687,644	4,433	(2,122)	2,311
Fidelity VIP Growth & Income Portfolio	7,584	55,703	(114,526)	(51,239)	20,685	(33,834)	(20,884)	(100,743)	(3,892)	(138,668)	(189,907)	831,133	641,226	485	(3,828)	(3,343)
Fidelity VIP Mid Cap Portfolio	(2,168)	98,046	(374,631)	(278,753)	58,732	(70,785)	(69,642)	(31,835)	(6,282)	(119,812)	(398,565)	1,829,115	1,430,550	461	(2,197)	(1,736)
Fidelity VIP Freedom 2010 Portfolio	176	838	(3,156)	(2,142)	1,631	(943)	—	(28)	(195)	465	(1,677)	14,926	13,249	78	(59)	19
Fidelity VIP Freedom 2015 Portfolio	186	957	(2,981)	(1,838)	813	(269)	—	(1,200)	(31)	(687)	(2,525)	11,822	9,297	37	(77)	(40)
Fidelity VIP Freedom 2020 Portfolio	252	1,927	(6,196)	(4,017)	2,709	(1,728)	—	(42)	(289)	650	(3,367)	24,012	20,645	121	(97)	24
Fidelity VIP Freedom 2025 Portfolio	1,193	7,202	(27,903)	(19,508)	2,980	(4,343)	—	(15)	(991)	(2,369)	(21,877)	114,522	92,645	111	(242)	(131)
Fidelity VIP Freedom 2030 Portfolio	936	5,591	(23,187)	(16,660)	5,540	(3,339)	—	135	(798)	1,538	(15,122)	93,967	78,845	210	(168)	42

(a) Name Change. See Note 1.
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.	11

Columbus Life Assurance Company Separate Account 1
Statements of Changes in Net Assets (continued)
Year Ended December 31, 2022

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions									Unit transactions
Subaccount	Net investment income (loss)	Realized gains (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Non-Affiliated Series I:
Invesco V.I. American Franchise Fund	$(1,405)	$42,578	$(104,756)	$(63,583)	$6,033	$(6,922)	$(3,533)	$4,835	$(895)	$(482)	$(64,065)	$199,662	$135,597	323	(350)	(27)
Invesco V.I. Government Securities Fund	167	(198)	(1,867)	(1,898)	865	(2,201)	—	507	(146)	(975)	(2,873)	17,332	14,459	76	(133)	(57)
Non-Affiliated Class 1B:
Putnam VT International Equity Fund	2,093	27,708	(61,791)	(31,990)	18,196	(13,815)	(434)	132,436	(1,207)	135,176	103,186	308,510	411,696	5,808	(517)	5,291
Putnam VT Sustainable Leaders Fund	1	8	(22)	(13)	—	(2)	—	—	—	(2)	(15)	59	44	—	—	—
Putnam VT Small Cap Value Fund	(596)	34,288	(67,110)	(33,418)	10,127	(12,473)	(1,069)	(8,844)	(1,126)	(13,385)	(46,803)	259,983	213,180	210	(452)	(242)
Putnam VT Equity Income Fund	1,686	18,700	(18,906)	1,480	6,672	(8,374)	(415)	245,416	(1,031)	242,268	243,748	202,468	446,216	15,122	(913)	14,209
Non-Affiliated Series II:
Invesco V.I. Core Equity Fund	198	11,746	(30,584)	(18,640)	4,379	(1,624)	—	1,416	(98)	4,073	(14,567)	85,644	71,077	189	(75)	114
Invesco V.I. Discovery Mid Cap Growth Fund	(837)	45,881	(111,764)	(66,720)	8,558	(7,177)	(9,622)	12,444	(1,310)	2,893	(63,827)	206,712	142,885	1,276	(1,236)	40
Invesco V.I. Global Strategic Income Fund	(1,815)	(9,547)	(64,737)	(76,099)	39,035	(25,681)	(12,305)	1,412	(1,520)	941	(75,158)	619,336	544,178	4,081	(4,365)	(284)
Invesco Oppenheimer V.I. International Growth Fund	(3,287)	126,613	(425,249)	(301,923)	40,423	(38,968)	(18,197)	20,885	(3,411)	732	(301,191)	1,052,985	751,794	8,788	(10,146)	(1,358)
Non-Affiliated Class 2:
Franklin Growth and Income VIP Fund	6,055	99,070	(124,512)	(19,387)	14,304	(10,233)	—	(11,503)	(1,617)	(9,049)	(28,436)	265,982	237,546	246	(461)	(215)
Franklin Income VIP Fund	32,851	10,609	(87,140)	(43,680)	31,410	(34,823)	(360)	(26,968)	(2,497)	(33,238)	(76,918)	759,106	682,188	728	(1,686)	(958)
Franklin Mutual Shares VIP Fund	5,388	34,245	(67,577)	(27,944)	22,162	(20,571)	(3,989)	(5,015)	(628)	(8,041)	(35,985)	363,403	327,418	639	(892)	(253)
Franklin Large Cap Growth VIP Fund	(2,444)	130,620	(464,174)	(335,998)	18,276	(22,256)	(427)	(93,687)	(3,438)	(101,532)	(437,530)	928,554	491,024	1,150	(3,357)	(2,207)
Franklin U.S. Government Securities VIP Fund	6,288	(4,426)	(36,778)	(34,916)	20,510	(7,317)	(9,514)	(1,913)	(3,050)	(1,284)	(36,200)	347,938	311,738	1,547	(1,698)	(151)
Templeton Foreign VIP Fund	17,212	(40,725)	(37,339)	(60,852)	42,716	(28,558)	(18,510)	(53,358)	(2,250)	(59,960)	(120,812)	692,783	571,971	1,957	(4,499)	(2,542)
Templeton Growth VIP Fund	(514)	(4,455)	(16,050)	(21,019)	14,800	(7,597)	(1,760)	(11,587)	(1,290)	(7,434)	(28,453)	176,682	148,229	490	(773)	(283)
Invesco V.I. Comstock Fund	1,527	10,680	(11,725)	482	7,580	(15,314)	(2,853)	(4,125)	(1,685)	(16,397)	(15,915)	213,041	197,126	180	(506)	(326)
Invesco V.I. American Franchise Fund	(678)	69,840	(165,175)	(96,013)	12,519	(12,037)	(2,052)	5,734	(400)	3,764	(92,249)	300,693	208,444	271	(235)	36
Invesco V.I. American Value Fund	233	47,291	(52,598)	(5,074)	10,356	(9,014)	(9,008)	8,891	(794)	431	(4,643)	260,917	256,274	1,439	(1,339)	100
Morgan Stanley VIF Emerging Markets Equity Portfolio	(176)	28,825	(120,687)	(92,038)	19,038	(12,522)	(3,758)	26,714	(1,865)	27,607	(64,431)	351,279	286,848	858	(311)	547
Morgan Stanley VIF Emerging Markets Debt Portfolio	260	(108)	(999)	(847)	614	(226)	—	209	(118)	479	(368)	4,313	3,945	37	(14)	23
Morgan Stanley VIF Global Real Estate Portfolio	740	(209)	(7,221)	(6,690)	2,896	(905)	(396)	42	(494)	1,143	(5,547)	24,666	19,119	152	(116)	36
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund	38,532	319,297	(1,323,978)	(966,149)	158,802	(154,414)	(89,034)	(57,209)	(17,588)	(159,443)	(1,125,592)	5,239,496	4,113,904	2,265	(5,762)	(3,497)
DWS Small Cap Index VIP Fund	2,303	68,942	(186,349)	(115,104)	19,464	(15,078)	(7,162)	(13,230)	(3,862)	(19,868)	(134,972)	547,336	412,364	449	(890)	(441)

See accompanying notes

(a) Name Change. See Note 1.
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.	12

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements
December 31, 2023
1. Organization and Nature of Operations
Columbus Life Insurance Company Separate Account I (the “Separate Account”) is a unit investment trust registered under the Investment Company Act of 1940 (the “1940 Act”), established by the Columbus Life Insurance Company (the “Company”), a life insurance company that is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. The Separate Account is a funding vehicle for individual variable universal life policies, and commenced operations on August 30, 1999 with the issuance of the first Columbus Life flexible premium (“Flexible Premium”) variable universal life insurance policy.
The contract holder’s account value in a subaccount will vary depending on the performance of the corresponding investment portfolio (“Underlying Fund”). The Separate Account currently has 57 subaccounts available. The investment objective of each subaccount and its Underlying Fund are the same. Refer to each Underlying Fund’s prospectus for a description of investment objectives.
Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Separate Account’s assets applicable to contract holders’ accounts is not chargeable with liabilities arising out of any other business the Company may conduct. The variable annuity contracts are designed for individual investors and group plans that desire to accumulate capital on a tax-deferred basis for retirement or other long-term objectives. The variable universal life insurance policies are distributed across the United States through a network of broker-dealers and wholesalers.
Each subaccount invests all its investible assets in shares of corresponding investment portfolios (“Underlying Funds”) of the investment companies listed below:

The Alger Portfolios	Fidelity Variable Insurance Products (continued)
Non-Affiliated:	Non-Affiliated Service Class 2 (continued):
Alger Large Cap Growth Fund	Fidelity VIP Growth Portfolio
Alger Small Cap Growth Fund	Fidelity VIP Growth & Income Portfolio
Fidelity VIP Mid Cap Portfolio
DWS Investments VIT Funds	Fidelity VIP Freedom 2010 Portfolio
Non-Affiliated Class A:	Fidelity VIP Freedom 2015 Portfolio
DWS Equity 500 Index VIP Fund	Fidelity VIP Freedom 2020 Portfolio
DWS Small Cap Index VIP Fund	Fidelity VIP Freedom 2025 Portfolio
Fidelity VIP Freedom 2030 Portfolio

Fidelity Variable Insurance Products	Franklin Templeton VIP Trust
Non-Affiliated Initial Class:	Non-Affiliated Class 2:
Fidelity VIP Government Money Market	Franklin Growth and Income VIP Fund
Non-Affiliated Service Class 2:	Franklin Income VIP Fund
Fidelity VIP Asset Manager Portfolio	Franklin Mutual Shares VIP Fund
Fidelity VIP Balanced Portfolio	Franklin Large Cap Growth VIP Fund
Fidelity VIP Contrafund® Portfolio	Franklin U.S. Government Securities VIP Fund
Fidelity VIP Equity-Income Portfolio	Templeton Foreign VIP Fund
Templeton Growth VIP Fund

13

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)
1. Organization and Nature of Operations (continued)

Guggenheim Variable Insurance Funds	Morgan Stanley Variable Insurance Funds
Non-Affiliated:	Non-Affiliated Class 2:
Guggenheim VT Multi-Hedge Strategies Fund	Morgan Stanley VIF Emerging Markets Equity Portfolio
Morgan Stanley VIF Emerging Markets Debt Portfolio
Invesco Variable Insurance Funds	Morgan Stanley VIF Global Real Estate Portfolio
Non-Affiliated Series I:
Invesco V.I. American Franchise Fund	Pimco Variable Insurance Trust
Invesco V.I. Government Securities Fund	Non-Affiliated:
Non-Affiliated Series II:	PIMCO VIT Long-Term U.S. Government Portfolio
Invesco V.I. Core Equity Fund	PIMCO VIT CommodityRealReturn® Strategy Portfolio
Invesco V.I. Discovery Mid Cap Growth Fund	PIMCO VIT Total Return Portfolio
Invesco V.I. Global Strategic Income Fund
Invesco Oppenheimer V.I. International Growth Fund	Putnam Variable Trust
Non-Affiliated Class 2:	Non-Affiliated Class 1B:
Invesco V.I. American Franchise Fund	Putnam VT International Equity Fund
Invesco V.I. American Value Fund	Putnam VT Sustainable Leaders Fund
Invesco V.I. Comstock Fund	Putnam VT Small Cap Value Fund
Putnam VT Equity Income Fund

Janus Henderson VIT Funds	Touchstone Variable Series Trust
Non-Affiliated Service Class:	Affiliated Service Class:
Janus Henderson Enterprise Portfolio	Touchstone VST Balanced Fund
Janus Henderson Forty Portfolio	Touchstone VST Bond Fund
Janus Henderson Global Research Portfolio	Touchstone VST Common Stock Fund

Lincoln Financial Group
Non-Affiliated:
LVIP JPMorgan Mid Cap Value Fund

Massachusetts Financial Service Variable Insurance Trust(^II)
Non-Affiliated Initial Class:
MFS Growth Fund
MFS Investors Trust Fund
Non-Affiliated Service Class:
MFS Growth Fund
MFS Mid Cap Growth Fund
MFS New Discovery Fund
^MFS Core Equity Fund

14

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

1. Organization and Nature of Operations (continued)

During the year ended December 31, 2023, the following Underlying Funds had name changes that were made effective:
Date:	New Name:	Old Name:
4/30/2023	LVIP JPMorgan Mid Cap Value Fund	JPMorgan IT Mid Cap Value
2. Significant Accounting Policies
Basis of Presentation
The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“US GAAP”).
Investments
Investments in shares of the Underlying Funds are valued at fair value as determined by the closing net asset value per share on December 31, 2023. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.
Share transactions are recorded on the trade date. Realized gains and losses on sales of the Funds’ shares are determined based on the identified cost basis.
Capital gain distributions are included in the realized gain distributions line on the Statements of Operations. Dividends are included in the reinvested dividends line on the Statements of Operations. Dividends and capital gain distributions are recorded on the ex-dividend date. Dividends and capital gain distributions from the Underlying Funds’ are reinvested in the respective Underlying Funds and are reflected in the unit values of the subaccounts.
The Separate Account’s investments are held at fair value. Fair value is the price that the Separate Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is established using a three-level hierarchy based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Separate Account’s investments are assigned a level based upon the observability of the inputs that are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.
•Level 1 - inputs to the valuation methodology are quoted prices in active markets.
•    Level 2 - inputs to the valuation methodology are observable, directly or indirectly.
•    Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity.

The Separate Account’s investments are valued as Level 1. There were no transfers between levels 1, 2, and 3 during the year. The Separate Account’s policy is to recognize the transfers in and transfers out of levels at the beginning of the annual reporting period.

15

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)
Unit Value
Unit values for the subaccounts are computed at the end of each business day. The unit value is equal to the unit value for the preceding business day multiplied by a net investment factor. This net investment factor is determined based on the net asset value of the Underlying Fund, reinvested dividends and capital gains, and the daily asset charge for the mortality and expense risk and administrative charges, as applicable.
Taxes
Operations of the Separate Account are included in the income tax return of the Company, which is taxed as a life insurance company under the Internal Revenue Code (“IRC”). The Separate Account is not taxed as a regulated investment company under Subchapter M of the IRC. Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate account for such tax since, under current tax law, the Company pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, the Company retains the right to charge for any federal income tax incurred, which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.
Use of Estimates
The preparation of financial statements in accordance with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
Subsequent Events

Management has evaluated subsequent events though the issuance of these financial statements and determined that no additional disclosures are required.

16

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

3. Purchases and Sales of Investments
The aggregate cost of Underlying Fund shares purchased and proceeds from Underlying Fund shares sold during the year ended December 31, 2023 and the cost of shares held at December 31, 2023, for each subaccount were as follows:

Subaccount	Purchases	Sales	Cost
Affiliated:
Touchstone VST Balanced Fund	$70,103	$(85,401)	$503,234
Touchstone VST Bond Fund	514,632	(174,387)	8,989,055
Touchstone VST Common Stock Fund	1,148,500	(609,882)	12,132,447
Non-Affiliated:
Alger Large Cap Growth Fund	—	(5,104)	73,282
Alger Small Cap Growth Fund	—	(9,723)	41,224
LVIP JPMorgan Mid Cap Value Fund (a)	36	(11)	330
PIMCO VIT Long-Term U.S. Government Portfolio	8,287	(6,669)	60,459
PIMCO VIT CommodityRealReturn® Strategy Portfolio	6,482	(987)	23,936
PIMCO VIT Total Return Portfolio	150,788	(13,204)	315,745
Guggenheim VT Multi-Hedge Strategies Fund	4,543	(807)	22,054
Non-Affiliated Initial Class:
Fidelity VIP Government Money Market	124,136	(144,890)	813,717
MFS Growth Fund	1,265	(5,031)	13,051
MFS Investors Trust Fund	636	(945)	8,539
Non-Affiliated Service Class:
Janus Henderson Enterprise Portfolio	12,423	(11,455)	107,041
Janus Henderson Forty Portfolio	12,606	(31,907)	442,040
Janus Henderson Global Research Portfolio	15,280	(7,547)	181,784
MFS Growth Fund	1,939	(1,227)	20,642
MFS Mid Cap Growth Fund	34	(105)	2,940
MFS New Discovery Fund	—	(176)	9,560
MFS Core Equity Fund	679	(377)	12,324
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	2,803	(2,563)	36,547
Fidelity VIP Balanced Portfolio	63,832	(50,119)	840,017
Fidelity VIP Contrafund® Portfolio	91,342	(167,015)	1,382,739
Fidelity VIP Equity-Income Portfolio	64,593	(71,189)	749,823
Fidelity VIP Growth Portfolio	78,172	(118,359)	748,485
Fidelity VIP Growth & Income Portfolio	51,716	(53,553)	557,678
Fidelity VIP Mid Cap Portfolio	164,708	(86,315)	1,574,513
Fidelity VIP Freedom 2010 Portfolio	3,134	(1,267)	16,709
Fidelity VIP Freedom 2015 Portfolio	1,388	(585)	12,063
Fidelity VIP Freedom 2020 Portfolio	3,164	(13,098)	12,942
Fidelity VIP Freedom 2025 Portfolio	4,798	(4,879)	98,650
Fidelity VIP Freedom 2030 Portfolio	7,647	(5,242)	87,676

(a) Name Change. See Note 1.
(b) New Underlying Fund. See Note 1.	17
(c) Merger. See Note 1.

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

3. Purchases and Sales of Investments (continued)

Subaccount	Purchases	Sales	Cost
Non-Affiliated Series I:
Invesco V.I. American Franchise Fund	$9,450	$(22,528)	$179,528
Invesco V.I. Government Securities Fund	2,922	(2,625)	16,563
Non-Affiliated Class 1B:
Putnam VT International Equity Fund	18,885	(58,434)	378,244
Putnam VT Sustainable Leaders Fund	2	(2)	43
Putnam VT Small Cap Value Fund	38,297	(67,723)	147,298
Putnam VT Equity Income Fund	39,874	(93,920)	371,499
Non-Affiliated Series II:
Invesco V.I. Core Equity Fund	9,230	(2,606)	96,105
Invesco V.I. Discovery Mid Cap Growth Fund	9,765	(12,115)	201,591
Invesco V.I. Global Strategic Income Fund	32,155	(140,475)	524,237
Invesco Oppenheimer V.I. International Growth Fund	34,836	(112,834)	870,080
Non-Affiliated Class 2:
Franklin Growth and Income VIP Fund	34,116	(12,870)	334,753
Franklin Income VIP Fund	125,466	(46,833)	767,334
Franklin Mutual Shares VIP Fund	58,753	(37,166)	385,042
Franklin Large Cap Growth VIP Fund	28,767	(77,574)	632,561
Franklin U.S. Government Securities VIP Fund	26,028	(76,993)	299,100
Templeton Foreign VIP Fund	63,563	(69,994)	602,604
Templeton Growth VIP Fund	13,935	(26,473)	138,290
Invesco V.I. Comstock Fund	40,394	(28,318)	181,663
Invesco V.I. American Franchise Fund	17,501	(18,005)	302,478
Invesco V.I. American Value Fund	66,490	(29,299)	326,012
Morgan Stanley VIF Emerging Markets Equity Portfolio	90,783	(28,103)	400,489
Morgan Stanley VIF Emerging Markets Debt Portfolio	1,012	(254)	5,776
Morgan Stanley VIF Global Real Estate Portfolio	7,613	(3,009)	27,741
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund	425,343	(450,342)	3,822,495
DWS Small Cap Index VIP Fund	41,333	(31,548)	506,400

(a) Name Change. See Note 1.
(b) New Underlying Fund. See Note 1.	18
(c) Merger. See Note 1.

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

4. Expenses and Related Party Transactions
The Company deducts a premium expense charge from the Separate Account to cover the cost of distributing the policies. For Flexible Premium, the maximum premium expense charge is 5.50% of a premium payment, with the current premium expense charge at 4.75% of a premium payment. For Pinnacle, Pinnacle II and Legacy, for a Coverage Layer in a Coverage Year for the first 12 coverage years, the current premium expense charge is 6.50% of premium payments up to target premium, with a maximum of 7.50%. In a coverage year after the first 12 coverage years, the current premium expense charge is 2.50%, with a maximum of 3.50%. Premium payments in excess of target premium for a coverage layer in a coverage year for the first 12 coverage years, have a premium charge of 3.25%, with a maximum of 4.25%. In a coverage year after the first 12 coverage years for premium payments in excess of target premium, the current premium expense charge is 1.75%, with a maximum of 2.75%. The premium expense charge is deducted from each premium payment before the net premiums are allocated to the investment options.

For Flexible Premium, a tax charge is deducted to cover state taxes on insurance premiums and certain federal taxes. The tax charge is equal to the state premium tax rate for the state of residence plus .55% for certain federal taxes. The maximum tax charge is 3.50% of a premium payment. The tax charge is deducted from each premium payment before the net premiums are allocated to the investment options. For Pinnacle, Pinnacle II and Legacy, a state tax charge equal to the state premium tax rate for the state of residence is deducted from each premium payment before the net premiums are allocated to the investment options. The maximum state tax charge is 3.50% of a premium payment.
The Company also deducts from a contract owner’s account a monthly cost of insurance charge for providing policyholders with life insurance protection. The amount of the cost of insurance depends on the amount of insurance requested, and the age, gender and underwriting class of the insured. The cost of insurance is also affected by the account value, indebtedness and death benefit option. The maximum monthly cost of insurance charge for a policy is shown in the policy schedule. The Company may charge less than the maximum shown in the policy schedule.
The Company also deducts from a contract owner’s account an amount monthly to cover the cost of any additional benefits provided under the policy by rider. Both the cost of insurance charge and the charge for riders are deducted from a contract owner’s account on each monthly anniversary day.
The monthly expense charge covers the cost of record keeping and administering the policy. For Flexible Premium policies, the maximum monthly expense charge is $7 with the current monthly expense charge at $6. For Pinnacle, Pinnacle II and Legacy policies, the maximum monthly expense charge is $9 with the current monthly expense charge at $7.50. This charge is also deducted from a contract owner’s account on each monthly anniversary day.

19

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)
4. Expenses and Related Party Transactions (continued)
The Company also charges policies a fee in order to compensate for its assumption of mortality and expense risks. For Flexible Premium, the deduction is made daily on a pro rata basis from the accumulation unit values of each sub-account at an annual effective rate not to exceed 1.00%. For Pinnacle, Pinnacle II and Legacy, the deduction is made monthly as a direct charge to the policy at an annual effective rate not to exceed 0.90%. The monthly deduction can be charged on a pro-rata basis to each investment option or from a single investment option at the direction of the policyholder. As of December 31, 2023, the effective annual rate of the Flexible Premium charges is 0.90% and for each Pinnacle, Pinnacle II and Legacy effective annual rate charges are 0.70%.
A surrender charge is imposed by the Company if the policy is cancelled or, under certain circumstances, if the specified amount decreases during the first 14 years after the policy is issued, or during the first 14 years after any increase in the specified amount for Flexible Premium policies. For Pinnacle, Pinnacle II and Legacy policies, the surrender charge applies during the first 12 months since the policy date or since the date of any increase in Base Specified Amount, if the policy is cancelled or if the policy terminates at the end of a grace period. The amount of the charge depends upon the insured’s age, gender and underwriting class.
There is no charge for the first 12 transfers among sub-accounts each policy year. Additional transfers are $10 for each transfer in a policy year. The charge is deducted from the account value at the time of the transfer. There are no charges for transfers made in connection with the dollar cost averaging program and these transfers are not counted when determining the number of transfers made in a policy year.
There is no charge for the first withdrawal in a policy year. There is a withdrawal charge of $50 per withdrawal for each additional withdrawal. The amount of the charge is deducted from the account value.
Touchstone Advisors Inc., an affiliate of the Company, advises certain funds in the Touchstone Variable Series Trust, offered through the Company’s variable life products.
20

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)
5. Financial Highlights
A summary of net assets, unit values and units outstanding for variable annuity contracts, investment income and expense ratios, excluding expenses of the underlying funds and total returns are presented for each period ended December 31. The ranges of lowest to highest unit values and total return are based on the product groupings that represent lowest and highest expense ratio amounts. The first unit value presented in the range of each subaccount within the table corresponds to the highest expense ratio for each subaccount presented within the table. The first total return presented in the range of each subaccount within the table corresponds to the highest expense ratio for each subaccount presented within the table. Therefore, some individual contract ratios are not within the ranges presented. The financial highlights include historical highlights for funds that may no longer be offered in the current year statements.

** Investment income ratio amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Underlying Fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Underlying Fund in which the subaccounts invest. Therefore, the Investment Income Ratio is greatly affected by the amount of subaccount assets that are present on specific dividend record dates.

*** Expense ratio amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk and administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

**** Total return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, which includes expenses assessed through the reduction of unit values. The ratio does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

21

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

	At December 31, 2023					For the Period Ended December 31, 2023
Subaccount	Units (000s)	Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Touchstone Variable Series Trust
Touchstone VST Balanced Fund	42	$10.55	to	$10.81	$455	1.30%	0.00%	to	0.90%	17.51%	to	18.57%
Touchstone VST Bond Fund	786	9.69	to	10.09	7,927	5.05%	0.00%	to	0.90%	4.75%	to	5.70%
Touchstone VST Common Stock Fund	829	17.07	to	17.78	14,687	0.65%	0.00%	to	0.90%	25.22%	to	26.35%
The Alger Portfolios
Alger Large Cap Growth Fund	2			37.48	69	—%			0.90%			31.48%
Alger Small Cap Growth Fund	1			31.76	29	—%			0.90%			15.45%
Lincoln Financial Group
LVIP JPMorgan Mid Cap Value Fund (a)	*-			57.80	*-	2.98%			0.00%			10.91%
PIMCO Variable Insurance Trust
PIMCO VIT Long-Term U.S. Government Portfolio	2			27.75	45	2.38%			0.90%			3.05%
PIMCO VIT CommodityRealReturn® Strategy Portfolio	1			15.33	20	16.01%			0.00%			(7.85)%
PIMCO VIT Total Return Portfolio	17			16.89	294	3.59%			0.00%			5.93%
Guggenheim Variable Insurance Funds
Guggenheim VT Multi-Hedge Strategies Fund	1			15.15	23	2.82%			0.00%			4.37%
Fidelity Variable Insurance Products Funds
Fidelity VIP Government Money Market	60	10.33	to	14.16	814	4.78%	0.00%	to	0.90%	3.95%	to	4.89%
Fidelity VIP Asset Manager Portfolio	1	24.87	to	31.84	38	2.21%	0.00%	to	0.90%	11.64%	to	12.65%
Fidelity VIP Balanced Portfolio	20	37.77	to	48.75	980	1.55%	0.00%	to	0.90%	20.15%	to	21.23%
Fidelity VIP Contrafund® Portfolio	22	62.25	to	80.60	1,739	0.26%	0.00%	to	0.90%	31.92%	to	33.12%
Fidelity VIP Equity-Income Portfolio	19	33.85	to	44.21	812	1.77%	0.00%	to	0.90%	9.39%	to	10.38%
Fidelity VIP Growth Portfolio	13	48.84	to	66.81	849	—%	0.00%	to	0.90%	34.67%	to	35.89%
Fidelity VIP Growth & Income Portfolio	14	39.89	to	52.27	717	1.49%	0.00%	to	0.90%	17.30%	to	18.37%
Fidelity VIP Mid Cap Portfolio	21	64.43	to	82.29	1,674	0.40%	0.00%	to	0.90%	13.77%	to	14.80%
Fidelity VIP Freedom 2010 Portfolio	1			20.46	15	3.78%			0.00%			9.08%
Fidelity VIP Freedom 2015 Portfolio	*-			21.69	11	3.43%			0.00%			10.64%
Fidelity VIP Freedom 2020 Portfolio	1			22.56	12	2.19%			0.00%			12.22%
Fidelity VIP Freedom 2025 Portfolio	4			24.43	102	2.62%			0.00%			13.32%
Fidelity VIP Freedom 2030 Portfolio	4			25.34	91	2.26%			0.00%			14.46%
MFS Variable Insurance Trust (^II)
MFS Growth Fund - Initial Class	*-			51.36	13	—%			0.90%			34.65%
MFS Investors Trust Fund	*-			39.63	11	0.73%			0.90%			17.91%
^MFS Core Equity Fund	1	23.82	to	25.78	14	0.33%	0.00%	to	0.90%	21.69%	to	22.79%
MFS Growth Fund - Service Class	*-			63.72	26	—%			0.00%			35.51%
MFS Mid Cap Growth Fund	*-	25.29	to	37.29	2	—%	0.00%	to	0.90%	19.89%	to	20.97%
MFS New Discovery Fund	*-	38.83	to	52.46	7	—%	0.00%	to	0.90%	13.23%	to	14.25%
Janus Henderson VIT Funds
Janus Henderson Enterprise Portfolio	2			70.68	112	0.09%			0.00%			17.78%
Janus Henderson Forty Portfolio	6			83.78	488	0.13%			0.00%			39.65%
Janus Henderson Global Research Portfolio	7			32.05	211	0.79%			0.00%			26.47%

-*Less than 500.
(a) Name Change. See Note 1.
(b) New Underlying Fund. See Note 1.	22
(c) Merger. See Note 1.

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

	At December 31, 2023					For the Period Ended December 31, 2023
Subaccount	Units (000s)	Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Invesco Variable Insurance Funds
Invesco V.I. Government Securities Fund	1			$17.28	$15	2.10%			0.90%			3.68%
Invesco V.I. American Franchise Fund - Series I	5			37.23	172	—%			0.90%			39.66%
Invesco V.I. Core Equity Fund	3			34.57	92	0.50%			0.00%			23.09%
Invesco V.I. Comstock Fund	3			60.98	207	1.56%			0.00%			12.09%
Invesco V.I. American Franchise Fund - Class II	4			72.21	286	—%			0.00%			40.60%
Invesco V.I. American Value Fund	8			32.50	276	0.38%			0.00%			15.29%
Invesco V.I. Discovery Mid Cap Growth Fund	11			14.65	159	—%			0.00%			12.85%
Invesco V.I. Global Strategic Income Fund	48			10.01	478	—%			0.00%			8.60%
Invesco Oppenheimer V.I. International Growth Fund	61			13.46	820	0.30%			0.00%			20.64%
Putnam Variable Trust
Putnam VT International Equity Fund	14	28.08	to	33.80	445	0.04%	0.00%	to	0.90%	17.44%	to	18.51%
Putnam VT Sustainable Leaders Fund	*-			83.60	*-	—%			0.00%			26.11%
Putnam VT Small Cap Value Fund	3			66.61	199	0.16%			0.00%			23.75%
Putnam VT Equity Income Fund	21			20.36	418	2.21%			0.00%			15.67%
Franklin Templeton Variable Insurance Products Trust
Franklin Growth and Income VIP Fund	5			52.40	262	2.21%			0.00%			8.98%
Franklin Income VIP Fund	18			40.08	739	5.13%			0.00%			8.62%
Franklin Mutual Shares VIP Fund	9			40.35	356	1.90%			0.00%			13.46%
Franklin Large Cap Growth VIP Fund	10			62.55	612	—%			0.00%			40.44%
Franklin U.S. Government Securities VIP Fund	17			15.69	266	2.57%			0.00%			4.47%
Templeton Foreign VIP Fund	20			32.37	662	3.18%			0.00%			20.76%
Templeton Growth VIP Fund	5			34.77	160	3.21%			0.00%			21.01%
Morgan Stanley Variable Insurance Funds
Morgan Stanley VIF Emerging Markets Equity Portfolio	8			48.85	375	1.67%			0.00%			11.96%
Morgan Stanley VIF Emerging Markets Debt Portfolio	*-			21.51	5	8.44%			0.00%			11.69%
Morgan Stanley VIF Global Real Estate Portfolio	1			27.60	26	1.87%			0.00%			10.47%
DWS Investments VIT Funds
DWS Equity 500 Index VIP Fund	83	40.16	to	59.52	4,831	1.37%	0.00%	to	0.90%	24.87%	to	26.00%
DWS Small Cap Index VIP Fund	9	42.68	to	56.91	476	1.13%	0.00%	to	0.90%	15.71%	to	16.76%

-*Less than 500.
(a) Name Change. See Note 1.
(b) New Underlying Fund. See Note 1.	23
(c) Merger. See Note 1.

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

	At December 31, 2022								For the Period Ended December 31, 2022
Subaccount	Beginning Unit Value Range			Units (000s)	Ending Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Touchstone Variable Series Trust
Touchstone VST Balanced Fund	$10.78	to	$10.85	44	$8.98	to	$9.12	$402	0.47%	0.00%	to	0.90%	(16.70)%	to	(15.95)%
Touchstone VST Bond Fund	10.84	to	11.09	790	9.25	to	9.55	7,543	1.85%	0.00%	to	0.90%	(14.67)%	to	(13.90)%
Touchstone VST Common Stock Fund	16.74	to	17.11	855	13.64	to	14.07	11,997	0.23%	0.00%	to	0.90%	(18.52)%	to	(17.79)%
The Alger Portfolios
Alger Large Cap Growth Fund			46.89	2			28.50	56	—%			0.90%			(39.21)%
Alger Small Cap Growth Fund			44.78	1			27.51	35	—%			0.90%			(38.57)%
JP Morgan Insurance Trust
JP Morgan IT Mid Cap Value			56.74	*-			52.11	*-	0.96%			0.00%			(8.16)%
PIMCO Variable Insurance Trust
PIMCO VIT Long-Term U.S. Government Portfolio			38.21	2			26.93	42	2.04%			0.90%			(29.51)%
PIMCO VIT CommodityRealReturn® Strategy Portfolio			15.32	1			16.64	19	20.85%			0.00%			8.61%
PIMCO VIT Total Return Portfolio			18.60	9			15.94	150	2.60%			0.00%			(14.30)%
Guggenheim Variable Insurance Funds
Guggenheim VT Multi-Hedge Strategies Fund			15.02	1			14.51	19	1.16%			0.00%			(3.40)%
Fidelity Variable Insurance Products Funds
Fidelity VIP Government Money Market	9.89	to	13.31	64	9.94	to	13.50	834	1.41%	0.00%	to	0.90%	0.53%	to	1.44%
Fidelity VIP Asset Manager Portfolio	26.49	to	33.31	1	22.28	to	28.27	34	1.86%	0.00%	to	0.90%	(15.91)%	to	(15.15)%
Fidelity VIP Balanced Portfolio	38.77	to	49.15	21	31.44	to	40.21	839	1.06%	0.00%	to	0.90%	(18.92)%	to	(18.19)%
Fidelity VIP Contrafund® Portfolio	64.77	to	82.37	24	47.19	to	60.55	1,426	0.26%	0.00%	to	0.90%	(27.15)%	to	(26.49)%
Fidelity VIP Equity-Income Portfolio	32.96	to	42.27	20	30.95	to	40.05	778	1.60%	0.00%	to	0.90%	(6.10)%	to	(5.25)%
Fidelity VIP Growth Portfolio	48.56	to	65.24	14	36.27	to	49.16	688	0.34%	0.00%	to	0.90%	(25.32)%	to	(24.64)%
Fidelity VIP Growth & Income Portfolio	36.19	to	46.57	15	34.01	to	44.16	641	1.32%	0.00%	to	0.90%	(6.02)%	to	(5.17)%
Fidelity VIP Mid Cap Portfolio	67.20	to	84.30	20	56.63	to	71.68	1,431	0.26%	0.00%	to	0.90%	(15.73)%	to	(14.97)%
Fidelity VIP Freedom 2010 Portfolio			21.72	1			18.75	13	1.94%			0.00%			(13.66)%
Fidelity VIP Freedom 2015 Portfolio			23.00	*-			19.60	9	1.91%			0.00%			(14.79)%
Fidelity VIP Freedom 2020 Portfolio			23.93	1			20.11	21	1.86%			0.00%			(15.97)%
Fidelity VIP Freedom 2025 Portfolio			25.86	4			21.56	93	1.82%			0.00%			(16.64)%
Fidelity VIP Freedom 2030 Portfolio			26.71	4			22.14	79	1.72%			0.00%			(17.09)%
MFS Variable Insurance Trust (^II)
MFS Growth Fund - Initial Class			56.30	*-			38.14	14	—%			0.90%			(32.25)%
MFS Investors Trust Fund			40.61	*-			33.61	10	0.67%			0.90%			(17.24)%
^MFS Core Equity Fund	23.94	to	25.44	1	19.58	to	20.99	12	0.07%	0.00%	to	0.90%	(18.23)%	to	(17.48)%
MFS Growth Fund - Service Class			68.95	*-			47.02	20	—%			0.00%			(31.80)%
MFS Mid Cap Growth Fund	29.90	to	43.29	*-	21.10	to	30.82	2	—%	0.00%	to	0.90%	(29.43)%	to	(28.79)%
MFS New Discovery Fund	49.43	to	65.59	*-	34.29	to	45.91	6	—%	0.00%	to	0.90%	(30.62)%	to	(29.99)%
Janus Henderson VIT Funds
Janus Henderson Enterprise Portfolio			71.57	2			60.01	101	0.07%			0.00%			(16.15)%
Janus Henderson Forty Portfolio			90.53	6			59.99	366	0.04%			0.00%			(33.73)%
Janus Henderson Global Research Portfolio			31.53	7			25.35	166	0.91%			0.00%			(19.61)%

24
-*Less than 500.

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

	At December 31, 2022								For the Period Ended December 31, 2022
Subaccount	Beginning Unit Value Range			Units (000s)	Ending Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Invesco Variable Insurance Funds
Invesco V.I. Government Securities Fund			$18.75	1			$16.67	$14	1.97%			0.90%			(11.10)%
Invesco V.I. American Franchise Fund - Series I			39.05	5			26.66	136	—%			0.90%			(31.73)%
Invesco V.I. Core Equity Fund			35.44	3			28.08	71	0.64%			0.00%			(20.75)%
Invesco V.I. Comstock Fund			53.95	4			54.40	197	1.35%			0.00%			0.85%
Invesco V.I. American Franchise Fund - Class II			74.75	4			51.36	208	—%			0.00%			(31.30)%
Invesco V.I. American Value Fund			29.02	9			28.19	256	0.50%			0.00%			(2.86)%
Invesco V.I. Discovery Mid Cap Growth Fund			18.85	11			12.98	143	—%			0.00%			(31.13)%
Invesco V.I. Global Strategic Income Fund			10.44	59			9.22	544	—%			0.00%			(11.71)%
Invesco Oppenheimer V.I. International Growth Fund			15.32	67			11.16	752	—%			0.00%			(27.16)%
Putnam Variable Trust
Putnam VT International Equity Fund	28.31	to	33.47	15	23.91	to	28.53	412	1.34%	0.00%	to	0.90%	(15.53)%	to	(14.77)%
Putnam VT Sustainable Leaders Fund			85.99	*-			66.29	*-	2.09%			0.00%			(22.91)%
Putnam VT Small Cap Value Fund			61.85	4			53.82	213	0.16%			0.00%			(12.98)%
Putnam VT Equity Income Fund			18.17	25			17.60	446	0.97%			0.00%			(3.13)%
Franklin Templeton Variable Insurance Products Trust
Franklin Growth and Income VIP Fund			51.59	5			48.08	238	3.03%			0.00%			(6.81)%
Franklin Income VIP Fund			39.04	18			36.90	682	4.87%			0.00%			(5.47)%
Franklin Mutual Shares VIP Fund			38.42	9			35.56	327	1.84%			0.00%			(7.43)%
Franklin Large Cap Growth VIP Fund			70.18	11			44.54	491	—%			0.00%			(36.54)%
Franklin U.S. Government Securities VIP Fund			16.64	21			15.02	312	2.35%			0.00%			(9.75)%
Templeton Foreign VIP Fund			29.01	21			26.80	572	3.11%			0.00%			(7.61)%
Templeton Growth VIP Fund			32.46	5			28.73	148	0.16%			0.00%			(11.50)%
Morgan Stanley Variable Insurance Funds
Morgan Stanley VIF Emerging Markets Equity Portfolio			58.27	7			43.63	287	0.36%			0.00%			(25.13)%
Morgan Stanley VIF Emerging Markets Debt Portfolio			23.72	*-			19.26	4	7.49%			0.00%			(18.81)%
Morgan Stanley VIF Global Real Estate Portfolio			33.86	1			24.99	19	4.23%			0.00%			(26.20)%
DWS Investments VIT Funds
DWS Equity 500 Index VIP Fund	39.74	to	57.84	89	32.16	to	47.23	4,114	1.24%	0.00%	to	0.90%	(19.07)%	to	(18.34)%
DWS Small Cap Index VIP Fund	46.90	to	61.41	9	36.89	to	48.74	412	0.93%	0.00%	to	0.90%	(21.35)%	to	(20.64)%

25
-*Less than 500.

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

	At December 31, 2021								For the Period Ended December 31, 2021
Subaccount	Beginning Unit Value Range			Units (000s)	Ending Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Touchstone Variable Series Trust
Touchstone VST Balanced Fund (April 17, 2021)	$10.00	to	$10.00	47	$10.78	to	$10.85	$512	0.32%	0.00%	to	0.90%	7.75%	to	8.45%
Touchstone VST Bond Fund	11.09	to	11.23	712	10.84	to	11.09	7,897	2.29%	0.00%	to	0.90%	(2.19)%	to	(1.30)%
Touchstone VST Common Stock Fund	13.24	to	13.42	937	16.74	to	17.11	16,017	0.40%	0.00%	to	0.90%	26.42%	to	27.57%
The Alger Portfolios
Alger Large Cap Growth Fund			42.30	2			46.89	99	—%			0.90%			10.84%
Alger Small Cap Growth Fund			48.10	1			44.78	58	—%			0.90%			(6.91)%
JP Morgan Insurance Trust
JP Morgan IT Mid Cap Value			43.69	*-			56.74	*-	1.25%			0.00%			29.88%
PIMCO Variable Insurance Trust
PIMCO VIT Long-Term U.S. Government Portfolio			40.49	2			38.21	59	1.56%			0.90%			(5.64)%
PIMCO VIT CommodityRealReturn® Strategy Portfolio			11.49	1			15.32	17	4.38%			0.00%			33.34%
PIMCO VIT Total Return Portfolio			18.84	10			18.60	190	1.83%			0.00%			(1.27)%
Guggenheim Variable Insurance Funds
Guggenheim VT Multi-Hedge Strategies Fund			13.90	1			15.02	20	—%			0.00%			8.10%
Fidelity Variable Insurance Products Funds
Fidelity VIP Government Money Market	9.97	to	13.31	69	9.89	to	13.31	877	0.01%	0.00%	to	0.90%	(0.89)%	to	0.01%
Fidelity VIP Asset Manager Portfolio	24.37	to	30.37	1	26.49	to	33.31	43	1.43%	0.00%	to	0.90%	8.69%	to	9.68%
Fidelity VIP Balanced Portfolio	33.16	to	41.65	22	38.77	to	49.15	1,079	0.73%	0.00%	to	0.90%	16.93%	to	17.99%
Fidelity VIP Contrafund® Portfolio	51.26	to	64.60	25	64.77	to	82.37	2,040	0.03%	0.00%	to	0.90%	26.36%	to	27.51%
Fidelity VIP Equity-Income Portfolio	26.69	to	33.92	23	32.96	to	42.27	933	1.65%	0.00%	to	0.90%	23.48%	to	24.60%
Fidelity VIP Growth Portfolio	39.87	to	53.08	12	48.56	to	65.24	760	—%	0.00%	to	0.90%	21.80%	to	22.90%
Fidelity VIP Growth & Income Portfolio	29.06	to	37.07	18	36.19	to	46.57	831	2.22%	0.00%	to	0.90%	24.51%	to	25.64%
Fidelity VIP Mid Cap Portfolio	54.12	to	67.27	22	67.20	to	84.30	1,829	0.36%	0.00%	to	0.90%	24.18%	to	25.31%
Fidelity VIP Freedom 2010 Portfolio			20.57	1			21.72	15	0.81%			0.00%			5.60%
Fidelity VIP Freedom 2015 Portfolio			21.42	1			23.00	12	0.49%			0.00%			7.39%
Fidelity VIP Freedom 2020 Portfolio			21.90	1			23.93	24	0.66%			0.00%			9.26%
Fidelity VIP Freedom 2025 Portfolio			23.39	4			25.86	115	0.79%			0.00%			10.55%
Fidelity VIP Freedom 2030 Portfolio			23.83	4			26.71	94	0.82%			0.00%			12.07%
MFS Variable Insurance Trust (^II)
MFS Growth Fund - Initial Class			45.99	*-			56.30	25	—%			0.90%			22.42%
MFS Investors Trust Fund			32.32	*-			40.61	13	0.63%			0.90%			25.67%
^MFS Core Equity Fund	19.32	to	20.34	1	23.94	to	25.44	18	0.27%	0.00%	to	0.90%	23.93%	to	25.05%
MFS Growth Fund - Service Class			55.95	*-			68.95	31	—%			0.00%			23.24%
MFS Mid Cap Growth Fund	26.49	to	38.01	*-	29.90	to	43.29	3	—%	0.00%	to	0.90%	12.85%	to	13.88%
MFS New Discovery Fund	49.11	to	64.57	*-	49.43	to	65.59	9	—%	0.00%	to	0.90%	0.66%	to	1.57%
Janus Henderson VIT Funds
Janus Henderson Enterprise Portfolio			61.41	1			71.57	88	0.24%			0.00%			16.54%
Janus Henderson Forty Portfolio			73.84	8			90.53	715	—%			0.00%			22.60%
Janus Henderson Global Research Portfolio			26.76	6			31.53	200	0.37%			0.00%			17.80%

26
-*Less than 500.

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

	At December 31, 2021								For the Period Ended December 31, 2021
Subaccount	Beginning Unit Value Range			Units (000s)	Ending Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Invesco Variable Insurance Funds
Invesco V.I. Government Securities Fund			$19.36	1			$18.75	$17	2.48%			0.90%			(3.15)%
Invesco V.I. American Franchise Fund - Series I			35.21	5			39.05	200	—%			0.90%			10.92%
Invesco V.I. Core Equity Fund			27.82	2			35.44	86	0.42%			0.00%			27.38%
Invesco V.I. Comstock Fund			40.55	4			53.95	213	1.60%			0.00%			33.04%
Invesco V.I. American Franchise Fund - Class II			66.96	4			74.75	301	—%			0.00%			11.65%
Invesco V.I. American Value Fund			22.74	9			29.02	261	0.33%			0.00%			27.62%
Invesco V.I. Discovery Mid Cap Growth Fund			15.87	11			18.85	207	—%			0.00%			18.79%
Invesco V.I. Global Strategic Income Fund			10.83	59			10.44	619	4.40%			0.00%			(3.56)%
Invesco Oppenheimer V.I. International Growth Fund			13.91	69			15.32	1,053	—%			0.00%			10.12%
Putnam Variable Trust
Putnam VT International Equity Fund	26.25	to	30.76	10	28.31	to	33.47	309	1.14%	0.00%	to	0.90%	7.84%	to	8.82%
Putnam VT Sustainable Leaders Fund			69.61	*-			85.99	*-	—%			0.00%			23.53%
Putnam VT Small Cap Value Fund			44.21	4			61.85	260	0.76%			0.00%			39.90%
Putnam VT Equity Income Fund			14.27	11			18.17	202	1.21%			0.00%			27.30%
Franklin Templeton Variable Insurance Products Trust
Franklin Growth and Income VIP Fund			41.19	5			51.59	266	2.47%			0.00%			25.24%
Franklin Income VIP Fund			33.43	19			39.04	759	4.67%			0.00%			16.75%
Franklin Mutual Shares VIP Fund			32.24	9			38.42	363	2.88%			0.00%			19.17%
Franklin Large Cap Growth VIP Fund			60.88	13			70.18	929	—%			0.00%			15.28%
Franklin U.S. Government Securities VIP Fund			16.95	21			16.64	348	2.47%			0.00%			(1.83)%
Templeton Foreign VIP Fund			27.85	24			29.01	693	1.82%			0.00%			4.16%
Templeton Growth VIP Fund			30.96	5			32.46	177	1.08%			0.00%			4.87%
Morgan Stanley Variable Insurance Funds
Morgan Stanley VIF Emerging Markets Equity Portfolio			56.60	6			58.27	351	0.78%			0.00%			2.95%
Morgan Stanley VIF Emerging Markets Debt Portfolio			24.19	*-			23.72	4	4.85%			0.00%			(1.96)%
Morgan Stanley VIF Global Real Estate Portfolio			27.34	1			33.86	25	2.35%			0.00%			23.83%
DWS Investments VIT Funds
DWS Equity 500 Index VIP Fund	31.23	to	45.05	92	39.74	to	57.84	5,239	1.51%	0.00%	to	0.90%	27.24%	to	28.40%
DWS Small Cap Index VIP Fund	41.33	to	53.63	9	46.90	to	61.41	547	0.88%	0.00%	to	0.90%	13.47%	to	14.50%

27
-*Less than 500.

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

	At December 31, 2020								For the Period Ended December 31, 2020
Subaccount	Beginning Unit Value Range			Units (000s)	Ending Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Touchstone Variable Series Trust
Touchstone VST Moderate ETF Fund	$18.05	to	$20.04	11	$19.87	to	$22.26	$244	2.13%	0.00%	to	0.90%	10.07%	to	11.07%
Touchstone VST Aggressive ETF Fund			21.37	7			23.90	165	1.92%			0.00%			11.84%
Touchstone VST Conservative ETF Fund			17.83	1			19.59	20	2.79%			0.00%			9.90%
Touchstone VST Bond Fund	10.20	to	10.25	736	11.09	to	11.23	8,264	1.74%	0.00%	to	0.90%	8.64%	to	9.62%
Touchstone VST Common Stock Fund	10.82	to	10.86	1,063	13.24	to	13.42	14,245	0.63%	0.00%	to	0.90%	22.38%	to	23.48%
The Alger Portfolios
Alger Large Cap Growth Fund			25.56	2			42.30	94	0.18%			0.90%			65.53%
Alger Small Cap Growth Fund			29.04	1			48.10	65	1.10%			0.90%			65.65%
JP Morgan Insurance Trust
JP Morgan IT Mid Cap Value			43.52	*-			43.69	*-	1.68%			0.00%			0.37%
PIMCO Variable Insurance Trust
PIMCO VIT Long-Term U.S. Government Portfolio			34.81	1			40.49	56	1.69%			0.90%			16.34%
PIMCO VIT CommodityRealReturn® Strategy Portfolio			11.33	1			11.49	13	6.30%			0.00%			1.35%
PIMCO VIT Total Return Portfolio			17.34	9			18.84	176	2.12%			0.00%			8.65%
Guggenheim Variable Insurance Funds
Guggenheim VT Multi-Hedge Strategies Fund			$12.94	1			$13.90	$18	1.33%			0.00%			7.39%
Fidelity Variable Insurance Products Funds
Fidelity VIP Government Money Market	10.03	to	13.27	67	9.97	to	13.31	848	0.32%	0.00%	to	0.90%	(0.58)%	to	0.32%
Fidelity VIP Asset Manager Portfolio	21.47	to	26.52	1	24.37	to	30.37	40	0.62%	0.00%	to	0.90%	13.51%	to	14.54%
Fidelity VIP Balanced Portfolio	27.40	to	34.11	23	33.16	to	41.65	956	1.27%	0.00%	to	0.90%	21.03%	to	22.13%
Fidelity VIP Contrafund® Portfolio	39.72	to	49.60	28	51.26	to	64.60	1,772	0.08%	0.00%	to	0.90%	29.06%	to	30.23%
Fidelity VIP Equity-Income Portfolio	25.30	to	31.87	26	26.69	to	33.92	850	1.66%	0.00%	to	0.90%	5.48%	to	6.44%
Fidelity VIP Growth Portfolio	28.03	to	36.98	13	39.87	to	53.08	671	0.04%	0.00%	to	0.90%	42.26%	to	43.55%
Fidelity VIP Growth & Income Portfolio	27.26	to	34.45	19	29.06	to	37.07	697	1.97%	0.00%	to	0.90%	6.63%	to	7.59%
Fidelity VIP Mid Cap Portfolio	46.33	to	57.08	24	54.12	to	67.27	1,561	0.40%	0.00%	to	0.90%	16.81%	to	17.87%
Fidelity VIP Freedom 2010 Portfolio			18.33	1			20.57	14	1.12%			0.00%			12.24%
Fidelity VIP Freedom 2015 Portfolio			18.86	1			21.42	22	1.08%			0.00%			13.56%
Fidelity VIP Freedom 2020 Portfolio			19.09	2			21.90	38	0.91%			0.00%			14.72%
Fidelity VIP Freedom 2025 Portfolio			20.22	5			23.39	121	0.79%			0.00%			15.68%
Fidelity VIP Freedom 2030 Portfolio			20.43	4			23.83	94	1.04%			0.00%			16.64%
MFS Variable Insurance Trust (^II)
MFS Growth Fund - Initial Class			35.20	*-			45.99	22	—%			0.90%			30.67%
MFS Investors Trust Fund			28.64	*-			32.32	11	0.64%			0.90%			12.85%
^MFS Core Equity Fund	16.47	to	17.18	1	19.32	to	20.34	14	0.50%	0.00%	to	0.90%	17.32%	to	18.39%
MFS Growth Fund - Service Class			42.53	*-			55.95	27	—%			0.00%			31.54%
MFS Mid Cap Growth Fund	19.64	to	27.93	*-	26.49	to	38.01	9	—%	0.00%	to	0.90%	34.90%	to	36.12%
MFS New Discovery Fund	34.04	to	44.35	*-	49.11	to	64.57	11	—%	0.00%	to	0.90%	44.28%	to	45.58%
Janus Henderson VIT Funds
Janus Henderson Enterprise Portfolio			51.53	1			61.41	76	0.05%			0.00%			19.18%
Janus Henderson Forty Portfolio			53.11	9			73.84	643	0.64%			0.00%			39.03%
Janus Henderson Global Research Portfolio			22.35	6			26.76	174	0.65%			0.00%			19.76%

28
-*Less than 500.

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

	At December 31, 2020								For the Period Ended December 31, 2020
Subaccount	Beginning Unit Value Range			Units (000s)	Ending Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Invesco Variable Insurance Funds
Invesco V.I. Government Securities Fund			$18.38	1			$19.36	$17	2.52%			0.90%			5.32%
Invesco V.I. Value Opportunities Fund			27.99	7			29.48	202	0.09%			0.00%			5.33%
Invesco V.I. American Franchise Fund - Series I			24.96	6			35.21	194	0.07%			0.90%			41.08%
Invesco V.I. Core Equity Fund			24.50	3			27.82	81	1.09%			0.00%			13.57%
Invesco V.I. Comstock Fund			40.99	5			40.55	187	2.23%			0.00%			(1.09)%
Invesco V.I. American Franchise Fund - Class II			47.15	4			66.96	284	—%			0.00%			42.00%
Invesco V.I. American Value Fund			22.55	1			22.74	18	0.72%			0.00%			0.86%
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund			11.31	12			15.87	193	—%			0.00%			40.24%
Invesco Oppenheimer V.I. Global Strategic Income Fund			10.51	56			10.83	609	5.53%			0.00%			2.99%
Invesco Oppenheimer V.I. International Growth Fund			11.49	69			13.91	956	0.65%			0.00%			21.04%
Putnam Variable Trust
Putnam VT International Equity Fund	23.63	to	27.44	10	26.25	to	30.76	286	1.59%	0.00%	to	0.90%	11.09%	to	12.10%
Putnam VT Sustainable Leaders Fund			54.07	*-			69.61	*-	—%			0.00%			28.74%
Putnam VT Small Cap Value Fund			42.53	6			44.21	247	1.04%			0.00%			3.96%
Putnam VT Equity Income Fund			13.49	11			14.27	164	1.70%			0.00%			5.80%
Franklin Templeton Variable Insurance Products Trust
Franklin Growth and Income VIP Fund			39.04	5			41.19	223	4.14%			0.00%			5.52%
Franklin Income VIP Fund			33.20	20			33.43	652	5.76%			0.00%			0.69%
Franklin Mutual Shares VIP Fund			33.95	11			32.24	344	2.89%			0.00%			(5.04)%
Franklin Large Cap Growth VIP Fund			42.09	14			60.88	850	—%			0.00%			44.63%
Franklin U.S. Government Securities VIP Fund			16.32	19			16.95	315	3.41%			0.00%			3.83%
Templeton Foreign VIP Fund			28.18	26			27.85	715	3.38%			0.00%			(1.16)%
Templeton Growth VIP Fund			29.26	5			30.96	165	3.04%			0.00%			5.80%
Morgan Stanley Variable Insurance Funds
Morgan Stanley VIF Emerging Markets Equity Portfolio			49.49	6			56.60	333	1.34%			0.00%			14.36%
Morgan Stanley VIF Emerging Markets Debt Portfolio			22.92	*-			24.19	4	4.35%			0.00%			5.53%
Morgan Stanley VIF Global Real Estate Portfolio			32.11	1			27.34	18	4.08%			0.00%			(14.85)%
DWS Investments VIT Funds
DWS Bond VIP Fund			16.82	1			18.35	22	2.68%			0.00%			9.07%
DWS Investments VIT Funds
DWS Equity 500 Index VIP Fund	26.68	to	38.15	106	31.23	to	45.05	4,692	1.68%	0.00%	to	0.90%	17.03%	to	18.10%
DWS Small Cap Index VIP Fund	34.92	to	44.91	11	41.33	to	53.63	554	1.11%	0.00%	to	0.90%	18.36%	to	19.43%

29
-*Less than 500.

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

	At December 31, 2019								For the Period Ended December 31, 2019
Subaccount	Beginning Unit Value Range			Units (000s)	Ending Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Touchstone Variable Series Trust
Touchstone VST Moderate ETF Fund	$15.31	to	$16.85	13	$18.05	to	$20.04	$249	2.02%	0.00%	to	0.90%	17.90%	to	18.96%
Touchstone VST Aggressive ETF Fund			17.46	6			21.37	136	1.81%			0.00%			22.38%
Touchstone VST Conservative ETF Fund			15.44	1			17.83	17	2.87%			0.00%			15.47%
Touchstone VST Bond Fund (July 12, 2019)	10.00	to	10.00	701	10.20	to	10.25	7,180	1.30%	0.00%	to	0.90%	2.05%	to	2.48%
Touchstone VST Common Stock Fund (July 12, 2019)	10.00	to	10.00	1,153	10.82	to	10.86	12,520	0.55%	0.00%	to	0.90%	8.18%	to	8.64%
The Alger Portfolios
Alger Large Cap Growth Fund			20.24	2			25.56	61	—%			0.90%			26.29%
Alger Small Cap Growth Fund			22.65	1			29.04	41	—%			0.90%			28.18%
JP Morgan Insurance Trust
JP Morgan IT Mid Cap Value			34.34	*-			43.52	*-	1.51%			0.00%			26.76%
PIMCO Variable Insurance Trust
PIMCO VIT Long-Term U.S. Government Portfolio			30.99	1			34.81	50	2.06%			0.90%			12.31%
PIMCO VIT CommodityRealReturn® Strategy Portfolio			10.17	1			11.33	9	4.43%			0.00%			11.43%
PIMCO VIT Total Return Portfolio			16.00	10			17.34	169	3.01%			0.00%			8.36%
Guggenheim Variable Insurance Funds
Guggenheim VT Multi-Hedge Strategies Fund			12.32	1			12.94	15	2.37%			0.00%			5.01%
Fidelity Variable Insurance Products Funds
Fidelity VIP Government Money Market	9.92	to	13.00	68	10.03	to	13.27	856	2.01%	0.00%	to	0.90%	1.11%	to	2.02%
Fidelity VIP Asset Manager Portfolio	18.36	to	22.47	5	21.47	to	26.52	121	1.53%	0.00%	to	0.90%	16.96%	to	18.01%
Fidelity VIP Balanced Portfolio	22.27	to	27.48	24	27.40	to	34.11	829	1.88%	0.00%	to	0.90%	23.01%	to	24.11%
Fidelity VIP Contrafund® Portfolio	30.53	to	37.78	30	39.72	to	49.60	1,474	0.22%	0.00%	to	0.90%	30.10%	to	31.27%
Fidelity VIP Equity-Income Portfolio	20.08	to	25.07	27	25.30	to	31.87	844	1.82%	0.00%	to	0.90%	25.97%	to	27.11%
Fidelity VIP Growth Portfolio	21.11	to	27.60	14	28.03	to	36.98	521	0.05%	0.00%	to	0.90%	32.78%	to	33.98%
Fidelity VIP Growth & Income Portfolio	21.21	to	26.57	19	27.26	to	34.45	661	3.38%	0.00%	to	0.90%	28.52%	to	29.68%
Fidelity VIP Mid Cap Portfolio	37.95	to	46.34	26	46.33	to	57.08	1,458	0.65%	0.00%	to	0.90%	22.07%	to	23.17%
Fidelity VIP Freedom 2010 Portfolio			15.83	1			18.33	12	1.99%			0.00%			15.75%
Fidelity VIP Freedom 2015 Portfolio			15.99	1			18.86	18	1.89%			0.00%			17.97%
Fidelity VIP Freedom 2020 Portfolio			15.92	2			19.09	40	1.89%			0.00%			19.88%
Fidelity VIP Freedom 2025 Portfolio			16.64	8			20.22	167	1.81%			0.00%			21.51%
Fidelity VIP Freedom 2030 Portfolio			16.46	4			20.43	77	1.71%			0.00%			24.11%
MFS Variable Insurance Trust (^II)
MFS Growth Fund - Initial Class			25.71	1			35.20	25	—%			0.90%			36.92%
MFS Investors Trust Fund			21.96	*-			28.64	10	0.69%			0.90%			30.41%
^MFS Core Equity Fund	12.50	to	12.93	1	16.47	to	17.18	13	0.56%	0.00%	to	0.90%	31.69%	to	32.87%
MFS Growth Fund - Service Class			30.87	1			42.53	22	—%			0.00%			37.78%
MFS Mid Cap Growth Fund	14.33	to	20.19	*-	19.64	to	27.93	8	—%	0.00%	to	0.90%	37.05%	to	38.28%
MFS New Discovery Fund	24.31	to	31.39	*-	34.04	to	44.35	8	—%	0.00%	to	0.90%	40.01%	to	41.27%

* - Less than 500.	30

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

	At December 31, 2019								For the Period Ended December 31, 2019
Subaccount	Beginning Unit Value Range			Units (000s)	Ending Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Janus Henderson VIT Funds
Janus Henderson Enterprise Portfolio			$38.12	1			$51.53	$66	0.05%			0.00%			35.16%
Janus Henderson Forty Portfolio			38.81	10			53.11	544	0.02%			0.00%			36.85%
Janus Henderson Global Research Portfolio			17.36	6			22.35	144	0.89%			0.00%			28.71%
Invesco Variable Insurance Funds
Invesco V.I. Government Securities Fund			17.49	1			18.38	15	2.51%			0.90%			5.13%
Invesco V.I. Value Opportunities Fund			21.51	7			27.99	193	—%			0.00%			30.12%
Invesco V.I. American Franchise Fund - Series I			18.41	6			24.96	159	—%			0.90%			35.54%
Invesco V.I. Core Equity Fund			19.04	3			24.50	74	0.17%			0.00%			28.67%
Invesco V.I. Comstock Fund			32.81	5			40.99	185	1.74%			0.00%			24.94%
Invesco V.I. American Franchise Fund - Class II			34.56	5			47.15	218	—%			0.00%			36.43%
Invesco V.I. American Value Fund			18.08	1			22.55	14	0.43%			0.00%			24.71%
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (May 23, 2019)			10.00	12			11.31	133	—%			0.00%			13.15%
Invesco Oppenheimer V.I. Global Strategic Income Fund (May 23, 2019)			10.00	56			10.51	588	3.32%			0.00%			5.13%
Invesco Oppenheimer V.I. International Growth Fund (May 23, 2019)			10.00	71			11.49	820	0.69%			0.00%			14.94%
Putnam Variable Trust
Putnam VT International Equity Fund	19.05	to	21.92	10	23.63	to	27.44	246	1.31%	0.00%	to	0.90%	24.04%	to	25.15%
Putnam VT Sustainable Leaders Fund			39.65	*-			54.07	*-	—%			0.00%			36.36%
Putnam VT Small Cap Value Fund			34.23	5			42.53	227	0.69%			0.00%			24.24%
Putnam VT Equity Income Fund			10.34	12			13.49	161	2.10%			0.00%			30.40%
Franklin Templeton Variable Insurance Products Trust
Franklin Growth and Income VIP Fund			31.07	8			39.04	302	2.27%			0.00%			25.66%
Franklin Income VIP Fund			28.61	20			33.20	649	4.18%			0.00%			16.06%
Franklin Mutual Shares VIP Fund			27.70	10			33.95	355	1.84%			0.00%			22.57%
Franklin Large Cap Growth VIP Fund			31.28	15			42.09	625	—%			0.00%			34.58%
Franklin U.S. Government Securities VIP Fund			15.51	19			16.32	309	2.88%			0.00%			5.23%
Templeton Foreign VIP Fund			25.04	26			28.18	725	1.73%			0.00%			12.53%
Templeton Growth VIP Fund			25.41	6			29.26	164	2.65%			0.00%			15.15%
Morgan Stanley Variable Insurance Funds
Morgan Stanley VIF Emerging Markets Equity Portfolio			41.41	6			49.49	293	1.00%			0.00%			19.51%
Morgan Stanley VIF Emerging Markets Debt Portfolio			20.08	*-			22.92	3	4.95%			0.00%			14.17%
Morgan Stanley VIF Global Real Estate Portfolio			27.20	1			32.11	16	2.45%			0.00%			18.06%
DWS Investments VIT Funds
DWS Bond VIP Fund			15.21	1			16.82	23	3.07%			0.00%			10.62%
DWS Investments VIT Funds
DWS Equity 500 Index VIP Fund	20.52	to	29.08	116	26.68	to	38.15	4,350	1.93%	0.00%	to	0.90%	30.02%	to	31.19%
DWS Small Cap Index VIP Fund	28.14	to	35.86	10	34.92	to	44.91	461	1.04%	0.00%	to	0.90%	24.11%	to	25.22%

* - Less than 500.	31

STATUTORY-BASIS FINANCIAL STATEMENTS

Columbus Life Insurance Company
Years Ended December 31, 2023, 2022 and 2021
With Report of Independent Auditors

Columbus Life Insurance Company

Statutory-Basis Financial Statements

Years Ended December 31, 2023, 2022 and 2021

Report of Independent Auditors
The Board of Directors
Columbus Life Insurance Company
Opinion
We have audited the statutory-basis financial statements of Columbus Life Insurance Company (the Company), which comprise the balance sheets as of December 31, 2023 and 2022, and the related statements of operations, changes in capital and surplus and cash flows for each of the three years ended December 31, 2023, and the related notes to the financial statements (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2023 and 2022, and the results of its operations and its cash flows for the three years ended December 31, 2023, on the basis of accounting described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2023 and 2022, or the results of its operations or its cash flows for the three years ended December 31, 2023.
Basis for Opinion
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described
1

in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Ohio Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are issued.
Auditor’s Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
2

•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
/s/ Ernst & Young LLP

April 17, 2024
3

Columbus Life Insurance Company
Balance Sheets (Statutory-Basis)

	December 31
	2023	2022
Admitted assets	(In Thousands)
Cash and invested assets:
Debt securities	$3,227,935	$3,263,540
Preferred and common stocks	161,653	132,479
Mortgage loans	470,567	504,571
Policy loans	91,206	78,555
Cash, cash equivalents and short-term investments	35,200	68,903
Receivable for securities	735	182
Derivatives	90,942	31,175
Securities lending reinvested collateral assets	11,411	4,563
Other invested assets	345,923	338,358
Total cash and invested assets	4,435,572	4,422,326

Investment income due and accrued	40,528	38,918
Premiums deferred and uncollected	11,575	11,995
Current federal income taxes recoverable from parent	4,539	5,271
Other admitted assets	10,087	7,787
Separate account assets	81,354	83,347
Total admitted assets	$4,583,655	$4,569,644

Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$3,337,341	$3,407,947
Accident and health reserves	369	429
Liability for deposit-type contracts	331,273	351,421
Policy and contract claims	39,586	42,990
Dividends payable to policyholders	9,348	9,817
Premiums received in advance	173	152
Total policy and contract liabilities	3,718,090	3,812,756

General expense due and accrued	209	49
Transfer to (from) separate accounts due and accrued, net	(2,056)	(625)
Asset valuation reserve	74,552	40,296
Interest maintenance reserve	7,778	11,633
Other liabilities	162,774	172,281
Derivatives	49,884	16,564
Payable for securities lending	81,478	63,639
Separate account liabilities	81,354	83,347
Total liabilities	4,174,063	4,199,940

Capital and surplus:
Common stock, $1 par value, authorized 10,000 shares, issued and outstanding 10,000 shares	10,000	10,000
Paid-in surplus	506,779	506,779
Accumulated surplus	(107,187)	(147,075)
Total capital and surplus	409,592	369,704
Total liabilities and capital and surplus	$4,583,655	$4,569,644

See accompanying notes.
4

Columbus Life Insurance Company
Statements of Operations (Statutory-Basis)

	Year Ended December 31
	2023	2022	2021
	(In Thousands)
Premiums and other revenues:
Premiums and annuity considerations	$264,129	$294,104	$273,634
Net investment income	188,658	178,608	220,142
Considerations for supplementary contracts with life contingencies	681	1,542	892
Amortization of the interest maintenance reserve	852	1,669	1,675
Fees from management of separate accounts	1,491	1,454	1,522
Other revenues	970	648	685
Total premiums and other revenues	456,781	478,025	498,550

Benefits paid or provided:
Death benefits	133,151	161,833	161,564
Annuity benefits	29,794	29,212	32,835
Disability and accident and health benefits	813	780	851
Surrender benefits	216,536	119,655	113,415
Payments on supplementary contracts with life contingencies	1,206	2,013	1,424
Other benefits	390	598	524
Increase (decrease) in policy reserves and other policyholders’ funds	(55,872)	46,057	85,547
Total benefits paid or provided	326,018	360,148	396,160

Insurance expenses and other deductions:
Commissions	50,554	63,521	66,422
General expenses	59,562	55,596	52,909
Net transfers to (from) separate accounts	(10,989)	(6,056)	(10,659)
Other deductions	8,571	(1,255)	5,514
Total insurance expenses and other deductions	107,698	111,806	114,186

Gain (loss) from operations before dividends to policyholders, federal income tax expense, and net realized capital gains (losses)	23,065	6,071	(11,796)

Dividends to policyholders	9,628	10,036	10,249
Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	13,437	(3,965)	(22,045)
Federal income tax expense (benefit), excluding tax on capital gains	(9,042)	(14,295)	(15,130)
Gain (loss) from operations before net realized capital gains (losses)	22,479	10,330	(6,915)
Net realized capital gains (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	(7,140)	(10,743)	2,041
Net income (loss)	$15,339	$(413)	$(4,874)

See accompanying notes.
5

Columbus Life Insurance Company
Statements of Changes in Capital and Surplus (Statutory-Basis)

	Common Stock	Paid-In Surplus	Accumulated Surplus	Total Capital and Surplus
	(In Thousands)
Balance, January 1, 2021	$10,000	$356,778	$(82,049)	$284,729
Net income (loss)	—	—	(4,874)	(4,874)
Change in net deferred income tax	—	—	3,936	3,936
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $3,936)	—	—	14,808	14,808
Net change in nonadmitted assets and related items	—	—	(138)	(138)
Change in asset valuation reserve	—	—	(22,047)	(22,047)
Capital contribution	—	100,001	—	100,001
Change in reserve on account of change in valuation basis	—	—	(2,371)	(2,371)
Prior year reserve correction	—	—	(1,603)	(1,603)
Balance, December 31, 2021	10,000	456,779	(94,338)	372,441
Net income (loss)	—	—	(413)	(413)
Change in net deferred income tax	—	—	(16,149)	(16,149)
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $(16,149))	—	—	(60,752)	(60,752)
Net change in nonadmitted assets and related items	—	—	(370)	(370)
Change in asset valuation reserve	—	—	24,947	24,947
Capital contribution	—	50,000	—	50,000
Balance, December 31, 2022	10,000	506,779	(147,075)	369,704
Net income (loss)	—	—	15,339	15,339
Change in net deferred income tax	—	—	12,323	12,323
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $12,323)	—	—	46,357	46,357
Net change in nonadmitted assets and related items			125	125
Change in asset valuation reserve	—	—	(34,256)	(34,256)
Balance, December 31, 2023	$10,000	$506,779	$(107,187)	$409,592

See accompanying notes.

6

Columbus Life Insurance Company
Statements of Cash Flow (Statutory-Basis)

	Year Ended December 31
	2023	2022	2021
	(In Thousands)
Operating activities
Premiums collected net of reinsurance	$265,391	$294,832	$274,364
Net investment income received	206,873	192,943	190,984
Benefits paid	(401,636)	(324,642)	(303,679)
Net transfers (to) from separate accounts	9,557	11,620	7,551
Commissions and expense paid	(115,720)	(122,751)	(120,950)
Dividends paid to policyholders	(10,097)	(10,334)	(10,754)
Federal income taxes recovered (paid)	11,121	9,253	14,110
Other, net	2,947	2,077	2,181
Net cash from (for) operations	(31,564)	52,998	53,807
Investing activities
Proceeds from investments sold, matured or repaid:
Debt securities	377,053	453,288	409,415
Preferred and common stocks	10,012	5,103	19,111
Mortgage loans	34,004	66,181	18,200
Other invested assets	—	—	10,000
Net gains (losses) on cash, cash equivalents and short-term investments	9	4	12
Miscellaneous proceeds	139	7,847	16,003
Net proceeds from investments sold, matured or repaid	421,217	532,423	472,741

Cost of investments acquired:
Debt securities	(366,571)	(499,120)	(550,635)
Preferred and common stocks	(10,791)	(7,996)	(37,978)
Mortgage loans	—	(62,677)	(90,667)
Other invested assets	(47,191)	(31,593)	(19,281)
Miscellaneous applications	(41,735)	(52,650)	(10,937)
Total cost of investments acquired	(466,288)	(654,036)	(709,498)

Net change in policy and other loans	(12,652)	(7,129)	362
Net cash from (for) investments	(57,723)	(128,742)	(236,395)

Financing and miscellaneous activities
Capital and paid-in surplus, less treasury stock	—	50,000	100,001
Net deposits on deposit-type contract funds and other insurance liabilities	(20,148)	10,143	29,113
Other cash provided (applied)	75,732	16,895	6,280
Net cash from (for) financing and miscellaneous sources	55,584	77,038	135,394

Net change in cash, cash equivalents and short-term investments	(33,703)	1,294	(47,194)
Cash, cash equivalents and short-term investments:
Beginning of year	68,903	67,609	114,803
End of year	$35,200	$68,903	$67,609
See accompanying notes.
7

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

1. Nature of Operations and Significant Accounting Policies
Columbus Life Insurance Company (the Company), a stock life insurance company, is a wholly-owned subsidiary of The Western and Southern Life Insurance Company (Western and Southern), a stock life insurance company. The Company is domiciled in Ohio.
The Company offers individual life, universal life and annuity contracts through general and independent agents and affiliated broker-dealers. The Company is licensed in 49 states and the District of Columbia. For the year ended December 31, 2023, approximately 49.3% of the gross premiums and annuity considerations for the Company were derived from California, Florida, Minnesota, Ohio, and Texas.
State regulatory authorities have powers relating to granting and revoking licenses to transact business, the licensing of agents, the regulation of premium rates and trade practices, the form and content of insurance policies, the content of advertising material, financial statements and the nature of permitted practices.
Use of Estimates
The preparation of statutory-basis financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
Basis of Presentation
The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance (the Department). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP or SSAP) has been adopted as a component of prescribed or permitted practices by the State of Ohio. These practices differ in some respects from U.S. generally accepted accounting principles (GAAP). The more significant differences follow.
Investments
Investments in debt securities and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on the NAIC’s rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in the statement of operations for those designated as trading and as a separate component of other comprehensive income (loss) for those designated as available-for-sale.
8

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

All single-class and multiclass mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. The prospective method is used to determine amortized cost for securities that experience a decline that is deemed to be other-than-temporary. Securities that are in an unrealized loss position which the Company intends to sell, or does not have the intent and ability to hold until recovery, are written down to fair value as a realized loss. Securities that are in an unrealized loss position which the Company has the intent and ability to hold until recovery are written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. If high credit quality securities are adjusted, the retrospective method is used.
The Company monitors other investments to determine if there has been an other-than-temporary decline in fair value. Factors that management considers for each identified security include the following:
•The extent the fair value has been below the book/adjusted carrying value;
•The reasons for the decline in value;
•Specific credit issues related to the issuer and current economic conditions, including the current and future impact of any specific events;
•For structured investments (e.g., residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other structured investments), factors such as overall deal structure and the Company’s position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections are considered;
•For all equity securities and other debt securities with credit-related declines in fair value, the Company’s intent and ability to hold the security long enough for it to recover its value to book/adjusted carrying value; and
•For all other debt securities with interest-related declines in fair value, the Company’s intent to sell the security before recovery of its book/adjusted carrying value.
If the decline is judged to be other-than-temporary, an impairment charge to fair value is recorded as a net realized capital loss in the period the determination is made. Under GAAP, if the decline is judged to be other-than-temporary because the Company has the intent to sell the debt security or is more likely than not to be required to sell the debt security before its anticipated recovery, an impairment charge to fair value is recorded as a net realized capital loss. If the decline is judged to be other-than-temporary because the Company does not expect to recover the entire amortized cost basis of the security due to expected credit losses, an impairment charge is recorded to net realized capital loss as the difference between amortized cost and the net present value of expected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment.
Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally debt securities and mortgage loans, attributable to
9

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual security sold in five-year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.
The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in capital and surplus. AVR is not recognized for GAAP.
Policy Acquisition Costs
The costs of acquiring and renewing business are expensed when incurred. Under GAAP, policy acquisition costs, related to traditional life insurance and certain long-duration accident and health insurance policies sold, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investments, mortality, and expense margins.
Nonadmitted Assets
Certain assets designated as “nonadmitted” (principally certain receivables balances), and other assets not specifically identified as admitted assets within the NAIC’s Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to accumulated surplus. Under GAAP, such assets are included in the balance sheets.
Premiums and Benefits
Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.
Benefit Reserves
Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.
10

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Reinsurance
A liability for reinsurance balances is required to be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to capital and surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.
Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with policy acquisition costs as required under GAAP.
Deferred Income Taxes
Deferred tax assets are recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold. Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a time frame corresponding with Internal Revenue Service (IRS) tax loss carryback provisions, not to exceed three years, including amounts established in accordance with the provision of SSAP No. 5R, plus 2) for entities who meet the required realization threshold in SSAP No. 101, the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in all future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold.
Policyholder Dividends
Policyholder dividends are recognized when declared rather than over the term of the related policies.
Statements of Cash Flow
Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.
Other significant statutory accounting practices follow.
11

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Restricted Assets
The Company has assets pledged as collateral, or otherwise not exclusively under control of the Company, totaling $666.1 million and $525.7 million as of December 31, 2023 and 2022, respectively. These assets are primarily collateral pledged to the Federal Home Loan Bank (FHLB), collateral held in relation to the Company's securities lending program, and FHLB stock. These restricted assets are discussed in more detail in their relevant sections.
Investments
Debt securities, common stocks, preferred stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:
Debt securities not backed by other loans are principally stated at amortized cost with amortization determined using the interest method.
Single-class and multiclass mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from Bloomberg and broker-dealer prepayment models or derived from empirical data and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except securities that are deemed to be other-than-temporarily impaired and securities that are principal-only or interest-only, which are valued using the prospective method.
Unaffiliated common stocks, other than FHLB stock, are unrestricted and reported at fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes. FHLB stock is carried at cost and is restricted. At December 31, 2023 and 2022, the Company owned $15.5 million and $16.6 million, of FHLB stock, respectively. The FHLB stock is held in conjunction with the issuance of deposit contracts to the FHLB. See Note 9 for further description.
Redeemable preferred stocks that have characteristics of debt securities and are rated as medium quality or better are reported or amortized cost. All other redeemable preferred stocks are reported at the lower of amortized cost or fair value. Perpetual preferred stocks are valued at fair value, not exceeding any currently effective call price, utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.
Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost, which approximates fair value.
Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost, which approximates fair value.
Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee. Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses. Distributions from earnings of the
12

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

investees are reported as net investment income when received. Because of the indirect nature of these investments, there is an inherent reduction in transparency and liquidity and increased complexity in valuing the underlying investments. As a result, these investments are actively managed by the Company’s management via detailed evaluation of the investment performance relative to risk.
Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.
Policy loans are reported at unpaid principal balances.
Debt securities and other loan interest are credited to income as it accrues. Dividends are recorded as income on ex-dividend dates. To the extent income is uncertain, due and accrued income is excluded and treated as nonadmitted through surplus.
Realized capital gains and losses are determined using the specific identification method.
Premiums
Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.
Policy Reserves
Life, annuity and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and does return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the nonlevel incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or the net premiums exceed the gross premiums on any insurance in-force.
For policies issued in 2020 or after, life insurance reserves are developed using principle-based policyholder and asset assumptions with margins and floored at formulaic reserves based upon published tables using statutorily specified interest rates and valuation methods.

13

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Formulaic policy reserves for life insurance and supplemental benefits are computed on the Commissioner’s Reserve Valuation Method. The following mortality tables and interest rates are used:

	Percentage of Reserves
	2023	2022
Life insurance:
1941 Commissioners Standard Ordinary, 2-1/2% - 3%	0.5%	0.5%
1958 Commissioners Standard Ordinary, 2-1/2% - 4-1/2%	6.7	6.8
1980 Commissioners Standard Ordinary, 4% - 6%	20.1	21.0
2001 Commissioners Standard Ordinary, 3-1/2% - 4-1/2%	33.8	32.9
2017 Commissioners Standard Ordinary, 3-1/2%	19.7	16.9
Annuities:
Various, 2-1/2% - 7-1/2%	18.5	21.2
Supplemental benefits:
Various, 2-1/2% - 7-1/2%	0.6	0.6
Other, 3% - 3-1/2%	0.1	0.1
	100.0%	100.0%
The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1 for substandard lives, are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for modal premium payments.
For substandard table ratings, mean reserves are based on 125% to 500% of standard mortality rates. For flat extra ratings, mean reserves are based on the standard or substandard mortality rates increased by 1 to 25 deaths per thousand.
As of December 31, 2023 and 2022, reserves of $60.2 million and $73.0 million, respectively, were recorded on in-force amounts of $2,667.6 million and $2,680.5 million, respectively, for which gross premiums are less than the net premiums according to the standard of valuation required by the Department. The Company anticipates investment income as a factor in the premium deficiency calculation for all accident and health contracts.
Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.
Contracts issued that do not incorporate mortality or morbidity risk, such as guaranteed interest contracts, are accounted for as deposit-type contracts. Amounts received as payments and amounts withdrawn on deposit-type contracts are recorded directly to the liability for deposit-type contracts.
14

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

The establishment of appropriate reserves is an inherently uncertain process, and there can be no assurance that the ultimate liability will not exceed the Company’s policy reserves and have an adverse effect on the Company’s results of operations and financial condition. Due to the inherent uncertainty of estimating reserves, it has been necessary, and may over time continue to be necessary, to revise estimated future liabilities as reflected in the Company’s policy reserves.
Policyholders’ Dividends
The amount of policyholders’ dividends to be paid (including those on policies included in the Closed Block) is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.
Policy and Contract Claims
Policy and contract claims in process of settlement represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2023 and 2022. The reserves for unpaid claims are estimated using individual case-basis valuations and statistical analysis. These estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.
Reinsurance
Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.
Securities Lending
At December 31, 2023, the Company has loaned $79.3 million (fair value) of various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Deutsche Bank. At December 31, 2022, the Company has loaned $62.1 million (fair value) of various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Deutsche Bank. The Company maintains effective control over all loaned securities and, therefore, continues to report such securities as invested assets in the balance sheets.
The Company requires at the initial transaction that the fair value of the cash collateral received must be equal to 102% of the fair value of the loaned securities. The Company monitors the ratio of the fair value of the collateral to loaned securities to ensure it does not fall below 100%. If the fair value of the collateral falls below 100% of the fair value of the securities loaned, the Company nonadmits that portion of the loaned security. At December 31, 2023 and 2022, the Company did not nonadmit any portion of the loaned securities.
The Company reports all collateral on the balance sheet with an offsetting liability recognized for the obligation to return the collateral. Collateral for the securities lending program is either managed by an
15

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

affiliated agent of the Company or is managed by Deutsche Bank, an unaffiliated agent. Collateral managed by an affiliated agent, which approximated $69.5 million and $58.8 million at December 31, 2023 and 2022, respectively, is invested primarily in investment-grade debt securities and cash equivalents and is included in the applicable amount on the balance sheets because the funds are available for the general use of the Company. At December 31, 2023 and 2022, collateral managed by an unaffiliated agent, which approximated $11.4 million and $4.6 million, respectively, was invested in cash equivalents and was included in securities lending reinvested collateral assets on the balance sheet.
At December 31, 2023, the collateral for all securities on loan could be requested to be returned on demand by the borrower. At December 31, 2023 and 2022, the fair value of the total collateral is $80.9 million and $63.4 million, respectively.
The aggregate collateral broken out by maturity date is as follows at December 31, 2023:

	Amortized Cost	Fair Value
	(In Thousands)

Open	$—	$—
30 days or less	35,966	35,965
31 to 60 days	4,667	4,667
61 to 90 days	1,295	1,295
91 to 120 days	428	429
121 to 180 days	2,181	2,184
181 to 365 days	1,999	1,997
1 to 2 years	6,500	6,509
2 to 3 years	—	—
Greater than 3 years	27,882	27,882
Total collateral	$80,918	$80,928
At December 31, 2023, all of the collateral held for the securities lending program was invested in tradable securities that could be sold and used to pay for the $81.5 million in collateral calls that could come due under a worst-case scenario where all collateral was called simultaneously.
The Company does not accept collateral that is not permitted by contract or custom to sell or repledge. The Company does not have any securities lending transactions that extend beyond one year from the reporting date.
Separate Accounts
Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered, principally for nonguaranteed variable universal life contracts and guaranteed market value adjustment annuity contracts. Assets held in the separate account supporting variable annuities are carried at fair value. Assets held in the separate account supporting market value adjusted annuities are carried at the general account basis. These separate account assets are considered legally
16

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

insulated from the general account. Surrender charges collectible by the general account in the event of annuity contract surrenders are reported as a negative liability rather than an asset. Policy-related activity involving cash flow, such as premiums and benefits, are reported in the accompanying statements of operations in separate line items combined with related general account amounts. Investment income and interest credited on deposits held in guaranteed separate accounts are included in the accompanying statements of operations as a net amount included in net transfers to (from) separate accounts. The Company receives administrative fees for managing the nonguaranteed separate account and other fees for assuming mortality and certain expense risks.
Federal Income Taxes
Western and Southern files a consolidated income tax return with its eligible subsidiaries and affiliates, including the Company. The provision for federal income taxes is allocated to the Company using a separate return method based upon a written tax-sharing agreement. The benefits from losses of subsidiaries and affiliates, which are utilized in the consolidated return, will be retained by the subsidiaries and affiliates under the tax-sharing agreement. Western and Southern pays all federal income taxes due for all members of the consolidated group. The Company will then charge or reimburse, as the case may be, the members of the group an amount consistent with the method described in the tax-sharing agreement.
The Company includes interest and penalties in the federal income tax line on the statements of operations.
Accounting Changes
There were no significant accounting changes in 2023.
Effective January 1, 2022, the Company discontinued use of a prescribed practice impacting the treatment of derivatives in the Statements of Operations and Statements of Capital and Surplus. Further detail can be found in the Basis of Presentation section of Note 1 and the Derivative Investments section of Note 2.
Effective January 1, 2021, the Company adopted a prescribed practice impacting the treatment of derivatives in the Statements of Operations and Statements of Capital and Surplus. Further detail can be found in the Basis of Presentation section of Note 1 and the Derivative Investments section of Note 2.
Effective January 1, 2021, the Company determined that its reserves related to a fixed indexed annuity product were understated due to an error in certain policies containing reserves for life riders. The Company has recorded a reserve correction in the amount of $1.6 million as a decrease directly to surplus through the Prior Year Reserve Correction line on the Statements of Changes in Capital and Surplus.
Effective January 1, 2021, the Company updated its valuation methodologies on certain reserves related to universal life policies. This resulted in a change of statutory reserve valuation that is required to be recorded directly to surplus rather than as a part of the reserve change recognized in the statements of operations. The Company has recorded $2.4 million as a decrease to surplus as a result of the change in valuation bases through the Change in Reserve on Account of Change in Valuation Basis line on the Statements of Changes in Capital and Surplus.
17

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Subsequent Events
The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the balance sheet date. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements on April 17, 2024.

18

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

2. Investments
The book/adjusted carrying value and fair value of the Company’s investments in debt securities are summarized as follows:

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2023:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$18,574	$75	$(253)	$18,396
Debt securities issued by states of the U.S. and political subdivisions of the states	13,790	165	(1,674)	12,281
Non-U.S. government securities	98,045	602	(14,303)	84,344
Corporate securities	2,491,080	68,849	(174,879)	2,385,050
Commercial mortgage-backed securities	283,690	1,018	(16,432)	268,276
Residential mortgage-backed securities	120,789	1,973	(7,429)	115,333
Asset-backed securities	201,967	1,262	(6,817)	196,412
Total	$3,227,935	$73,944	$(221,787)	$3,080,092

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2022:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$18,102	$77	$(354)	$17,825
Debt securities issued by states of the U.S. and political subdivisions of the states	16,805	278	(2,070)	15,013
Non-U.S. government securities	97,476	166	(16,791)	80,851
Corporate securities	2,453,124	38,012	(248,636)	2,242,500
Commercial mortgage-backed securities	304,386	331	(20,318)	284,399
Residential mortgage-backed securities	123,528	2,262	(9,301)	116,489
Asset-backed securities	250,119	619	(13,627)	237,111
Total	$3,263,540	$41,745	$(311,097)	$2,994,188
At December 31, 2023 and 2022, the Company held unrated or below-investment-grade corporate debt securities with a book/adjusted carrying value of $223.5 million and $228.0 million, respectively, and an aggregate fair value of $200.0 million and $196.5 million, respectively. As of December 31, 2023 and 2022, those holdings amounted to 6.9% and 7.0%, respectively, of the Company’s investments in debt securities and 4.9% and 5.0%, respectively, of the Company’s total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these debt securities. The Company considers these evaluations in its overall investment strategy.
19

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Unrealized gains and losses on investments in unaffiliated common stocks and mutual funds are reported directly in capital and surplus and do not affect net income. The unrealized gains and unrealized losses on, and the cost and fair value of those investments and preferred stocks are as follows:

		Gross	Gross
		Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
	(In Thousands)
At December 31, 2023:
Preferred stocks	$20,208	$73	$(311)	$19,970

Common stocks, unaffiliated	$102,813	$21,928	$(1,285)	$123,456
Common stocks, mutual funds	15,935	2,533	(241)	18,227
	$118,748	$24,461	$(1,526)	$141,683

		Gross	Gross
		Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
	(In Thousands)
At December 31, 2022:
Preferred stocks	$13,215	$—	$(2,719)	$10,496

Common stocks, unaffiliated	$100,491	$11,135	$(5,854)	$105,772
Common stocks, mutual funds	16,975	1,078	(1,842)	16,211
	$117,466	$12,213	$(7,696)	$121,983
20

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

The following table shows unrealized losses and fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized	Fair	Unrealized	Fair
	Losses	Value	Losses	Value
	(In Thousands)
At December 31, 2023
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$—	$—	$(253)	$4,355
Debt securities issued by states of the U.S. and political subdivisions of the states	—	—	(1,674)	5,216
Non-U.S. government securities	(294)	4,206	(14,009)	65,793
Corporate securities	(7,462)	151,773	(167,417)	1,266,668
Commercial mortgage-backed securities(1)	(1,050)	16,767	(15,382)	211,186
Residential mortgage-backed securities(1)	(398)	19,356	(7,031)	77,918
Asset-backed securities(1)	(177)	16,604	(6,640)	135,737
Total	$(9,381)	$208,706	$(212,406)	$1,766,873

Preferred stocks	$(311)	$14,592	$—	$—

Common stocks, unaffiliated	$(1,285)	$33,108	$—	$—
Common stocks, mutual funds	—	—	(241)	3,069
Total	$(1,285)	$33,108	$(241)	$3,069
(1) Amounts relate to securities subject to SSAP 43R.
21

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized	Fair	Unrealized	Fair
	Losses	Value	Losses	Value
	(In Thousands)
At December 31, 2022
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(182)	$2,741	$(172)	$1,486
Debt securities issued by states of the U.S. and political subdivisions of the states	(1,158)	2,842	(912)	2,018
Non-U.S. government securities	(10,562)	59,849	(6,229)	17,779
Corporate securities	(206,980)	1,526,941	(41,656)	100,524
Commercial mortgage-backed securities(1)	(11,744)	197,053	(8,574)	74,621
Residential mortgage-backed securities(1)	(8,876)	93,450	(425)	1,829
Asset-backed securities(1)	(10,782)	176,498	(2,845)	26,711
Total	$(250,284)	$2,059,374	$(60,813)	$224,968

Preferred stocks	$(2,719)	$10,496	$—	$—

Common stocks, unaffiliated	$(5,854)	$29,599	$—	$—
Common stocks, mutual funds	(1,842)	8,836	—	—
Total	$(7,696)	$38,435	$—	$—
(1) Amounts relate to securities subject to SSAP 43R.
Investments that are impaired at December 31, 2023 and 2022, for which other-than-temporary impairments have not been recognized, consist mainly of corporate debt securities, asset-backed and residential mortgage-backed securities.
The aggregated unrealized loss is approximately 9.9% and 12.1% of the carrying value of securities considered temporarily impaired at December 31, 2023 and 2022, respectively. At December 31, 2023, there were a total of 665 securities held that are considered temporarily impaired, 573 of which have been impaired for 12 months or longer. At December 31, 2022, there were a total of 820 securities held that are considered temporarily impaired, 80 of which have been impaired for 12 months or longer. The Company recorded other-than-temporary impairments on securities of $6.0 million, $1.3 million, and $0.3 million, for the years ended December 31, 2023, 2022 and 2021, respectively.
22

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

The following is a list of each loan-backed security with a recognized other-than-temporary impairment (OTTI) for the year ended December 31, 2023, where the present value of future cash flows expected to be collected was less than the amortized cost basis of the securities.

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Future Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other-Than-Temporary Impairment	Fair Value	Date of Other-Than-Temporary Impairment
(In Thousands)
For the year ended, December 31, 2023:

12667G-7H-0	$637	$633	$4	$633	$619	6/30/2023
12667G-BD-4	74	61	13	61	61	6/30/2023
52520Q-AG-9	225	213	12	213	203	6/30/2023
52521H-AD-5	389	385	4	385	360	6/30/2023
05604L-AJ-1	1,998	—	1,998	—	106	9/30/2023
Total	XXX	XXX	$2,031	XXX	XXX	XXX
The Company had no OTTI on loan-backed securities for the year ended December 31, 2023, due to the intent to sell the security or the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis of the security.
A summary of the cost or amortized cost and fair value of the Company’s debt securities at December 31, 2023, by contractual maturity, is as follows:

	Book/Adjusted Carrying Value	Fair Value
	(In Thousands)
Years to maturity:
One or less	$34,490	$34,472
After one through five	409,617	398,216
After five through ten	639,704	627,740
After ten	1,537,678	1,439,643
Mortgage-backed securities/asset-backed securities	606,446	580,021
Total	$3,227,935	$3,080,092

The expected maturities may differ from contractual maturities in the foregoing table because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.
23

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Proceeds from sales of investments in debt securities during 2023, 2022, and 2021 were $145.1 million, $209.4 million, and $137.0 million; gross gains of $1.3 million, $1.6 million, and $2.3 million and gross losses of $4.6 million, $6.0 million, and $0.6 million were realized on these sales in 2023, 2022 and 2021, respectively.
Proceeds from sales of investments in equity securities during 2023, 2022 and 2021 were $3.8 million, $1.1 million, and $13.9 million; gross gains of $2.0 million, $0.5 million, and $3.6 million and gross losses of $0.0 million, $0.0 million, and $0.8 million, were realized on these sales in 2023, 2022 and 2021, respectively.
Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended December 31:

	2023	2022	2021
	(In Thousands)

Realized capital gains (losses)	$(11,491)	$(14,600)	$6,866
Less amount transferred to (from) IMR (net of related taxes (benefits) of $(798) in 2023, $(824) in 2022, and $583 in 2021)	(3,003)	(3,101)	2,191
Less federal income tax expense (benefit) of realized capital gains (losses)	(1,348)	(756)	2,634
Net realized capital gains (losses)	$(7,140)	$(10,743)	$2,041

Net investment income was generated from the following for the years ended December 31:

	2023	2022	2021
	(In Thousands)

Debt securities	$161,804	$149,296	$153,487
Equity securities	5,789	5,350	6,180
Mortgage loans	22,540	24,098	18,204
Policy loans	4,383	3,906	3,927
Cash, cash equivalents and short-term investments	1,808	516	84
Other invested assets	(5,055)	(2,759)	10,626
Derivatives	—	—	30,216
Other	8	620	492
Gross investment income	191,277	181,027	223,216
Investment expenses	2,619	2,419	3,074
Net investment income	$188,658	$178,608	$220,142

24

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

The Company’s investments in mortgage loans principally involve commercial real estate. At December 31, 2023, 73.9% of such mortgages, or $347.8 million, involved properties located in Ohio, Indiana, and Florida. Such investments consist of primarily first-mortgage liens on completed income-producing properties. The aggregate mortgage outstanding to any one borrower does not exceed $73.8 million. During 2023, no loans were issued. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgage did not exceed 80.0%. During 2023, the Company did not reduce interest rates on any outstanding mortgages.
The Company utilizes loan-to-value and debt-service coverage ratios as credit quality indicators for its mortgage loans. The Company updates and analyzes these indicators at least annually. 84.3% of the Company’s mortgage loans were less than 75% loan-to-value and the total portfolio’s debt-service coverage ratio was 2.20 at December 31, 2023, based on the most recent data available.
Low Income Housing Tax Credits
The Company invests in Low Income Housing Tax Credits (LIHTCs) to maximize current tax benefits in the form of tax credits as well as to generate tax losses that may be used to reduce taxable income. The number of years remaining for the unexpired tax credits is 2 to 12 years. The mandatory holding period for the LIHTCs is 17 to 22 years. During 2023, the Company recognized LIHTCs and other tax benefits in the amount of $19.9 million. In 2022, the Company recognized LIHTCs and other tax benefits in the amount of $7.7 million. The book adjusted carry value, less encumbrances, of the Company’s LIHTCs is $126.1 million as of December 31, 2023, and $136.2 million as of December 31, 2022. Annual regulatory reviews are in place to ensure each property qualifies for the tax credits. The company recognized an impairment of $0.7 million in 2023.
See note 8 for discussion on future commitments to provide capital to the LIHTCs.
Derivative Instruments
The Company invests in derivatives as risk management for its equity indexed products. The exposure to credit risk on its interest rate floors and option positions is the risk of loss from a counterparty failing to perform according to the terms of the contract. That exposure includes settlement risk (i.e., the risk that the counterparty defaults after the Company has delivered funds or securities under terms of the contract) that would result in an accounting loss and replacement cost risk (i.e., the cost to replace the contract at current market rates should the counterparty default prior to settlement date). To limit exposure associated with counterparty nonperformance on its option positions, the Company limits its exposure to individual counterparties to 2% of admitted assets.
25

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

In 2021, pursuant to the adoption of OAC 3901-1-67 (discussed in Note 1, Basis of Presentation), the Company changed the reporting for product hedging derivatives by electing to record changes in, and settlement of, eligible derivatives through net investment income; previously, the Company had recorded changes in, and settlement of, eligible derivatives through unrealized gains/losses and realized gains/losses, respectively. In the third quarter of 2022, the Company received approval from the Ohio Department of Insurance to discontinue use of the prescribed practice and reclassify the 2022 year-to-date net investment income effects of the prescribed practice to the unrealized and realized capital gains (losses) associated with these derivative transactions in accordance with NAIC SAP. The following paragraph presents activity for 2023 and 2022 in accordance with NAIC SAP and 2021 in accordance with the prescribed practice.
The Company markets equity indexed annuities and universal life policies. The risk associated with these products is that the ultimate benefit paid could be higher than the return earned from the underlying assets. The Company utilizes custom and exchange-traded call options to economically hedge the S&P 500 index and Goldman Sachs Multi-Asset Equity index exposure embedded in these products with a net notional amount of $192.2 million and $195.2 million at December 31, 2023 and 2022, respectively. The Company purchases and writes call options to correlate with changes in the annuity and universal life features due to movements in the S&P 500 and Goldman Sachs Multi-Asset Equity index. At the beginning of these contracts, a premium is either paid or received for transferring the related risk. The Company retains basis risk and risk associated with actual versus expected assumptions for mortality and lapse rates. The Company does not apply hedge accounting treatment to these call options. The Company recognizes changes in the fair value of these call options through unrealized gains/losses and the related gains/losses from terminations, maturities or expirations through realized capital gains/losses. The change in fair value was $23.0 million, $(27.0) million, and $0.0 million for the years ended December 31, 2023, 2022, and 2021, respectively. The net gain/(loss) recognized through net income within realized gains and losses was $(3.0) million, $(9.9) million, and $0.0 million for the years ended December 31, 2023, 2022, and 2021, respectively. In 2021, the Company did not recognize realized or unrealized capital gains or losses due to the adoption of OAC 3901-1-67 (discussed in Note 1, Basis of Presentation). Changes in the fair value of these call options and the related gains/losses from terminations, maturities or expirations were all recognized through net investment income. The amount recognized in net investment income was $30.2 million for the year ended December 31, 2021.
The Company has entered into a collateral agreement with the counterparty whereby under certain conditions the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the option and the agreed upon thresholds that are based on the credit rating of the counterparty. Inversely, if the net fair value of the option is negative, then the Company may be required to post assets using similar thresholds. At December 31, 2023 and 2022, $36.3 million and $8.5 million, respectively, of cash collateral has been posted to the Company. At December 31, 2023 and 2022, $0.0 million and $0.0 million, respectively, of cash collateral has been posted by the Company.
26

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Information related to the Company’s derivative instruments as described above and the effects of offsetting on the balance sheet consisted of the following for the years ended December 31:

	2023	2022
	(In Thousands)
Derivative assets:
Gross amount of recognized assets	$90,942	$31,175
Gross amounts offset	—	—
Net amount of assets	$90,942	$31,175

Derivative liabilities:
Gross amount of recognized liabilities	$(49,884)	$(16,564)
Gross amounts offset	—	—
Net amount of liabilities	$(49,884)	$(16,564)

27

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

3. Fair Values of Financial Instruments
Included in various investment-related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value such as when impaired or, for certain bonds and preferred stocks, when carried at the lower of cost or market.
The Company uses fair value measurements to record the fair value of certain assets and liabilities and to estimate the fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from this fair value discussion.
Fair value is defined as the price that would be received to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on the following hierarchy that prioritizes inputs to valuation techniques used to measure fair value into three levels. The Company’s policy is to recognize transfers in and transfers out of levels at the beginning of the quarterly reporting period.
•Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include exchange-traded equity securities and mutual funds, including those which are part of the Company’s separate account assets.
•Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets and liabilities primarily include call options, stock warrants, preferred stock, NAIC 6 rated industrial and miscellaneous bonds, and foreign government bonds. The fair values of these instruments are determined through the use of third-party pricing services utilizing market observable inputs.
•Level 3 - Significant unobservable inputs for the asset or liability. The Company’s Level 3 assets and liabilities primarily include certain call options. The fair values of these positions are determined through the use of valuation models that utilize significant unobservable inputs.
Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including discount rates, estimates of timing, amount of expected future cash flows and the credit standing of the issuer. Such estimates do not consider the tax impact of the realization of unrealized gains or losses.
For Level 3 investments, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument.
28

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

As described below, certain fair values are determined through the use of third-party pricing services. Management does not adjust prices received from third parties; however, the Company does analyze the third-party pricing services’ valuation methodologies and related inputs and performs additional evaluation to determine the appropriate level within the fair value hierarchy. The Company performs annual due diligence of third-party pricing services, which includes assessing the vendor’s valuation qualifications, control environment, analysis of asset class-specific valuation methodologies and understanding of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. Care should be exercised in deriving conclusions about the Company’s business, its value or financial position based on the fair value information of financial instruments presented below. The following discussion describes the valuation methodologies utilized by the Company for assets and liabilities measured or disclosed at fair value.
Debt and Equity Securities
The fair values of debt securities and asset/mortgage-backed securities have been determined through the use of third-party pricing services utilizing market observable inputs. Private placement securities trading in less liquid or illiquid markets with limited or no pricing information are valued using either broker quotes or by discounting the expected cash flows using current market-consistent rates applicable to the yield, credit quality and maturity of each security.
The fair values of actively traded equity securities and exchange traded funds (including exchange traded funds with debt like characteristics) have been determined utilizing publicly quoted prices obtained from third-party pricing services. The fair values of certain equity securities for which no publicly quoted prices are available have been determined through the use of third-party pricing services utilizing market observable inputs. Actively traded mutual funds are valued using the net asset values of the funds.
Mortgage Loans
The fair values for mortgage loans, consisting principally of commercial real estate loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans collateralized by properties with similar investment risk. The fair values for mortgage loans in default are established at the lower of the fair value of the underlying collateral less costs to sell or the carrying amount of the loan.
Cash, Cash Equivalents and Short-Term Investments
The fair values of cash, cash equivalents and short-term investments are based on quoted market prices or stated amounts.
Derivative Instruments
The fair values of free-standing derivative positions, primarily call options, are determined through the use of third-party pricing services utilizing market observable inputs or valuation models incorporating significant unobservable inputs, including projected cash flows, applicable swap curves and implied volatilities. The fair value of the stock warrants have been determined through the use of third-party pricing services utilizing market observable inputs.
29

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Securities Lending Reinvested Collateral Assets
The fair values of securities lending reinvested collateral assets are determined through the use of third-party sources utilizing publicly quoted prices.
Other Invested Assets
Other invested assets primarily include surplus debentures for which fair values have been determined through the use of third-party pricing services utilizing market observable inputs.
Assets Held in Separate Accounts
Assets held in separate accounts include debt securities and mutual funds. The fair values of these assets have been determined using the same methodologies as similar assets held in the general account.
Life and Annuity Reserves for Investment-Type Contracts and Deposit Fund Liabilities and Fixed-Indexed Annuity Contracts
The fair value of liabilities for investment-type contracts is based on the present value of estimated liability cash flows, which are discounted using rates that incorporate risk-free rates and margins for the Company’s own credit spread and the riskiness of cash flows. Key assumptions to the cash flow model include the timing of policyholder withdrawals and the level of interest credited to contract balances. Fair values for insurance reserves are not required to be disclosed. However, the estimated fair values of all insurance reserves and investment contracts are taken into consideration in the Company’s overall management of interest rate risk.
The fair value of liabilities for fixed indexed annuities is based on embedded derivatives that have been bifurcated from the host contract. The fair value of embedded derivatives is calculated based on actuarial and capital market assumptions reflecting the projected cash flows over the life of the contract and incorporating expected policyholder behavior. The host is adjusted for acquisition costs with revised accretion rates.
Cash Collateral Payable
The payable represents the obligation to return cash collateral the Company has received relating to derivative instruments. The fair value is based upon the stated amount.
Securities Lending Liability
The liability represents the Company’s obligation to return collateral related to securities lending transactions. The liability is short-term in nature and therefore, the fair value of the obligation approximates the carrying amount.
30

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Separate Account Liabilities
Certain separate account liabilities are classified as investment contracts and are carried at an amount equal to the related separate account assets. Carrying value is a reasonable estimate of the fair value as it represents the exit value as evidenced by withdrawal transactions between contract holders and the Company.
Assets and liabilities measured at fair value on a recurring basis are outlined below:

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3
	(In Thousands)
At December 31, 2023
Assets:
Bonds, industrial and misc.	$582	$—	$582	$—
Bonds, exchange traded funds	2,898	2,898	—	—
Common stocks, unaffiliated	107,910	107,910	—	—
Common stocks, mutual funds	18,227	18,227	—	—
Preferred stock	19,970	—	19,970	—
Derivative assets	90,942	—	88,424	2,518
Separate account assets*	44,623	44,623	—	—
Total assets	$285,152	$173,658	$108,976	$2,518

Liabilities:
Derivative liabilities	$(49,884)	$—	$(49,884)	$—

* Separate account assets measured at fair value in this table do not include assets backing market value adjusted annuities, which are held at amortized cost, with the exception of securities rated NAIC 6 where the security’s fair value is below amortized cost.

31

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3
	(In Thousands)
At December 31, 2022
Assets:
Bonds, foreign government	$69	$—	$69	$—
Bonds, exchange traded funds	2,738	2,738	—	—
Common stocks, unaffiliated	89,195	89,195	—	—
Common stocks, mutual funds	16,211	16,211	—	—
Preferred stock	10,496	—	10,496	—
Derivative assets	31,175	—	29,457	1,718
Separate account assets*	38,845	38,845	—	—
Total assets	$188,729	$146,989	$40,022	$1,718

Liabilities:
Derivative liabilities	$(16,564)	$—	$(16,564)	$—

* Separate account assets measured at fair value in this table do not include assets backing market value adjusted annuities, which are held at amortized cost, with the exception of securities rated NAIC 6 where the security’s fair value is below amortized cost.
The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2023, is as follows:

	Beginning Asset/(Liability) as of January 1, 2023	Total Realized/Unrealized Gains (Losses) Included in:		Purchases, Sales, Issuances and Settlements	Transfers Into Level 3	Transfers Out of Level 3	Ending Asset/(Liability) as of December 31, 2023
		Net Income	Surplus
	(In Thousands)
Assets:
Derivative assets	$1,718	$(1,040)	$719	$1,121	$—	$—	$2,518

32

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2023, is as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Derivative assets	$1,504	$—	$—	$(383)	$1,121
The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2022, is as follows:

	Beginning Asset/(Liability) as of January 1, 2022	Total Realized/Unrealized Gains (Losses) Included in:		Purchases, Sales, Issuances and Settlements	Transfers Into Level 3	Transfers Out of Level 3	Ending Asset/(Liability) as of December 31, 2022
		Net Income	Surplus
	(In Thousands)
Assets:
Derivative assets	$4,791	$(559)	$(2,648)	$134	$—	$—	$1,718

33

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2022, is as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Derivative assets	$1,921	$—	$—	$(1,787)	$134
The following table provides a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities at (in thousands):

December 31, 2023
Security Type	Fair Value	Valuation Technique	Unobservable Input	Input

Derivative assets	$2,518	Black-Scholes-Merton Model	Implied Volatility	7-28.7%

December 31, 2022
Security Type	Fair Value	Valuation Technique	Unobservable Input	Input

Derivative assets	$1,718	Black-Scholes-Merton Model	Implied Volatility	7-25.5%
In isolation, significant increases (decreases) in the implied volatility would typically result in a significantly higher (lower) fair value measurement for Level 3 derivative assets and Level 3 derivative liabilities.
The Company did not have any significant assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2023 and 2022.

34

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

The carrying amounts and fair values of the Company’s significant financial instruments follow:

	December 31, 2023
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
Assets:	(In Thousands)
Bonds	$3,227,935	$3,080,092	$8,197	$3,041,219	$30,676
Common stock:
Unaffiliated**	123,456	123,456	123,456	—	—
Mutual funds	18,227	18,227	18,227	—	—
Preferred stock	19,970	19,970	—	19,970	—
Mortgage loans	470,567	436,200	—	—	436,200
Cash, cash equivalents and short-term investments	35,200	35,203	35,203	—	—
Other invested assets, surplus notes	78,636	76,749	—	76,749	—
Securities lending reinvested collateral assets	11,411	11,411	11,411	—	—
Derivative assets	90,942	90,942	—	88,424	2,518
Separate account assets	81,354	77,925	45,070	32,855	—

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(709,241)	$(697,630)	$—	$—	$(697,630)
Fixed-indexed annuity contracts	(179,443)	(173,395)	—	—	(173,395)
Derivative liabilities	(49,884)	(49,884)	—	(49,884)	—
Cash collateral payable	(36,250)	(36,250)	—	(36,250)	—
Securities lending liability	(81,478)	(81,478)	—	(81,478)	—
Separate account liabilities*	(35,020)	(34,195)	—	—	(34,195)

* Variable universal life contracts are considered insurance contracts and therefore, are not included in separate account liabilities for purposes of this disclosure.
** Includes FHLB common stock, which is held at cost.
35

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

	December 31, 2022
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
Assets:	(In Thousands)
Bonds	$3,263,540	$2,994,188	$7,909	$2,973,945	$12,334
Common stock:
Unaffiliated**	105,772	105,772	105,772	—	—
Mutual funds	16,211	16,211	16,211	—	—
Preferred stock	10,496	10,496	—	10,496	—
Mortgage loans	504,571	465,847	—	—	465,847
Cash, cash equivalents and short-term investments	68,903	68,904	68,904	—	—
Other invested assets, surplus notes	78,848	73,997	—	73,997	—
Securities lending reinvested collateral assets	4,563	4,563	4,563	—	—
Derivative assets	31,175	31,175	—	29,457	1,718
Separate account assets	83,347	78,956	40,135	38,821	—

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(832,867)	$(814,204)	$—	$—	$(814,204)
Fixed-indexed annuity contracts	(180,581)	(173,443)	—	—	(173,443)
Derivative liabilities	(16,564)	(16,564)	—	(16,564)	—
Cash collateral payable	(8,470)	(8,470)	—	(8,470)	—
Securities lending liability	(63,639)	(63,639)	—	(63,639)	—
Separate account liabilities*	(44,170)	(42,760)	—	—	(42,760)

* Variable universal life contracts are considered insurance contracts and therefore, are not included in separate account liabilities for purposes of this disclosure.
** Includes FHLB common stock, which is held at cost.
4. Related-Party Transactions
The Company received payments of principal and interest under mortgage financing arrangements in the amount of $9.6 million, $6.5 million, and $5.2 million in 2023, 2022 and 2021, respectively, on behalf of certain partnerships in which Western and Southern has an equity interest. The principal balance of the mortgage financing arrangements was $102.4 million and $105.2 million at December 31, 2023 and 2022, respectively.
At December 31, 2023 and 2022, the Company had $122.8 million and $108.2 million, respectively, invested in various private debt funds managed by Fort Washington Investment Advisors, Inc., an indirect subsidiary of Western and Southern.
In December 2022, the Company received a $50.0 million capital contribution from Western and Southern. The contribution was in the form of cash.
36

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

In March 2021, the Company received a $100.0 million capital contribution from Western and Southern. The contribution was in the form of cash.
The Company did not have any amounts receivable from parent, subsidiaries and affiliates as of December 31, 2023 or 2022. The Company had $6.1 million and $5.3 million payable to parent, subsidiaries and affiliates as of December 31, 2023 and 2022, respectively. The terms of the settlement generally require that these amounts be settled in cash within 30 days.
The Company has entered into a reinsurance agreement with Western and Southern. See Note 5 for further description.
Western and Southern guarantees the payment of the Company’s policyholder obligations. In the unlikely event the guarantee would be triggered, Western and Southern may be permitted to take control of the Company’s assets to recover all or a portion of the amounts paid under the guarantee.
5. Reinsurance
Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.
On July 1, 1986, the Company entered into an agreement (the agreement) with Western and Southern where the Company reinsured the liabilities of, and began servicing and administering the former business of, Columbus Mutual Life Insurance Company (Columbus Mutual), a former affiliate of Western and Southern that merged with Western and Southern. The agreement is anticipated to last until all obligations for policies issued by Columbus Mutual are settled. Reserves reflected on the Company’s balance sheets for policies and contracts included under the agreement are:

	December 31
	2023	2022
	(In Thousands)

Life and annuity reserves	$421,094	$443,359
Accident and health reserves	376	438
37

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

The effects of reinsurance on premiums, annuity considerations and deposit-type funds are as follows for the years ended December 31:

	2023	2022	2021
	(In Thousands)

Direct premiums	$308,613	$340,103	$320,507
Assumed premiums:
Affiliates	—	—	—
Nonaffiliates	—	—	—
Ceded premiums:
Affiliates	—	—	—
Nonaffiliates	(44,484)	(45,999)	(46,873)
Net premiums	$264,129	$294,104	$273,634

The Company’s ceded reinsurance arrangements impacted certain other items in the accompanying financial statements by the following amounts as of and for the years ended December 31:

	2023	2022	2021
	(In Thousands)
Policy and contract claims:
Affiliates	$—	$—	$—
Nonaffiliates	47,224	43,962	66,754
Policy and contract liabilities:
Affiliates	—	—	—
Nonaffiliates	69,866	66,600	81,107
Amounts recoverable on reinsurance contracts:
Affiliates	—	—	—
Nonaffiliates	6,793	3,916	4,183
In 2023, 2022 and 2021, the Company did not commute any ceded reinsurance nor did it enter into or engage in any agreement that reinsures policies or contracts that were in-force or had existing reserves as of the effective date of such agreements that had a significant impact on the financial statements.
At December 31, 2023, the Company has no significant reserves ceded to unauthorized reinsurers. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits.
Neither the Company nor any of its related parties, control directly or indirectly, any reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2023, there are no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium
38

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

collected. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.
There would be no reduction in surplus at December 31, 2023, if all reinsurance agreements were cancelled.
6. Federal Income Taxes
The Company is included in the consolidated income tax return of Western and Southern. The Company had a net receivable (payable) from (to) Western and Southern in the amount of $4.5 million and $5.3 million as of December 31, 2023 and 2022, respectively. The tax years 2014 through 2022 remain subject to examination by major tax jurisdictions.
The amount of federal income taxes incurred that will be available for recoupment at December 31, 2023, in the event of future capital losses is $0.0 million, $0.0 million, and $9.1 million from 2023, 2022 and 2021, respectively.
The components of the net deferred tax asset (liability) at December 31 are as follows:

		12/31/2023
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$75,171	$3,677	$78,848
(b)	Statutory valuation allowance adjustments	61,182	—	61,182
(c)	Adjusted gross deferred tax assets (a - b)	13,989	3,677	17,666
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	13,989	3,677	17,666
(f)	Deferred tax liabilities	10,135	7,531	17,666
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$3,854	$(3,854)	$—

		12/31/2022
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$78,035	$3,627	$81,662
(b)	Statutory valuation allowance adjustments	73,065	—	73,065
(c)	Adjusted gross deferred tax assets (a - b)	4,970	3,627	8,597
(d)	Deferred tax assets nonadmitted	(2,724)	2,724	—
(e)	Subtotal net admitted deferred tax assets (c - d)	7,694	903	8,597
(f)	Deferred tax liabilities	7,694	903	8,597
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$—	$—	$—
39

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$(2,864)	$50	$(2,814)
(b)	Statutory valuation allowance adjustments	(11,883)	—	(11,883)
(c)	Adjusted gross deferred tax assets (a - b)	9,019	50	9,069
(d)	Deferred tax assets nonadmitted	2,724	(2,724)	—
(e)	Subtotal net admitted deferred tax assets (c - d)	6,295	2,774	9,069
(f)	Deferred tax liabilities	2,441	6,628	9,069
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$3,854	$(3,854)	$—

		12/31/2023
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	—	—	—
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	—	—	—
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	72,529
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	13,989	3,677	17,666
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$13,989	$3,677	$17,666

		12/31/2022
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	—	—	—
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	—	—	—
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	55,306
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	7,694	903	8,597
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$7,694	$903	$8,597
40

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	—	—	—
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	—	—	—
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	17,223
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	6,295	2,774	9,069
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$6,295	$2,774	$9,069

		2023	2022

(a)	Ratio percentage used to determine recovery period and threshold limitation amount	878%	732%

		12/31/2023
		(1)	(2)

Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$13,989	$3,677
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	20.82%
(c)	Net Admitted Adjusted Gross DTAs amount	$13,989	$3,677
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	20.82%

		12/31/2022
		(3)	(4)

Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$4,970	$3,627
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	—%
(c)	Net Admitted Adjusted Gross DTAs amount	$7,694	$903
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	—%
41

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

		Change
		(5)	(6)

Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$9,019	$50
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	20.82%
(c)	Net admitted adjusted gross DTAs amount	$6,295	$2,774
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	20.82%
The Company’s tax planning strategies do not include the use of reinsurance.

42

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Current income taxes incurred consist of the following major components:

			12/31/2023	12/31/2022	12/31/2021
			(In Thousands)
(1)	Current income tax
	(a)	Federal	$(9,042)	$(14,295)	$(15,130)
	(b)	Foreign	—	—	—
	(c)	Subtotal	(9,042)	(14,295)	(15,130)
	(d)	Federal income tax on net capital gains	(1,348)	(756)	2,634
	(e)	Utilization of capital loss carryforwards	—	—	—
	(f)	Other	—	—	—
	(g)	Federal and foreign income taxes incurred	$(10,390)	$(15,051)	$(12,496)

			(1)	(2)	(3)
					(Col 1-2)
(2)	Deferred tax assets:		12/31/2023	12/31/2022	Change
	(a)	Ordinary	(In Thousands)
		(1) Discounting of unpaid losses	$—	$—	$—
		(2) Unearned premium revenue	—	—	—
		(3) Policyholder reserves	38,198	40,602	(2,404)
		(4) Investments	—	1,715	(1,715)
		(5) Deferred acquisition costs	29,450	26,948	2,502
		(6) Policyholder dividends accrual	1,116	2,060	(944)
		(7) Fixed assets	—	—	—
		(8) Compensation and benefits accrual	5,124	5,453	(329)
		(9) Pension accrual		—	—
		(10) Receivables - nonadmitted	918	892	26
		(11) Net operating loss carryforward	—	—	—
		(12) Tax credit carryforward	—	—	—
		(13) Other	365	365	—
		(99) Subtotal	75,171	78,035	(2,864)
	(b)	Statutory valuation allowance adjustment	61,182	73,065	(11,883)
	(c)	Nonadmitted	—	(2,724)	2,724
	(d)	Admitted ordinary deferred tax assets (2a99 - 2b - 2c)	13,989	7,694	6,295
	(e)	Capital
		(1) Investments	3,677	3,627	50
		(2) Net capital loss carryforward	—	—	—
		(3) Real estate	—	—	—
		(4) Other	—	—	—
		(99) Subtotal	3,677	3,627	50
	(f)	Statutory valuation allowance adjustment	—	—	—
	(g)	Nonadmitted	—	2,724	(2,724)
	(h)	Admitted capital deferred tax assets (2e99- 2f - 2g)	3,677	903	2,774
	(i)	Admitted deferred tax assets (2d + 2h)	$17,666	$8,597	$9,069
43

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

			(1)	(2)	(3)
					(Col 1-2)
			12/31/2023	12/31/2022	Change
(3)	Deferred tax liabilities:		(In Thousands)
	(a)	Ordinary
		(1) Investments	$6,255	$3,147	$3,108
		(2) Fixed assets	—	—	—
		(3) Deferred and uncollected premium	2,359	2,376	(17)
		(4) Policyholder reserves	1,521	2,171	(650)
		(5) Other	—	—	—
		(99) Subtotal	10,135	7,694	2,441
	(b)	Capital
		(1) Investments	7,531	903	6,628
		(2) Real estate	—	—	—
		(3) Other	—	—	—
		(99) Subtotal	7,531	903	6,628
	(c)	Deferred tax liabilities (3a99 + 3b99)	$17,666	$8,597	$9,069
(4)	Net deferred tax assets/liabilities (2i - 3c)		$—	$—	$—
Among the more significant book-to-tax adjustments were the following:

	12/31/2023	Effective Tax Rate	12/31/2022	Effective Tax Rate	12/31/2021	Effective Tax Rate
	(In Thousands)		(In Thousands)		(In Thousands)
Provision computed at statutory rate	$1,039	21.00%	$(3,896)	21.00%	$(3,187)	21.00%
Dividends received deduction	(361)	(7.30)	(454)	2.45	(269)	1.77
Tax credits	(10,394)	(210.01)	(6,623)	35.70	(4,358)	28.72
Other invested assets and nonadmitted changes	1,608	32.50	103	(0.56)	(24)	0.16
Statutory valuation allowance	(11,883)	(240.09)	12,141	(65.45)	(7,446)	49.06
Other	(2,722)	(55.00)	(173)	0.94	(1,148)	7.55
Total statutory income taxes	$(22,713)	(458.90)%	$1,098	(5.92)%	$(16,432)	108.26%

Federal taxes incurred	$(10,390)	(209.92)%	$(15,051)	81.13%	$(12,496)	82.33%
Change in net deferred income taxes	(12,323)	(248.98)	16,149	(87.05)	(3,936)	25.93
Total statutory income taxes	$(22,713)	(458.90)%	$1,098	(5.92)%	$(16,432)	108.26%
At December 31, 2023, the Company had $0.0 million of net operating loss carryforwards, net capital loss carryforwards and tax credit carry forwards; the company had $0.0 million of deferred tax liabilities that are not recognized.
The Inflation Reduction Act (the “IRA”) was enacted on August 16, 2022, and included a provision for a new Corporate Alternative Minimum Tax (CAMT), effective in 2023, that is based on the adjusted financial statement income set forth on the applicable financial statement of an “applicable corporation.” The controlled group of corporations of which the reporting entity is a member has determined that it is not an “applicable corporation” for purposes of CAMT during the reporting period, and is not liable for the CAMT.
44

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

7. Capital and Surplus
The Company is required by statutory regulations to meet minimum risk-based capital standards. Risk-based capital is a method of measuring the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. At December 31, 2023 and 2022, the Company exceeded the minimum risk-based capital.
Ohio insurance law limits the amount of dividends that can be paid to a parent in a holding company structure without prior approval of the regulators to the greater of 10% of statutory surplus or statutory net income as of the preceding December 31 less any dividends paid in the preceding 12 months, but only to the extent of earned surplus as of the preceding December 31. Based on these limitations, the Company is unable to pay dividends in 2024 without seeking prior regulatory approval due to having no earned surplus as of December 31, 2023.

8. Commitments and Contingencies
The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. The Company believes the resolution of these actions will not have a material effect on the Company’s financial position or results of operations.
At December 31, 2023, the Company does not have any material lease agreements as a lessee for office space or equipment.
At December 31, 2023, excluding those related to Low Income Housing Tax Credits, the Company has future commitments to provide additional capital contributions of $1.8 million to investments in joint ventures, limited partnerships and limited liability companies. Additionally, the Company has commitments to fund $10.0 million of debt capital.
At December 31, 2023, the Company has future commitments to provide additional capital contributions of $77.4 million to joint ventures, limited partnerships and limited liability companies investing in Low Income Housing Tax Credit properties.

45

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

9. Life and Annuity Reserves and Deposit-Type Contract Liabilities
At December 31, 2023, the Company’s general and separate account annuity reserves and deposit-type contract liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

Individual Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal:
With market value adjustment	$—	$35,020	$—	$35,020	5.3%
At book value less current surrender charge of 5% or more	106,864	—	—	106,864	16.2
At fair value	—	—	—	—	—
Total with adjustment or at fair value	106,864	35,020	—	141,884	21.5
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	485,354	—	—	485,354	73.6
Not subject to discretionary withdrawal	32,399	—	—	32,399	4.9
Total individual annuity reserves (before reinsurance)	624,617	35,020	—	659,637	100.0%
Reinsurance ceded	—	—	—	—
Net individual annuity reserves	$624,617	$35,020	$—	$659,637
Amount subject to greater than a 5% surrender charge that will be subject to minimal or no surrender charge after the statement date	$34,952	$—	$—	$34,952

46

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Group Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Not subject to discretionary withdrawal	$2,388	$—	$—	$2,388	100.0%
Total group annuity reserves (before reinsurance)	2,388	—	—	2,388	100.0%
Reinsurance ceded	—	—	—	—
Net group annuity reserves	$2,388	$—	$—	$2,388

Deposit-type contracts (no life contingencies)	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	$34,765	$—	$—	$34,765	10.5%
Not subject to discretionary withdrawal	296,508	—	—	296,508	89.5
Total deposit-type contract liability (before reinsurance)	331,273	—	—	331,273	100.0%
Reinsurance ceded	—	—	—	—
Total deposit-type contract liability	$331,273	$—	$—	$331,273

Interest rate changes may have temporary effects on the sale and profitability of annuity products offered by the Company. Although the rates offered by the Company are adjustable in the long-term, in the short-term they may be subject to contractual and competitive restrictions, which may prevent timely adjustment. The Company’s management constantly monitors interest rates with respect to a spectrum of product durations and sells annuities that permit flexible responses to interest rate changes as part of the Company’s management of interest spreads. However, adverse changes in investment yields on invested assets will affect the earnings on those products with a guaranteed return.
47

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

At December 31, 2023, the Company's general and separate account life insurance account values, cash value, and reserves for policies subject to discretionary withdrawal, not subject to discretionary withdrawal, or with no cash value are summarized as follows:

	General Account			Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(In Thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	387,477	387,440	400,620	—	—	—
Universal life with secondary guarantees	501,350	450,333	1,209,737	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	699,267	582,701	608,198	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life insurance	—	347,761	362,038	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	2,940	2,933	5,218	44,623	44,510	44,282
Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	161,682	XXX	XXX	—
Accidental death benefits	XXX	XXX	60	XXX	XXX	—
Disability - active lives	XXX	XXX	2,967	XXX	XXX	—
Disability - disabled lives	XXX	XXX	8,987	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Total life reserves (before reinsurance)	1,591,034	1,771,168	2,759,507	44,623	44,510	44,282
Reinsurance Ceded	—	—	49,172	—	—	—
Net life reserves	$1,591,034	$1,771,168	$2,710,335	$44,623	$44,510	$44,282
Federal Home Loan Bank
The Company is a member of the FHLB of Cincinnati. Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company’s strategy to utilize these funds to increase profitability. The Company has determined the actual/estimated maximum borrowing capacity as $370.0 million. The Company calculated this amount after a review of its pledgeable assets (both pledged and unpledged) and after applying the respective FHLB borrowing haircuts.
48

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

FHLB Capital Stock - General Account:

	December 31
	2023	2022
	(In Thousands)
Membership stock - Class A (not eligible for redemption)	$3,656	$3,703
Membership stock - Class B	—	—
Activity stock	11,154	11,941
Excess stock	736	933
Aggregate total	$15,546	$16,577
Actual or estimated borrowing capacity as determined by the insurer	$370,000	$330,000
Collateral Pledged to FHLB - General Account:

	2023				2022
				Borrowed				Borrowed
			Aggregate	at Time of			Aggregate	at Time of
	Fair	Carrying	Total	Maximum	Fair	Carrying	Total	Maximum
	Value	Value	Borrowing	Collateral	Value	Value	Borrowing	Collateral
	(In Thousands)
Total as of reporting date	$528,991	$565,001	$262,111	XXX	$407,892	$441,109	$279,611	XXX
Maximum during reporting period	513,665	567,814	XXX	281,064	407,892	441,109	XXX	279,611
Borrowing from FHLB - General Account:

	2023			2022
		Reserves	Maximum		Reserves
	At	Established	Amount	At	Established
	Reporting	at Reporting	During	Reporting	at Reporting
	Date	Date	Period	Date	Date
	(In Thousands)
Funding agreements	$262,111	$262,051	$264,464	$279,611	$278,489
Debt	—	XXX	32,000	—	XXX
Aggregate total	$262,111	$262,051	$296,464	$279,611	$278,489
The Company does not have any prepayment obligations under these FHLB borrowing arrangements.

49

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

10. Separate Accounts
The Company’s guaranteed separate account consists of non-indexed, guaranteed rate options that include market value adjustments. The guaranteed rate options are sold in a fixed annuity product. These options carry a minimum interest guarantee based on the guarantee period selected by the policyholder. The fixed annuity product provides a death benefit equal to the account value.
The Company’s nonguaranteed separate account consists of subaccounts available through variable universal life insurance policies. The net investment experience of each subaccount is credited directly to the variable universal life policyholders and can be positive or negative. The death benefit and cash value under the variable universal life insurance policies may vary with the investment performance of the underlying investments in the separate account.

Information regarding the separate account of the Company as of and for the year ended December 31, 2023, is as follows:

	Nonindexed Guaranteed Less Than/ Equal to 4%	Nonguaranteed Separate Account	Total
	(In Thousands)

Premiums, considerations or deposits	$339	$1,181	$1,520

Reserves for separate accounts with assets at:
Fair value	$—	$44,282	$44,282
Amortized cost	35,020	—	35,020
Total reserves	$35,020	$44,282	$79,302

Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$35,020	$—	$35,020
At book value without fair value adjustment and with current surrender charge of 5% or more	—	—	—
At fair value	—	44,282	44,282
At book value without fair value adjustment and with current surrender charge of less than 5%	—	—	—
Subtotal	35,020	44,282	79,302
Not subject to discretionary withdrawal	—	—	—
Total separate accounts reserves	$35,020	$44,282	$79,302
50

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

A reconciliation of the amounts transferred to and from the separate accounts for the year ended December 31, 2023, is presented below:

2023
(In Thousands)
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to separate accounts	$1,520
Transfers from separate accounts	12,627
Net transfers to (from) separate accounts	(11,107)

Reconciling adjustments:
Policy deductions and other expenses	119
Other account adjustments	(1)
Transfers as reported in the Summary of Operations of the Company	$(10,989)

11. Premium and Annuity Considerations Deferred and Uncollected
Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2023, were as follows:

	Gross	Net of Loading
	(In Thousands)
Ordinary new business	$442	$41
Ordinary renewal	8,828	11,534
Total	$9,270	$11,575

51

STATUTORY-BASIS FINANCIAL STATEMENTS

The Western and Southern Life Insurance Company
Years Ended December 31, 2023, 2022 and 2021
With Report of Independent Auditors

The Western and Southern Life Insurance Company

Statutory-Basis Financial Statements

Years Ended December 31, 2023, 2022 and 2021

Report of Independent Auditors

The Board of Directors
The Western and Southern Life Insurance Company

Opinion

We have audited the statutory-basis financial statements of The Western and Southern Life Insurance Company (the Company), which comprise the balance sheets as of December 31, 2023 and 2022, and the related statements of operations, changes in capital and surplus and cash flows for each of the three years ended December 31, 2023, and the related notes to the financial statements (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2023 and 2022, and the results of its operations and its cash flows for the three years ended December 31, 2023, on the basis of accounting described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2023 and 2022, or the results of its operations or its cash flows for the three years ended December 31, 2023.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Ohio Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
/s/ Ernst & Young LLP
April 17, 2024

The Western and Southern Life Insurance Company
Balance Sheets (Statutory-Basis)

	December 31
	2023	2022
Admitted assets	(In Thousands)
Cash and invested assets:
Debt securities	$2,844,267	$2,769,710
Preferred and common stocks	635,714	902,050
Investments in common stocks of subsidiaries	4,798,724	4,592,609
Mortgage loans	54,659	55,841
Policy loans	142,732	142,493
Real estate:
Properties held for the production of income	817	833
Properties occupied by the Company	24,182	24,705
Cash, cash equivalents and short-term investments	153,730	22,479
Receivable for securities	2,114	3,296
Derivatives	—	196
Securities lending reinvested collateral assets	30,767	17,779
Other invested assets	2,438,680	2,471,001
Total cash and invested assets	11,126,386	11,002,992

Investment income due and accrued	37,542	38,913
Premiums deferred and uncollected	46,707	47,582
Current federal income taxes recoverable	102,121	36,220
Receivables from parent, subsidiaries and affiliates	64,239	50,439
Other admitted assets	12,657	15,104
Separate account assets	1,137,428	1,131,631
Total admitted assets	$12,527,080	$12,322,881

Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$2,831,496	$2,795,292
Accident and health reserves	144,794	143,743
Liability for deposit-type contracts	174,161	183,197
Policy and contract claims	49,917	53,974
Dividends payable to policyholders	31,187	33,995
Premiums received in advance	2,754	2,953
Total policy and contract liabilities	3,234,309	3,213,154

General expense due and accrued	51,754	44,050
Net deferred income tax liability	7,984	10,799
Transfer to (from) separate accounts due and accrued, net	(22)	(9)
Asset valuation reserve	327,391	370,006
Interest maintenance reserve	49,848	57,350
Other liabilities	515,377	419,442
Liability for postretirement benefits other than pensions	93,081	94,468
Payable for securities lending	76,738	80,925
Separate account liabilities	1,137,428	1,131,631
Total liabilities	5,493,888	5,421,816

Capital and surplus:
Common stock, $1 par value, authorized 2,500 shares, issued and outstanding 2,500 shares	2,500	2,500
Surplus Notes	995,644	995,499
Paid-in surplus	757,103	607,103
Accumulated surplus	5,277,945	5,295,963
Total capital and surplus	7,033,192	6,901,065
Total liabilities and capital and surplus	$12,527,080	$12,322,881
See accompanying notes.

The Western and Southern Life Insurance Company
Statements of Operations (Statutory-Basis)

	Year Ended December 31
	2023	2022	2021
	(In Thousands)
Premiums and other revenues:
Premiums and annuity considerations	$212,486	$214,967	$220,346
Net investment income	590,763	481,052	542,715
Considerations for supplementary contracts with life contingencies	—	31	8
Amortization of the interest maintenance reserve	6,812	6,802	6,688
Commissions and expenses on reinsurance ceded	1,075	1,061	1,055
Other revenues	336	209	339
Total premiums and other revenues	811,472	704,122	771,151

Benefits paid or provided:
Death benefits	129,169	143,821	153,175
Annuity benefits	117,163	52,603	51,804
Disability and accident and health benefits	11,899	10,903	17,541
Surrender benefits	46,428	40,283	41,512
Payments on supplementary contracts with life contingencies	202	237	276
Other benefits	3,489	2,537	6,246
Increase in policy reserves and other policyholders’ funds	42,911	(91,642)	33,034
Total benefits paid or provided	351,261	158,742	303,588

Insurance expenses and other deductions:
Commissions	16,784	14,795	13,563
General expenses	158,625	146,735	197,470
Net transfers to (from) separate account	(117,344)	(52,808)	(51,774)
Reserve adjustments on reinsurance assumed	(74)	48	—
Other deductions	42,720	(52,197)	60,850
Total insurance expenses and other deductions	100,711	56,573	220,109

Gain (loss) from operations before dividends to policyholders, federal income tax expense, and net realized capital gains (losses)	359,500	488,807	247,454

Dividends to policyholders	41,140	47,950	43,535
Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	318,360	440,857	203,919
Federal income tax expense (benefit), excluding tax on capital gains	(47,089)	34,062	30,313
Gain (loss) from operations before net realized capital gains (losses)	365,449	406,795	173,606
Net realized capital gains (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	(16,061)	(3,985)	(74,945)
Net income (loss)	$349,388	$402,810	$98,661
See accompanying notes.

The Western and Southern Life Insurance Company
Statements of Changes in Capital and Surplus (Statutory-Basis)

	Common Stock	Surplus Notes and Paid-In Surplus	Accumulated Surplus	Total Capital and Surplus
	(In Thousands)

Balance, January 1, 2021	$2,500	$914,707	$4,740,533	$5,657,740
Net income (loss)	—	—	98,661	98,661
Change in net deferred income tax	—	—	30,231	30,231
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $111,301)	—	—	625,648	625,648
Change in net unrealized foreign exchange capital gain (loss)	—	—	(2,287)	(2,287)
Change in surplus notes	—	497,750	—	497,750
Net change in nonadmitted assets and related items	—	—	67,456	67,456
Change in asset valuation reserve	—	—	(258,434)	(258,434)
Dividends to stockholder	—	—	(50,000)	(50,000)
Change in unrecognized post retirement benefit obligation	—	—	89,365	89,365
Balance, December 31, 2021	2,500	1,412,457	5,341,173	6,756,130
Net income (loss)	—	—	402,810	402,810
Change in net deferred income tax	—	—	(44,085)	(44,085)
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of ($53,721))	—	—	(569,358)	(569,358)
Change in net unrealized foreign exchange capital gain (loss)	—	—	208	208
Change in surplus notes	—	145	—	145
Net change in nonadmitted assets and related items	—	—	(89,828)	(89,828)
Change in asset valuation reserve	—	—	133,839	133,839
Change in unrecognized post retirement benefit obligation	—	—	121,204	121,204
Capital contribution	—	190,000	—	190,000
Balance, December 31, 2022	2,500	1,602,602	5,295,963	6,901,065
Net income (loss)	—	—	349,388	349,388
Change in net deferred income tax	—	—	(11,576)	(11,576)
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of ($21,887))	—	—	(162,717)	(162,717)
Change in net unrealized foreign exchange capital gain (loss)	—	—	913	913
Change in surplus notes	—	145	—	145
Net change in nonadmitted assets and related items	—	—	(19,841)	(19,841)
Change in asset valuation reserve	—	—	42,615	42,615
Dividends to stockholder	—	—	(245,000)	(245,000)
Change in unrecognized post retirement benefit obligation	—	—	28,200	28,200
Capital contribution	—	150,000	—	150,000
Balance, December 31, 2023	$2,500	$1,752,747	$5,277,945	$7,033,192
See accompanying notes.

The Western and Southern Life Insurance Company
Statements of Cash Flow (Statutory-Basis)

	Year Ended December 31
	2023	2022	2021
	(In Thousands)
Operating activities
Premiums collected net of reinsurance	$213,828	$216,066	$221,565
Net investment income received	488,006	361,478	453,781
Benefits paid	(317,916)	(258,418)	(275,261)
Net transfers from (to) separate accounts	117,331	52,812	51,778
Commissions and expense paid	(169,178)	(218,473)	(158,324)
Dividends paid to policyholders	(43,947)	(46,770)	(47,553)
Federal income taxes recovered (paid)	(18,157)	(75,259)	2,619
Other, net	1,409	1,269	1,394
Net cash from (for) operations	271,376	32,705	249,999

Investing activities
Proceeds from investments sold, matured or repaid:
Debt securities	179,708	561,910	236,424
Preferred and common stocks	325,142	396,955	315,580
Mortgage loans	1,182	1,107	970
Real estate	—	—	771
Other invested assets	392,898	291,307	528,139
Net gains (losses) on cash, cash equivalents and short-term investments	(34)	(18)	(30)
Miscellaneous proceeds	2,004	19,350	44,383
Net proceeds from investments sold, matured or repaid	900,900	1,270,611	1,126,237

Cost of investments acquired:
Debt securities	(124,749)	(462,989)	(347,164)
Preferred and common stocks	(379,334)	(816,114)	(807,957)
Real estate	(2,456)	(5,348)	(4,228)
Other invested assets	(439,178)	(563,986)	(533,987)
Miscellaneous applications	(12,988)	(830)	(6,291)
Total cost of investments acquired	(958,705)	(1,849,267)	(1,699,627)

Net change in policy and other loans	(239)	2,815	7,002
Net cash from (for) investments	(58,044)	(575,841)	(566,388)

Financing activities
Surplus notes, capital notes	145	—	497,635
Capital and paid in surplus, less treasury stock	150,000	190,000	—
Borrowed funds	60,666	48,967	—
Net deposits on deposit-type contract funds and other insurance liabilities	(9,036)	(6,171)	(8,197)
Dividends paid to stockholder	(245,000)	—	(50,000)
Other cash provided (applied)	(38,856)	(25,207)	(91,150)
Net cash from (for) financing and miscellaneous sources	(82,081)	207,589	348,288

Net change in cash, cash equivalents and short-term investments	131,251	(335,547)	31,899
Cash, cash equivalents and short-term investments:
Beginning of year	22,479	358,026	326,127
End of year	$153,730	$22,479	$358,026

Cash flow information for noncash transactions:
Dividend from Integrity Life Insurance Company in the form of common stock	$50,000	$—	$—
Capital contribution to Western-Southern Life Assurance Company in the form of common stock	$(50,000)	$—	$—
See accompanying notes.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

1. Nature of Operations and Significant Accounting Policies
The Western and Southern Life Insurance Company (the Company) is a stock life insurance company that offers primarily individual traditional and whole life insurance policies. The Company is licensed in 46 states and the District of Columbia. For the year ended December 31, 2023, approximately 68.8% of the gross premiums and annuity considerations for the Company were derived from California, Illinois, Indiana, North Carolina, Ohio, and Pennsylvania. The Company is domiciled in Ohio. The Company is an indirect, wholly-owned subsidiary of Western & Southern Mutual Holding Company (Mutual Holding), a mutual holding company formed pursuant to the insurance regulations of the State of Ohio. Ohio law requires Mutual Holding to hold at least a majority voting interest in the Company. Currently, Mutual Holding indirectly holds 100% of the voting interest through Western & Southern Financial Group, Inc. (WSFG), its wholly-owned subsidiary. The Company wholly owns the following insurance entities: Western-Southern Life Assurance Company (WSLAC), Columbus Life Insurance Company (Columbus Life), Integrity Life Insurance Company (Integrity) and Gerber Life Insurance Company (Gerber Life). Integrity Life Insurance Company wholly owns National Integrity Life Insurance Company (National).
State regulatory authorities have powers relating to granting and revoking licenses to transact business, the licensing of agents, the regulation of premium rates and trade practices, the form and content of insurance policies, the content of advertising material, financial statements and the nature of permitted practices.
Included within the financial statements, the Company has established and operates a closed block for the benefit of holders of most participating individual ordinary and weekly industrial life insurance policies issued on or before the formation of Mutual Holding in 2000 (the Closed Block). Assets have been allocated to the Closed Block in an amount that is expected to produce cash flows which, together with anticipated revenue from the policies included in the Closed Block, are reasonably expected to be sufficient to support the Closed Block policies, the continuation of policyholder dividends, in aggregate, in accordance with the 2000 dividend scale if the experience underlying such scale continues, and for appropriate adjustments in the dividend scale if the experience changes. Invested assets allocated to the Closed Block consist primarily of high-quality debt securities, mortgage loans, policy loans, short-term investments, other invested assets, and securities lending reinvested collateral. Invested assets of $1,801.4 million and $1,828.7 million were allocated to the Closed Block as of December 31, 2023 and 2022, respectively. The assets allocated to the Closed Block inure solely for the benefit of the Closed Block policyholders and will not revert to the benefit of the Company. The purpose of the Closed Block is to protect the policy dividend expectations of these policies after the formation of Mutual Holding. The Closed Block will continue in effect until the last policy in the Closed Block is no longer in force.
Use of Estimates
The preparation of statutory-basis financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Basis of Presentation
The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance (the Department). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP or SSAP) has been adopted as a component of prescribed or permitted practices by the State of Ohio. These practices differ in some respects from U.S. generally accepted accounting principles (GAAP). The more significant differences follow.
Investments
Investments in debt securities and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on the NAIC’s rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in the statement of operations for those designated as trading and as a separate component of other comprehensive income (loss) for those designated as available-for-sale.
All single-class and multiclass mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. The prospective method is used to determine amortized cost for securities that experience a decline that is deemed to be other-than-temporary. Securities that are in an unrealized loss position which the Company intends to sell, or does not have the intent and ability to hold until recovery, are written down to fair value as a realized loss. Securities that are in an unrealized loss position which the Company has the intent and ability to hold until recovery are written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. If high credit quality securities are adjusted, the retrospective method is used.
The Company monitors other investments to determine if there has been an other-than-temporary decline in fair value. Factors that management considers for each identified security include the following:
•The extent the fair value has been below the book/adjusted carrying value;
•The reasons for the decline in value;
•Specific credit issues related to the issuer and current economic conditions, including the current and future impact of any specific events;
•For structured investments (e.g., residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other structured investments), factors such as overall deal structure and the Company’s position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections are considered;

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

•For all equity securities and other debt securities with credit-related declines in fair value, the Company’s intent and ability to hold the security long enough for it to recover its value to book/adjusted carrying value; and
•For all other debt securities with interest-related declines in fair value, the Company’s intent to sell the security before recovery of its book/adjusted carrying value.
If the decline is judged to be other-than-temporary, an impairment charge to fair value is recorded as a net realized capital loss in the period the determination is made. Under GAAP, if the decline is judged to be other-than-temporary because the Company has the intent to sell the debt security or is more likely than not to be required to sell the debt security before its anticipated recovery, an impairment charge to fair value is recorded as a net realized capital loss. If the decline is judged to be other-than-temporary because the Company does not expect to recover the entire amortized cost basis of the security due to expected credit losses, an impairment charge is recorded to net realized capital loss as the difference between amortized cost and the net present value of expected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment.
Investments in real estate are reported net of required obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company’s occupancy of those properties.
Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally debt securities and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual security sold in five-year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.
The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in capital and surplus. AVR is not recognized for GAAP.
Subsidiaries
The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Policy Acquisition Costs
The costs of acquiring and renewing business are expensed when incurred. Under GAAP, policy acquisition costs, related to traditional life insurance and certain long-duration accident and health insurance policies sold, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investments, mortality, and expense margins.
Nonadmitted Assets
Certain assets designated as “nonadmitted” (principally investments in unaudited subsidiaries and controlled and affiliated entities, the pension asset, and a trademark license agreement), and other assets not specifically identified as admitted assets within the NAIC’s Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to accumulated surplus. Under GAAP, such assets are included in the balance sheets.
Premiums and Benefits
Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.
Benefit Reserves
Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.
Reinsurance
A liability for reinsurance balances is required to be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to capital and surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.
Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with policy acquisition costs as required under GAAP.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Employee Benefits
For purposes of calculating the Company’s pension and postretirement benefit obligations, vested participants, non-vested participants and current retirees are included in the valuation. The prepaid pension asset resulting from the excess of the fair value of plan assets over the benefit obligation, which is nonadmitted under statutory accounting rules, is included in other comprehensive income under GAAP.
Deferred Income Taxes
Deferred tax assets are recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold. Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a time frame corresponding with Internal Revenue Service (IRS) tax loss carryback provisions, not to exceed three years, including amounts established in accordance with the provision of SSAP No. 5R, plus 2) for entities who meet the required realization threshold in SSAP No. 101, the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in all future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold.
Policyholder Dividends
Policyholder dividends are recognized when declared rather than over the term of the related policies.
Surplus Notes
Surplus Notes are classified as a component of equity rather than as long-term debt.
Statements of Cash Flow
Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.
Other significant statutory accounting practices follow.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Restricted Assets
The Company has assets pledged as collateral, or otherwise not exclusively under control of the Company, totaling $106.2 million and $147.4 million as of December 31, 2023 and 2022, respectively. These assets are primarily collateral held in relation to the Company's securities lending program. These restricted assets are discussed in more detail in their relevant section.
Investments
Debt securities, common stocks, preferred stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:
Debt securities not backed by other loans are principally stated at amortized cost using the interest method.
Single-class and multiclass mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from Bloomberg and broker-dealer prepayment models or derived from empirical data and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except securities that are deemed to be other-than-temporarily impaired and securities that are principal-only or interest-only, which are valued using the prospective method.
Unaffiliated common stocks are reported at fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.
Redeemable preferred stocks that have characteristics of debt securities and are rated as medium quality or better are reported or amortized cost. All other redeemable preferred stocks are reported at the lower of amortized cost or fair value. Perpetual preferred stocks are valued at fair value, not exceeding any currently effective call price, utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.
There are no restrictions on unaffiliated common or preferred stocks.
Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost, which approximates fair value.
Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost, which approximates fair value.
The Company’s insurance subsidiaries are reported at their underlying audited statutory equity. The Company’s noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in capital and surplus.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee. Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses. Distributions from earnings of the investees are reported as net investment income when received. Because of the indirect nature of these investments, there is an inherent reduction in transparency and liquidity and increased complexity in valuing the underlying investments. As a result, these investments are actively managed by the Company’s management via detailed evaluation of the investment performance relative to risk.
Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.
Policy loans are reported at unpaid principal balances.
Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is computed by the straight-line method over the estimated useful life of the properties.
Property acquired in the satisfaction of debt is recorded at the lower of cost less accumulated depreciation or fair market value.
Debt securities and other loan interest are credited to income as it accrues. Dividends are recorded as income on ex-dividend dates. To the extent income is uncertain, due and accrued income is excluded and treated as nonadmitted through surplus.
The Company utilizes customized call and put options to hedge market volatility related to the S&P 500 index . At the beginning of these contracts, a premium is either paid or received for transferring the related risk. The options are not designated as a hedge for accounting purposes and are carried at fair value on the balance sheet with changes in fair value recorded in surplus. The related gains and losses from terminations or expirations are recorded in realized capital gains and losses.
Realized capital gains and losses are determined using the specific identification method.
Premiums
Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Policy Reserves
Life, annuity and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and does return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the nonlevel incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or the net premiums exceed the gross premiums on any insurance in-force.
For policies issued in 2020 or after, life insurance reserves are developed using principle-based policyholder and asset assumptions with margins and floored at formulaic reserves based upon published tables using statutorily specified interest rates and valuation methods.

Formulaic policy reserves for life insurance and supplemental benefits are computed on the Commissioner’s Reserve Valuation Method. The following mortality tables and interest rates are used:

	Percentage of Reserves
	2023	2022
Life insurance:
1941 Commissioners Standard Ordinary, 2-1/4% - 3-1/2%	5.7%	6.1%
1941 Standard Industrial, 2-1/2% - 3-1/2%	8.6	8.8
1958 Commissioners Standard Ordinary, 2-1/2% - 6%	15.4	16.3
1980 Commissioners Standard Ordinary, 4% - 6%	40.6	39.8
2001 Commissioners Standard Ordinary, 3-1/2% - 4-1/2%	26.8	23.7
2017 Commissioners Standard Ordinary, 3-1/2%	1.1	—
Other, 2-1/2% - 6%	0.9	4.3
	99.1	99.0
Other benefits (including annuities):
Various, 2-1/2% - 8-1/4%	0.9	1.0
	100.0%	100.0%
The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1 for substandard lives, are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for modal premium payments.
For substandard table ratings, mean reserves are based on 125% to 500% of standard mortality rates. For flat extra ratings, mean reserves are based on the standard or substandard mortality rates increased by 1 to 25 deaths per thousand.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

As of December 31, 2023 and 2022, reserves of $13.2 million and $13.7 million, respectively, were recorded on in-force amounts of $774.5 million and $803.7 million, respectively, for which gross premiums are less than the net premiums according to the standard of valuation required by the Department. The Company anticipates investment income as a factor in the premium deficiency calculation for all accident and health contracts.
Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.
The establishment of appropriate reserves is an inherently uncertain process, and there can be no assurance that the ultimate liability will not exceed the Company’s policy reserves and have an adverse effect on the Company’s results of operations and financial condition. Due to the inherent uncertainty of estimating reserves, it has been necessary, and may over time continue to be necessary, to revise estimated future liabilities as reflected in the Company’s policy reserves.
Policyholders’ Dividends
The amount of policyholders’ dividends to be paid (including those on policies included in the Closed Block) is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.
Policy and Contract Claims
Policy and contract claims in process of settlement represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2023 and 2022. The reserves for unpaid claims are estimated using individual case-basis valuations and statistical analysis. These estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.
Reinsurance
Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.
Securities Lending
At December 31, 2023, the Company had loaned various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Deutsche Bank, of which the fair value was $74.5 million and $23.4 million in the general and separate account, respectively. At December 31, 2022, the Company had loaned various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Deutsche Bank, of which the fair value was $78.7 million and

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

$59.7 million in the general and separate account, respectively. The Company maintains effective control over all loaned securities and, therefore, continues to report such securities as invested assets in the balance sheets. The general account collateral is managed by both an affiliated and unaffiliated agent. The separate account is managed by an unaffiliated agent.
The Company requires at the initial transaction that the fair value of the cash collateral received must be equal to 102% of the fair value of the loaned securities. The Company monitors the ratio of the fair value of the collateral to loaned securities to ensure it does not fall below 100%. If the fair value of the collateral falls below 100% of the fair value of the securities loaned, the Company nonadmits that portion of the loaned security. At December 31, 2023 and 2022, the Company did not nonadmit any portion of the loaned securities.
The Company reports all collateral on the balance sheet with an offsetting liability recognized for the obligation to return the collateral. Collateral for the securities lending program is either managed by an affiliated agent of the Company or is managed by Deutsche Bank, an unaffiliated agent. Collateral managed by an affiliated agent, which approximated $45.5 million and $62.6 million at December 31, 2023 and 2022, respectively, is invested primarily in investment-grade debt securities and cash equivalents and is included in the applicable amount on the balance sheets because the funds are available for the general use of the Company. At December 31, 2023 and 2022, collateral managed by an unaffiliated agent, which approximated $30.8 million and $17.8 million respectively, was invested in cash equivalents and was included in securities lending reinvested collateral assets on the balance sheet.
At December 31, 2023, the collateral for all securities on loan could be requested to be returned on demand by the borrower. At December 31, 2023 and 2022, the fair value of the total collateral in the general account was $76.3 million and $80.4 million, respectively. The fair value of the total collateral in the separate account was $24.1 million and $61.1 million at December 31, 2023 and 2022, respectively, which was all managed by an unaffiliated agent.
The aggregate collateral broken out by maturity date is as follows at December 31, 2023:

	Amortized Cost	Fair Value
	(In Thousands)
Open	$—	$—
30 days or less	45,348	45,348
31 to 60 days	1,469	1,469
61 to 90 days	747	747
91 to 120 days	266	266
121 to 180 days	—	—
181 to 365 days	1,999	1,997
1 to 2 years	5,600	5,607
2 to 3 years	—	—
Greater than 3 years	20,826	20,826
Total collateral	$76,255	$76,260

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

At December 31, 2023, all of the collateral held for the securities lending program was invested in tradable securities that could be sold and used to pay for the $76.7 million and $24.1 million in the general and separate accounts, respectively, in collateral calls that could come due under a worst-case scenario where all collateral was called simultaneously.
The Company does not accept collateral that is not permitted by contract or custom to sell or repledge. The Company does not have any securities lending transactions that extend beyond one year from the reporting date.
Separate Account
The Company maintains a separate account, which holds all of the Company’s pension plan assets. The assets of the separate account consist primarily of marketable securities, which are recorded at fair value. These assets are considered legally insulated from the general accounts.
There are no separate account liabilities that are guaranteed by the general account. (See Note 10 for further discussion on the general account’s responsibility as it relates to the obligations of the Company’s pension plan).
The activity within the separate account, including realized and unrealized gains or losses on its investments, has no effect on net income or capital and surplus of the Company. The Company’s statements of operations reflect annuity payments to pension plan participants and other expenses of the separate account, as well as the reimbursement of such expenses from the separate account.
Federal Income Taxes
The Company files a consolidated income tax return with its eligible subsidiaries and affiliates. The provision for federal income taxes is allocated to the individual companies using a separate return method based upon a written tax-sharing agreement. Under the agreement, the benefits from losses of subsidiaries and affiliates are retained by the subsidiary and affiliated companies. The Company pays all federal income taxes due for all members of the group. The Company then immediately charges or reimburses, as the case may be, the members of the group an amount consistent with the method described in the tax-sharing agreement.
The Company includes interest and penalties in the federal income tax line on the statements of operations.
Postretirement Benefits Other Than Pensions
The Company accounts for its postretirement benefits other than pensions on an accrual basis. The postretirement benefit obligation for current retirees and fully eligible employees is measured by estimating the actuarial present value of benefits expected to be received at retirement using explicit assumptions.
Actuarial and investment gains and losses arising from differences between assumptions and actual experience upon subsequent remeasurement of the obligation may be recognized as a component of the

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

net periodic benefit cost in the current period or amortized. The net gain or loss will be included as a component of net postretirement benefit cost for a year if, as of the beginning of the year, the unrecognized net gain or loss exceeds 10% of the postretirement benefit obligation. That gain or loss, if not recognized immediately, will be amortized over the average life expectancy of the employer’s fully vested and retiree group.
Accounting Changes
There were no material accounting changes in 2023, 2022, or 2021.
Business Combinations
On December 31, 2018, the Company purchased 100% of the common stock of Gerber Life from Nestlé S.A. ("Nestlé"). Gerber Life is an insurer that operates primarily in the juvenile life insurance and medical stop-loss insurance markets. Gerber Life is New York-domiciled and is licensed in 50 states, the District of Columbia, Puerto Rico and certain Canadian provinces. The cost of the acquired entity was $1,257.3 million. The original goodwill balance was $945.5 million, of which $528.1 million was admitted, based on an admission limit of 10% of adjusted company surplus as of the last reported period..
The transaction was accounted for as a statutory purchase and reflects the following:

Year	Admitted Goodwill at Reporting Date	Goodwill Amortized in Period	Book Value of Acquisition	Admitted Goodwill as a % of Admitted Acquisition
	(In Thousands)
2023	$472,774	$94,555	$1,121,475	42.2%
2022	567,328	94,555	1,149,908	49.3

	2023	2022
	(In Thousands)

Company Surplus as of September 30	$6,672,215	$6,532,219
Less September 30 electronic data processing	10,441	10,318
Less September 30 net deferred tax assets	38,823	51,157
Less September 30 net positive goodwill	496,412	590,967
Adjusted Company surplus as of September 30	$6,126,539	$5,879,777
Admitted goodwill as a percentage of adjusted surplus	7.7%	9.6%

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Subsequent Events
The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the balance sheet date. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements on April 17, 2024.
Note 4 describes events that occurred subsequent to the December 31, 2023, financial statement date; the Company sold equity and fixed income securities to two subsidiaries, received an ordinary dividend from a subsidiary, and paid an ordinary dividend to its parent.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

2. Investments
The book/adjusted carrying value and fair value of the Company’s investments in debt securities are summarized as follows:

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2023:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$18,882	$—	$(287)	$18,595
Debt securities issued by states of the U.S. and political subdivisions of the states	9,810	401	—	10,211
Non-U.S. government securities	61,405	1,069	(12,055)	50,419
Corporate securities	2,516,971	94,263	(172,694)	2,438,540
Commercial mortgage-backed securities	22,356	42	(4,483)	17,915
Residential mortgage-backed securities	109,326	2,867	(10,142)	102,051
Asset-backed securities	105,517	2,356	(4,585)	103,288
Total	$2,844,267	$100,998	$(204,246)	$2,741,019

At December 31, 2022:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$23,341	$314	$(394)	$23,261
Debt securities issued by states of the U.S. and political subdivisions of the states	9,805	341	—	10,146
Non-U.S. government securities	77,002	23	(12,656)	64,369
Corporate securities	2,385,532	62,279	(235,690)	2,212,121
Commercial mortgage-backed securities	22,852	32	(4,447)	18,437
Residential mortgage-backed securities	120,923	3,874	(11,603)	113,194
Asset-backed securities	130,255	1,844	(8,123)	123,976
Total	$2,769,710	$68,707	$(272,913)	$2,565,504
At December 31, 2023 and 2022, the Company held unrated or below-investment-grade corporate debt securities with a book/adjusted carrying value of $185.7 million and $90.7 million, respectively, and an aggregate fair value of $177.2 million and $78.3 million, respectively. As of December 31, 2023 and 2022, such holdings amounted to 6.5% and 3.3%, respectively, of the Company’s investments in debt securities and 1.5% and 0.7%, respectively, of the Company’s total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these debt securities. The Company considers these evaluations in its overall investment strategy.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Unrealized gains and losses on investments in unaffiliated common stocks, mutual funds and common stocks of subsidiaries are reported directly in capital and surplus and do not affect net income. The unrealized gains and unrealized losses on, and the cost and fair value of those investments and preferred stocks are as follows:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2023:
Preferred stocks	$53,381	$1,804	$(406)	$54,779

Common stocks, unaffiliated	$206,721	$163,213	$(1,346)	$368,588
Common stocks, mutual funds	190,611	21,865	(129)	212,347
Common stocks, subsidiaries	4,024,050	942,652	(167,978)	4,798,724
	$4,421,382	$1,127,730	$(169,453)	$5,379,659

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2022:
Preferred stocks	$44,868	$2,453	$(4,807)	$42,514

Common stocks, unaffiliated	$290,425	$212,017	$(8,987)	$493,455
Common stocks, mutual funds	390,433	1,629	(25,981)	366,081
Common stocks, subsidiaries	3,843,604	956,870	(207,865)	4,592,609
	$4,524,462	$1,170,516	$(242,833)	$5,452,145

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

The following table shows unrealized losses and fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2023:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$—	$—	$(287)	$5,574
Debt securities issued by states of the U.S. and political subdivisions of the states	—	—	—	—
Non-U.S. government securities	—	—	(12,055)	39,135
Corporate securities	(1,056)	70,371	(171,638)	1,143,248
Commercial mortgage-backed securities(1)	—	—	(4,483)	16,622
Residential mortgage-backed securities(1)	(118)	5,364	(10,024)	76,108
Asset-backed securities(1)	(105)	4,776	(4,480)	66,938
Total	$(1,279)	$80,511	$(202,967)	$1,347,625

Preferred stocks	$(406)	$11,144	$—	$—

Common stocks, unaffiliated	$(1,346)	$22,807	$—	$—
Common stocks, mutual funds	(129)	5,865	—
Total	$(1,475)	$28,672	$—	$—
(1) Amounts relate to securities subject to SSAP 43R.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2022:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(316)	$4,746	$(78)	$722
Debt securities issued by states of the U.S. and political subdivisions of the states	—	—	—	—
Non-U.S. government securities	(8,514)	49,059	(4,142)	14,328
Corporate securities	(205,116)	1,258,582	(30,574)	83,859
Commercial mortgage-backed securities(1)	(2,573)	9,681	(1,874)	7,117
Residential mortgage-backed securities(1)	(11,331)	89,104	(272)	2,028
Asset-backed securities(1)	(6,719)	70,775	(1,404)	16,583
Total	$(234,569)	$1,481,947	$(38,344)	$124,637

Preferred stocks	$(4,807)	$26,923	$—	$—

Common stocks, unaffiliated	$(8,987)	$42,253	$—	$—
Common stocks, mutual funds	(25,981)	327,028	—	—
Total	$(34,968)	$369,281	$—	$—
(1) Amounts relate to securities subject to SSAP 43R.
Investments that are impaired at December 31, 2023 and 2022, for which other-than-temporary impairments have not been recognized, consist mainly of corporate debt securities, asset-backed securities, residential mortgage-backed securities and unaffiliated common stocks.
The aggregated unrealized loss is approximately 12.3% and 13.5% of the carrying value of securities considered temporarily impaired at December 31, 2023 and 2022, respectively. At December 31, 2023, there were a total of 424 securities held that are considered temporarily impaired, 346 of which have been impaired for 12 months or longer. At December 31, 2022, there were a total of 570 securities held that were considered temporarily impaired, 29 of which had been impaired for 12 months or longer. The Company recorded other-than-temporary impairments on securities of $20.1 million, $12.4 million and $3.0 million for the years ended December 31, 2023, 2022 and 2021, respectively.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

The following is a list of each loan-backed security held at December 31, 2023, with a recognized other-than-temporary impairment (OTTI) for the year ended December 31, 2023, where the present value of future cash flows expected to be collected was less than the amortized cost basis of the securities.

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Future Cash Flows	Recognized Other- Than- Temporary Impairment	Amortized Cost After Other-Than-Temporary Impairment	Fair Value	Date of Other-Than-Temporary Impairment
(In Thousands)
For the year ended, December 31, 2023:
52521H-AJ-2	$423	$422	$1	$422	$391	06/30/2023
Total	XXX	XXX	$1	XXX	XXX	XXX

The Company had no OTTI on loan-backed securities for the year ended December 31, 2023, due to the intent to sell the security or the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis of the security.
A summary of the cost or amortized cost and fair value of the Company’s debt securities at December 31, 2023, by contractual maturity, is as follows:

	Book/Adjusted Carrying Value	Fair Value
	(In Thousands)
Years to maturity:
One or less	$22,031	$21,943
After one through five	315,795	320,525
After five through ten	436,766	449,543
After ten	1,832,476	1,725,754
Mortgage-backed securities/asset-backed securities	237,199	223,254
Total	$2,844,267	$2,741,019
The expected maturities may differ from contractual maturities in the foregoing table because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Proceeds from sales of investments in debt securities during 2023, 2022 and 2021 were $60.6 million, $248.3 million, and $33.6 million; gross gains of $0.6 million, $5.1 million, and $1.0 million and gross losses of $1.5 million, $1.0 million, and $0.0 million were realized on these sales in 2023, 2022 and 2021, respectively.
Proceeds from the sales of investments in equity securities during 2023, 2022 and 2021 were $357.2 million, $372.1 million, and $284.5 million; gross gains of $80.7 million, $67.6 million, and $45.3 million and gross losses of $12.4 million, $22.3 million, and $4.1 million were realized on these sales in 2023, 2022 and 2021, respectively.
Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended December 31:

	2023	2022	2021
	(In Thousands)
Realized capital gains (losses)	$(17,404)	$10,230	$(78,811)
Less amount transferred to IMR (net of related taxes (benefits) of $(183) in 2023, $1,327 in 2022, and $248 in 2021)	(689)	4,993	932
Less federal income tax expense (benefit) of realized capital gains (losses)	(654)	9,222	(4,798)
Net realized capital gains (losses)	$(16,061)	$(3,985)	$(74,945)
Net investment income was generated from the following for the years ended December 31:

	2023	2022	2021
	(In Thousands)
Debt securities	$145,319	$141,466	$158,760
Equity securities	294,929	107,536	32,007
Mortgage loans	2,273	2,318	2,363
Real estate	10,536	9,982	12,377
Policy loans	10,582	10,704	11,067
Cash, cash equivalents and short-term investments	2,588	1,567	688
Other invested assets	195,684	274,692	390,541
Other	621	252	(785)
Gross investment income	662,532	548,517	607,018
Investment expenses	71,769	67,465	64,303
Net investment income	$590,763	$481,052	$542,715
The Company’s investments in mortgage loans principally involve commercial real estate. At December 31, 2023, 79.7% of such mortgages, or $43.6 million, involved properties located in Ohio, Washington, and South Carolina. Such investments consist of primarily first-mortgage liens on completed income-producing properties. The aggregate mortgage outstanding to any one borrower does not exceed $21.2 million. During 2023, there were no loans issued. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgage did not exceed 80.0%. During 2023, the Company did not reduce interest rates on any outstanding mortgages.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Derivative Instruments
The Company entered into an equity hedge program designed to hedge the market value risks associated with the broad equity market. Hedging this risk reduces the economic sensitivity to price declines. At the beginning of these contracts, a premium is either paid or received for transferring the related risk. The options are not designated as a hedge for accounting purposes and are carried at fair value on the balance sheet with changes in fair value recorded in surplus. The related gains and losses from terminations or expirations are recorded in realized capital gains and losses. The change in fair value was $0.0 million, $0.0 million, and $50.6 million for the years ended December 31, 2023, 2022, and 2021, respectively. The net gain/(loss) recognized through net income within realized gains and losses was $0.0 million, $0.0 million, and $(97.2) million for the years ended December 31, 2023, 2022, and 2021, respectively. The Company closed the hedge in the first quarter of 2021.
Information related to the Company’s derivative instruments as described above and the effects of offsetting on the balance sheet consisted of the following for the years ended December 31:

	2023	2022
	(In Thousands)
Derivative assets:
Gross amount of recognized assets	$—	$196
Gross amounts offset	—	—
Net amount of assets	$—	$196

Derivative liabilities:
Gross amount of recognized liabilities	$—	$—
Gross amounts offset	—	—
Net amount of liabilities	$—	$—

3. Fair Values of Financial Instruments
Included in various investment-related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value such as when impaired or, for certain bonds and preferred stocks, when carried at the lower of cost or market.
The Company uses fair value measurements to record the fair value of certain assets and liabilities and to estimate the fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from this fair value discussion.
Fair value is defined as the price that would be received to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on the following hierarchy that prioritizes inputs to valuation techniques used to measure fair value into three levels. The

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Company’s policy is to recognize transfers in and transfers out of levels at the beginning of the quarterly reporting period.
•Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include exchange-traded equity securities and mutual funds, including those which are part of the Company’s separate account assets.
•Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets and liabilities primarily include debt securities within the Company’s separate account for which public quotations are not available, but that are priced by third-party pricing services or internal models using observable inputs. Also included in Level 2 assets and liabilities are preferred stock, fixed income residual tranches, and stock warrants. The fair value of these instruments is determined through the use of third-party pricing services or models utilizing market observable inputs.
•Level 3 - Significant unobservable inputs for the asset or liability. The Company’s Level 3 assets and liabilities primarily include private real estate funds within the Company’s separate account that are priced utilizing significant unobservable inputs. Also included in Level 3 assets and liabilities are common and preferred stocks being priced by broker quotes or utilizing recent financing for similar securities.
Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including discount rates, estimates of timing, amount of expected future cash flows and the credit standing of the issuer. Such estimates do not consider the tax impact of the realization of unrealized gains or losses.
For Level 3 investments, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument.
Certain investments utilize net asset value (NAV) as a practical expedient for fair value. These investments are reported separately from the hierarchy. Investments utilizing NAV consist mainly of equity interest in limited partnerships and limited liabilities in the separate account. These investments contain fixed income, common stock, and real estate characteristics. The interests in these partnerships can be sold or transferred with prior consent from the general partner. The average remaining life of the investments is 16.7 years. The Company's unfunded commitment for these investments is $74.5 million. In addition, a collective trust in the separate account utilizing NAV is primarily investing in domestic fixed income securities. Shares in the trust can be redeemed at their net asset value. The NAV for this investment is $10.91. The Company does not intend to sell any investments utilizing NAV.
As described below, certain fair values are determined through the use of third-party pricing services. Management does not adjust prices received from third parties; however, the Company does analyze the third-party pricing services’ valuation methodologies and related inputs and performs additional evaluation to determine the appropriate level within the fair value hierarchy. The Company performs annual due diligence of third-party pricing services, which includes assessing the vendor’s valuation qualifications, control environment, analysis of asset class-specific valuation methodologies and

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

understanding of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. Care should be exercised in deriving conclusions about the Company’s business, its value or financial position based on the fair value information of financial instruments presented below. The following discussion describes the valuation methodologies utilized by the Company for assets and liabilities measured or disclosed at fair value.
Debt and Equity Securities
The fair values of debt securities and asset/mortgage-backed securities have been determined through the use of third-party pricing services utilizing market observable inputs. Private placement securities trading in less liquid or illiquid markets with limited or no pricing information are valued using either broker quotes or by discounting the expected cash flows using current market-consistent rates applicable to the yield, credit quality and maturity of each security.
The fair values of actively traded equity securities and exchange traded funds (including exchange traded funds with debt like characteristics) have been determined utilizing publicly quoted prices obtained from third-party pricing services. The fair values of certain equity securities for which no publicly quoted prices are available have been determined through the use of third-party pricing services utilizing market observable inputs. Actively traded mutual funds are valued using the net asset values of the funds. The fair value of equity securities included in Level 3 has been determined by utilizing broker quotes or recent financing for similar securities.
Mortgage Loans
The fair values for mortgage loans, consisting principally of commercial real estate loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans collateralized by properties with similar investment risk. The fair values for mortgage loans in default are established at the lower of the fair value of the underlying collateral less costs to sell or the carrying amount of the loan.
Cash, Cash Equivalents and Short-Term Investments
The fair values of cash, cash equivalents and short-term investments are based on quoted market prices or stated amounts.
Securities Lending Reinvested Collateral Assets
The fair values of securities lending reinvested collateral assets are determined through the use of third-party sources utilizing publicly quoted prices.
Other Invested Assets
Other invested assets primarily include surplus debentures and fixed income residual tranches for which fair values have been determined through the use of third-party pricing services utilizing market observable inputs.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Derivative Instruments
The fair values of free-standing derivative instruments, primarily stock warrants, are determined through the use of third-party pricing services or models utilizing market observable inputs.
Assets Held in Separate Accounts
Assets held in separate accounts include debt securities, equity securities, mutual funds, surplus notes, private equity, and private debt fund investments. The fair values of debt securities, equity securities and mutual funds have been determined using the same methodologies as similar assets held in the general account. The fair values of private equity and private debt fund investments have been determined utilizing the net asset values of the funds. The fair values of the private real estate funds have been determined by significant unobservable inputs.
Life and Annuity Reserves for Investment-Type Contracts and Deposit Fund Liabilities
The fair value of liabilities for investment-type contracts is based on the present value of estimated liability cash flows, which are discounted using rates that incorporate risk-free rates and margins for the Company’s own credit spread and the riskiness of cash flows. Key assumptions to the cash flow model include the timing of policyholder withdrawals and the level of interest credited to contract balances. Fair values for insurance reserves are not required to be disclosed. However, the estimated fair values of all insurance reserves and investment contracts are taken into consideration in the Company’s overall management of interest rate risk.
Securities Lending Liability
The liability represents the Company’s obligation to return collateral related to securities lending transactions. The liability is short-term in nature and therefore, the fair value of the obligation approximates the carrying amount.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Assets and liabilities measured at fair value on a recurring basis are outlined below:

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3	NAV
	(In Thousands)
At December 31, 2023
Assets:
Bonds, exchange traded funds	$151,108	$151,108	$—	$—	$—
Common stocks, unaffiliated	368,588	348,596	—	17,110	2,882
Common stocks, mutual funds	212,347	212,347	—	—	—
Preferred stocks	54,779	—	40,161	14,618	—
Other invested assets, fixed income residual tranche	28,626	—	28,626	—	—
Separate account assets	1,137,428	731,114	125,126	23,734	257,454
Total assets	$1,952,876	$1,443,165	$193,913	$55,462	$260,336

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3	NAV
	(In Thousands)
At December 31, 2022
Assets:
Common stocks, unaffiliated	$493,455	$467,200	$—	$23,394	$2,861
Common stocks, mutual funds	366,081	366,081	—	—	—
Preferred stocks	42,514	—	26,917	15,597	—
Other invested assets, fixed income residual tranche	28,701	—	28,701	—
Derivative assets	196	—	196	—	—
Separate account assets	1,131,631	709,833	134,147	—	287,651
Total assets	$2,062,578	$1,543,114	$189,961	$38,991	$290,512

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2023 are as follows:

	Beginning Asset/(Liability) as of January 1, 2023	Total Realized/Unrealized Gains (Losses) Included in:			Purchases, Sales, Issuances and Settlements	Transfers Into Level 3**	Transfers Out of Level 3	Ending Asset/ (Liability) as of December 31, 2023
		Net Income	Surplus	Other*
	(In Thousands)
Assets:
Common stocks, unaffiliated	$23,394	$—	$(6,284)	$—	$—	$—	$—	$17,110
Preferred stocks	15,597	—	(1,979)	—	1,000	—	—	14,618
Separate account assets	—	—	—	—	—	23,734	—	23,734
Total assets	$38,991	$—	$(8,263)	$—	$1,000	$23,734	$—	$55,462

* Gains and losses for assets held in separate accounts do not impact net income or surplus as the change in value of assets held in separate accounts is offset by a change in value of liabilities related to separate accounts.
** Transfers into Level 3 are due to using a pricing source with unobservable inputs.
The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2023, are as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Common stocks, unaffiliated	$—	$—	$—	$—	$—
Preferred stocks	1,000	—	—	—	1,000
Separate account assets	—	—	—	—	—
Total assets	$1,000	$—	$—	$—	$1,000

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2022, is as follows:

	Beginning Asset/(Liability )as of January 1, 2022	Total Realized/Unrealized Gains (Losses) Included in:			Purchases, Sales, Issuances and Settlements	Transfers Into Level 3*	Transfers Out of Level 3	Ending Asset/ (Liability) as of December 31, 2022
		Net Income	Surplus	Other
	(In Thousands)
Assets:
Common stocks, unaffiliated	$21,416	$—	$848	$—	$—	$1,130	$—	$23,394
Preferred stocks	4,227	—	2,370	—	9,000	—	—	15,597
Total assets	$25,643	$—	$3,218	$—	$9,000	$1,130	$—	$38,991

* Transfers into Level 3 are due to changes in the price source.
The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2022, are as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Common stocks, unaffiliated	$—	$—	$—	$—	$—
Preferred stocks	9,000	—	—	—	9,000
Total Assets	$9,000	$—	$—	$—	$9,000

The Company did not have any significant assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2023 and 2022.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

The carrying amounts and fair values of the Company’s significant financial instruments follow:

	December 31, 2023
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
	(In Thousands)
Assets:
Bonds	$2,844,267	$2,741,019	$156,682	$2,577,577	$6,760	$—
Common stock:
Unaffiliated	368,588	368,588	348,596	—	17,110	2,882
Mutual funds	212,347	212,347	212,347	—	—	—
Preferred stock	54,779	54,779	—	40,161	14,618	—
Mortgage loans	54,659	49,978	—	—	49,978	—
Cash, cash equivalents and short-term investments	153,730	153,733	153,733	—	—	—
Other invested assets:
Surplus notes	38,977	37,495	—	37,495	—	—
Fixed income residual tranche	28,626	28,626	—	28,626	—	—
Securities lending reinvested collateral assets	30,767	30,767	30,767	—	—	—
Separate account assets	1,137,428	1,137,428	731,114	125,126	23,734	257,454

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(2,476)	$(2,417)	$—	$—	$(2,417)	$—
Securities lending liability	(76,738)	(76,738)	—	(76,738)	—	—

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

	December 31, 2022
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
	(In Thousands)
Assets:
Bonds	$2,769,710	$2,565,504	$8,887	$2,553,262	$3,355	$—
Common stock:
Unaffiliated	493,455	493,455	467,200	—	23,394	2,861
Mutual funds	366,081	366,081	366,081	—	—	—
Preferred stock	42,514	42,514	—	26,917	15,597	—
Mortgage loans	55,841	50,158	—	—	50,158	—
Cash, cash equivalents and short-term investments	22,479	22,479	22,479	—	—	—
Other invested assets:
Surplus notes	39,025	35,761	—	35,761	—	—
Fixed income residual tranche	28,701	28,701	—	28,701	—	—
Securities lending reinvested collateral assets	17,779	17,779	17,779	—	—	—
Derivative assets	196	196	—	196	—
Separate account assets	1,131,631	1,131,631	709,833	134,147	—	287,651

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(2,823)	$(2,733)	$—	$—	$(2,733)	$—
Securities lending liability	(80,925)	(80,925)	—	(80,925)	—	—

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

4. Related-Party Transactions
The Company owns a 100% interest in Integrity and WSLAC, whose carrying values based on underlying statutory surplus at December 31, 2023, are $1.3 billion and $1.9 billion, respectively. The accounting policies of Integrity and WSLAC are the same as those of the Company described in Note 1. The summary financial data for Integrity and WSLAC follows:

	2023	2022
	(In Thousands)
Integrity:
Admitted Assets	$9,057,180	$9,377,215
Liabilities	7,729,686	8,081,440
Statutory Surplus	$1,327,494	$1,295,775
Net Income	$28,010	$5,477

WSLAC:
Admitted Assets	$30,938,412	$25,363,432
Liabilities	28,998,249	23,586,209
Statutory Surplus	$1,940,163	$1,777,223
Net Income	$(62,605)	$(84,549)

The Company has an equity interest in certain partnerships that made payments of principal and interest under mortgage financing arrangements to subsidiaries in the amount of $26.0 million, $18.1 million, and $39.0 million in 2023, 2022 and 2021, respectively. The principal balance of the mortgage financing arrangements with subsidiaries was $259.9 million and $267.3 million at December 31, 2023 and 2022, respectively.
At December 31, 2023 and 2022, the Company had $294.7 million and $275.7 million, respectively, invested in the Touchstone Funds, which are exchange traded and mutual funds administered by Touchstone Advisors, Inc., an indirect subsidiary of the company.
At December 31, 2023 and 2022, the Company had $630.6 million and $709.4 million, respectively, invested in fixed income residual tranches and various private equity and private debt funds managed by Fort Washington Investment Advisors, Inc., an indirect subsidiary of the Company.
At December 31, 2023 and 2022, the Company had $1,255.8 million and $1,214.0 million, respectively, invested in WS Real Estate Holdings, LLC, which is a holding company managed by Eagle Realty Group, LLC, an indirect subsidiary of the Company.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

In April 2024, the Company sold $62.9 million of equity securities in exchange for cash to National, which was referenced in Note 1, Subsequent Events.
In March 2024, the Company paid a $155.0 million ordinary dividend to WSFG, which was referenced in Note 1, Subsequent Events. The dividend was in the form of cash.
In March 2024, the Company received a $155.0 million ordinary dividend from WSLAC, which was referenced in Note 1, Subsequent Events. The dividend was in the form of cash.
In March 2024, the Company sold $50.0 million of fixed income securities in exchange for cash to Gerber Life, which was referenced in Note 1, Subsequent Events.
In December 2023, the Company received a $150.0 million capital contribution from WSFG. The contribution was in the form of cash.
In December 2023, the Company paid a $275.0 million capital contribution to WSLAC. The contribution was in the form of $225.0 million and $50.0 million in cash and equity securities, respectively.
In December 2023, the Company received a $125.0 million ordinary dividend from Integrity. The dividend was in the form of $75.0 million and $50.0 million in cash and equity securities, respectively.
In August 2023, the Company entered into a Pension Risk Transfer agreement with WSLAC. Refer to Note 10 for more detail.
In June and July 2023, the Company sold $25.0 million and $24.0 million of equity securities, respectively, in exchange for cash to Gerber Life.
In March 2023, the Company paid a $245.0 million ordinary dividend to WSFG. The dividend was in the form of cash.
In March 2023, the Company received a $150.0 million ordinary dividend from WSLAC. The dividend was in the form of cash.
In the the first quarter of 2023, the Company sold $80.0 million of equity securities in exchange for cash to National.
The Company has an outstanding loan issued January 6, 2023, in the amount of $72.2 million due to WSLAC. Any outstanding principal is due January 6, 2033.
In December 2022, the Company received a $190.0 million capital contribution from WSFG. The contribution was in the form of cash.
In December 2022, the company paid a $320.0 million capital contribution to WSLAC. The contribution was in the form of cash.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

In December 2022, the Company paid a $50.0 million capital contribution to Columbus Life. The contribution was in the form of cash.
In December 2022, the Company received an $80.0 million ordinary dividend from Integrity. The dividend was in the form of cash.
In December 2021, the company paid a $250.0 million capital contribution to WSLAC. The contribution was in the form of cash.
In November 2021, the Company paid a $50.0 million ordinary dividend to WSFG. The dividend was in the form of cash.
In March 2021, the Company paid a $100.0 million capital contribution to Columbus Life. The contribution was in the form of cash.
The Company had $64.2 million and $50.4 million receivable from parent, subsidiaries and affiliates as of December 31, 2023 and 2022, respectively. The Company had $0.3 million and $0.5 million payable to parent, subsidiaries and affiliates as of December 31, 2023 and 2022, respectively. The terms of the settlement generally require that these amounts be settled in cash within 30 days.
The Company has entered into multiple reinsurance agreements with affiliated entities. See Note 5 for further description.

5. Reinsurance
Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.
The Company has a ceded reinsurance agreement with Columbus Life. Under the reinsurance agreement, Columbus Life reinsures the former liabilities of Columbus Mutual, a former affiliate, which was merged into the Company. Life and accident and health reserves ceded from the Company to Columbus Life totaled $421.5 million and $443.8 million at December 31, 2023 and 2022, respectively.
In 2006, the Company entered into a yearly renewable term reinsurance agreement with Lafayette Life, an affiliated entity, whereby the Company provides reinsurance coverage on certain life products and associated riders as this coverage is recaptured by Lafayette Life from unaffiliated reinsurers. Life reserves ceded from Lafayette Life to the Company under this agreement totaled $0.8 million and $0.9 million at December 31, 2023 and 2022, respectively.
Certain premiums and benefits are ceded to other unaffiliated insurance companies under various reinsurance agreements. The majority of the ceded business is due to ceding substandard business to reinsurers (facultative basis).

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

The effects of reinsurance on premiums, annuity considerations and deposit-type funds are as follows for the years ended December 31:

	2023	2022	2021
	(In Thousands)

Direct premiums	$218,455	$220,548	$225,660
Assumed premiums:
Affiliates	1,074	1,185	1,203
Nonaffiliates	—	—	—
Ceded premiums:
Affiliates	—	—	—
Nonaffiliates	(7,043)	(6,766)	(6,517)
Net premiums	$212,486	$214,967	$220,346
The Company’s ceded reinsurance arrangements impacted certain other items in the accompanying financial statements by the following amounts as of and for the years ended December 31:

	2023	2022	2021
	(In Thousands)
Policy and contract claims:
Affiliates	$—	$—	$—
Nonaffiliates	3,846	2,401	4,696
Policy and contract liabilities:
Affiliates	421,470	443,797	460,048
Nonaffiliates	33,465	30,758	28,786
Amounts recoverable on reinsurance contracts:
Affiliates	—	—	—
Nonaffiliates	118	221	303
In 2023, 2022 and 2021, the Company did not commute any ceded reinsurance nor did it enter into or engage in any agreement that reinsures policies or contracts that were in-force or had existing reserves as of the effective date of such agreements.
At December 31, 2023, the Company has no significant reserves ceded to unauthorized reinsurers. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits.
Neither the Company nor any of its related parties, control directly or indirectly, any reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2023, there are no reinsurance

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.
There would be no reduction in surplus at December 31, 2023, if all reinsurance agreements were cancelled.

6. Federal Income Taxes
The Company and its eligible subsidiaries and affiliates file a consolidated federal income tax return. Amounts due (to)/from the Internal Revenue Service for federal income taxes, net of the amounts due (to)/from subsidiaries and affiliates, were $102.1 million and $36.2 million at December 31, 2023 and 2022, respectively. The tax years 2014 through 2022 remain subject to examination by major tax jurisdictions.
The amount of federal income taxes incurred that will be available for recoupment at December 31, 2023, in the event of future capital losses is $0.0 million, $27.6 million, and $61.2 million from 2023, 2022 and 2021, respectively.
The components of the net deferred tax asset (liability) at December 31 are as follows:

		12/31/2023
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$203,714	$8,217	$211,931
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	203,714	8,217	211,931
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	203,714	8,217	211,931
(f)	Deferred tax liabilities	168,514	51,401	219,915
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$35,200	$(43,184)	$(7,984)

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

		12/31/2022
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$180,314	$13,498	$193,812
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	180,314	13,498	193,812
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	180,314	13,498	193,812
(f)	Deferred tax liabilities	167,632	36,979	204,611
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$12,682	$(23,481)	$(10,799)

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$23,400	$(5,281)	$18,119
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	23,400	(5,281)	18,119
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	23,400	(5,281)	18,119
(f)	Deferred tax liabilities	882	14,422	15,304
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$22,518	$(19,703)	$2,815

		12/31/2023
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$8,217	$8,217
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	20,977	—	20,977
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	20,977	—	20,977
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	934,023
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	182,737	—	182,737
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$203,714	$8,217	$211,931

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

		12/31/2022
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$13,498	$13,498
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	39,349	—	39,349
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	39,349	—	39,349
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	982,746
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	140,965	—	140,965
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$180,314	$13,498	$193,812

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$(5,281)	$(5,281)
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	(18,372)	—	(18,372)
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	(18,372)	—	(18,372)
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	(48,723)
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	41,772	—	41,772
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$23,400	$(5,281)	$18,119

	2023	2022

Ratio percentage used to determine recovery period and threshold limitation amount	879%	848%

		12/31/2023
		(1)	(2)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$203,714	$8,217
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	11.28%	3.88%
(c)	Net admitted adjusted gross DTAs amount	$203,714	$8,217
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	11.28%	3.88%

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

		12/31/2022
		(3)	(4)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$180,314	$13,498
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	11.99%	6.96%
(c)	Net admitted adjusted gross DTAs amount	$180,314	$13,498
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	11.99%	6.96%

		Change
		(5)	(6)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)

(a)	Adjusted gross DTAs amount	$23,400	$(5,281)
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	(0.71)%	(3.08)%
(c)	Net admitted adjusted gross DTAs amount	$23,400	$(5,281)
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	(0.71)%	(3.08)%
The Company's tax planning strategies include the use of reinsurance.
Current income taxes incurred consist of the following major components:

			12/31/2023	12/31/2022	12/31/2021
			(In Thousands)
(1)	Current income tax
	(a)	Federal	$(47,285)	$33,781	$30,114
	(b)	Foreign	196	281	199
	(c)	Subtotal	(47,089)	34,062	30,313
	(d)	Federal income tax on net capital gains	(654)	9,222	(4,798)
	(e)	Utilization of capital loss carryforwards	—	—	—
	(f)	Other	—	—	—
	(g)	Federal and foreign income taxes incurred	$(47,743)	$43,284	$25,515

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

			(1)	(2)	(3)
					(Col 1-2)
(2)	Deferred tax assets:		12/31/2023	12/31/2022	Change
	(a)	Ordinary	(In Thousands)
		(1) Discounting of unpaid losses	$—	$—	$—
		(2) Unearned premium revenue	—	—	—
		(3) Policyholder reserves	31,053	30,684	369
		(4) Investments	26,058	28,658	(2,600)
		(5) Deferred acquisition costs	19,527	18,992	535
		(6) Policyholder dividends accrual	3,133	3,596	(463)
		(7) Fixed assets	—	—	—
		(8) Compensation and benefits accrual	45,514	50,512	(4,998)
		(9) Pension accrual	—	—	—
		(10) Receivables - nonadmitted	74,438	43,517	30,921
		(11) Net operating loss carryforward	—	—	—
		(12) Tax credit carryforward	—	—	—
		(13) Other	3,991	4,355	(364)
		(99) Subtotal	203,714	180,314	23,400
	(b)	Statutory valuation allowance adjustment	—	—	—
	(c)	Nonadmitted	—	—	—
	(d)	Admitted ordinary deferred tax assets (2a99 - 2b - 2c)	203,714	180,314	23,400
	(e)	Capital
		(1) Investments	8,217	13,498	(5,281)
		(2) Net capital loss carryforward	—	—	—
		(3) Real estate	—	—	—
		(4) Other	—	—	—
		(99) Subtotal	8,217	13,498	(5,281)
	(f)	Statutory valuation allowance adjustment	—	—	—
	(g)	Nonadmitted	—	—	—
	(h)	Admitted capital deferred tax assets (2e99- 2f - 2g)	8,217	13,498	(5,281)
	(i)	Admitted deferred tax assets (2d + 2h)	$211,931	$193,812	$18,119

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

			(1)	(2)	(3)
					(Col 1-2)
			12/31/2023	12/31/2022	Change
(3)	Deferred tax liabilities:		(In Thousands)
	(a)	Ordinary
		(1) Investments	$153,049	$153,707	$(658)
		(2) Fixed assets	6,054	4,578	1,476
		(3) Deferred and uncollected premium	7,264	7,585	(321)
		(4) Policyholder reserves	1,095	1,762	(667)
		(5) Other	1,052	—	1,052
		(99) Subtotal	168,514	167,632	882
	(b)	Capital
		(1) Investments	51,401	36,979	14,422
		(2) Real estate	—	—	—
		(3) Other	—	—	—
		(99) Subtotal	51,401	36,979	14,422
	(c)	Deferred tax liabilities (3a99 + 3b99)	219,915	204,611	15,304
(4)	Net deferred tax assets/liabilities (2i - 3c)		$(7,984)	$(10,799)	$2,815
Among the more significant book-to-tax adjustments were the following:

	12/31/2023	Effective Tax Rate	12/31/2022	Effective Tax Rate	12/31/2021	Effective Tax Rate
	(In Thousands)		(In Thousands)		(In Thousands)

Provision computed at statutory rate	$63,345	21.00%	$94,728	21.00%	$26,273	21.00%
Dividends received deduction	(2,781)	(0.93)	(3,577)	(0.79)	(2,613)	(2.09)
Tax credits	(195)	(0.06)	652	0.14	(1,227)	(0.98)
Other invested assets and nonadmitted change	39,127	12.97	2,072	0.46	(19,292)	(15.42)
Affiliated income	(57,750)	(19.15)	—	—	—	—
Nonadmitted pension asset	(34,098)	(11.30)	—	—	—	—
Other	(43,815)	(14.52)	(6,506)	(1.44)	(7,857)	(6.28)
Total statutory income taxes	$(36,167)	(11.99)%	$87,369	19.37%	$(4,716)	(3.77)%

Federal and foreign taxes incurred	$(47,743)	(15.83)%	$43,284	9.60%	$25,515	20.39%
Change in net deferred income taxes	11,576	3.84	44,085	9.77	(30,231)	(24.16)
Total statutory income taxes	$(36,167)	(11.99)%	$87,369	19.37%	$(4,716)	(3.77)%
At December 31, 2023, the Company had $0.0 million of net operating loss carryforwards, net capital loss carryforwards and tax credit carry forwards; the company had $0.0 million of deferred tax liabilities that are not recognized.
The Inflation Reduction Act (the “IRA”) was enacted on August 16, 2022, and included a provision for a new Corporate Alternative Minimum Tax (CAMT), effective in 2023, that is based on the adjusted financial statement income set forth on the applicable financial statement of an “applicable corporation.”

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

The controlled group of corporations of which the reporting entity is a member has determined that it is not an “applicable corporation” for purposes of CAMT during the reporting period, and is not liable for the CAMT.

7. Capital and Surplus
The Company is required by statutory regulations to meet minimum risk-based capital standards. Risk-based capital is a method of measuring the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. At December 31, 2023 and 2022, the Company exceeded the minimum risk-based capital.
Ohio insurance law limits the amount of dividends that can be paid to a parent in a holding company structure without prior approval of the regulators to the greater of 10% of statutory surplus or statutory net income as of the preceding December 31 less any dividends paid in the preceding 12 months, but only to the extent of earned surplus as of the preceding December 31. Based on these limitations, the Company is able to pay dividends of up to $703.3 million by the end of 2024 without seeking prior regulatory approval based on capital and surplus of $7,033.2 million at December 31, 2023.
The Company currently has the following outstanding surplus notes:

	2023	2022
	(In Thousands)
2019 Notes, 5.15% interest rate, due 2049	$497,861	$497,775
2021 Notes, 3.75% interest rate, due 2061	497,783	497,724
Total carrying value of surplus notes	$995,644	$995,499

On January 23, 2019, the Company issued $500.0 million in surplus notes (the “2019 Notes”) due January 15, 2049, at a discount of $2.6 million. The entire balance was received in cash, none of which came from related parties. Interest on the 2019 Notes is fixed at 5.15% and payable semiannually on January 15 and July 15 of each year. The 2019 Notes and are administered by The Bank of New York Mellon. Subject to the approval of the Ohio Director of Insurance (the “Director”), the Company has the option to redeem the 2019 Notes (i) in whole within 90 days after the occurrence of a “Tax Event” where the Company receives an opinion of tax counsel that there is a more than insubstantial risk that interest payable on the 2019 Notes is not deductible by the Company, at a redemption price equal to the principal amount of the 2019 Notes to be redeemed (the ‘‘Par Value Redemption Price’’), (ii) in whole or in part, on or after January 23, 2024 but prior to July 15, 2048, at a redemption price equal to the greater of (a) the Par Value Redemption Price or (b) the sum of the present value of the remaining scheduled principal and interest payments on the 2019 Notes from the redemption date to July 15, 2048, discounted to the redemption date on a semi-annual basis at an adjusted treasury rate plus 35 basis points or (iii) in whole or in part, on or after July 15, 2048, at the Par Value Redemption Price, plus, in each case of (i), (ii) and (iii), accrued and unpaid interest payments on the 2019 Notes to be redeemed to the redemption date.
On April 28, 2021, the Company issued $500.0 million in surplus notes (the “2021 Notes”) due April 28, 2061 at a discount of $2.4 million. The entire balance was received in cash, none of which came from related parties. Interest on the 2021 Notes is fixed at 3.75% and payable semiannually on April 28 and

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

October 28 of each year. The 2021 Notes are administered by The Bank of New York Mellon. Subject to the approval of the Director, the Company has the option to redeem the 2021 Notes (i) in whole within 90 days after the occurrence of a “Tax Event” where the Company receives an opinion of tax counsel that there is a more than insubstantial risk that interest payable on the 2021 Notes is not deductible by the Company, at a redemption price equal to the principal amount of the 2021 Notes to be redeemed (the ‘‘Par Value Redemption Price’’), (ii) in whole or in part, prior to October 28, 2060, at a redemption price equal to the greater of (a) the Par Value Redemption Price or (b) the sum of the present value of the remaining scheduled principal and interest payments on the 2021 Notes from the redemption date to October 28, 2060, discounted to the redemption date on a semi-annual basis at an adjusted treasury rate plus 25 basis points or (iii) in whole or in part, on or after October 28, 2060, at the Par Value Redemption Price, plus, in each case of (i), (ii) and (iii), accrued and unpaid interest payments on the 2021 Notes to be redeemed to the redemption date.
The 2019 Notes and 2021 Notes (collectively the “Notes”) do not have payments that are contractually linked nor are any of the payments subject to administrative offsetting provisions. Additionally, proceeds from the Notes were not used to purchase an asset directly from the holders. The Notes were issued pursuant to Rule 144A as defined by the Securities Act of 1933. The Notes are unsecured and subordinated to all present and future indebtedness, policy claims and “prior claims” (those claims referred to in classes 1 through 7 of Section 3903.42 of the Ohio Revised Code) against the Company. Under Ohio insurance laws, the Notes are not part of the legal liabilities of the Company. Each payment of principal of, interest on or redemption price with respect to the Notes, may be made only with the prior approval of the Director, and only out of surplus earnings.
Interest expense of $44.5 million and $44.5 million was recognized from the Notes in 2023 and 2022, respectively. Life-to-date interest expense recognized December 31, 2023, was $175.1 million. There has been no principal paid as of December 31, 2023. As of December 31, 2023, there was unapproved interest of $3.2 million related to 2023 that will come due in 2024. In the event the Company was subject to a liquidation event, the Notes would have preference over the common shareholders. No affiliates of the Company hold any of the Notes. As of the closing, Guggenheim Partners was the only holder of more than 10% of the outstanding Notes on record at the Depository Trust Company.

8. Commitments and Contingencies
The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. The Company believes the resolution of these actions will not have a material effect on the Company’s financial position or results of operations.
At December 31, 2023, the Company does not have any material lease agreements as a lessee for office space or equipment.
At December 31, 2023, the Company has future commitments to provide additional capital contributions of $723.6 million to investments in joint ventures, limited partnerships and limited liability companies.
The Company guarantees the payment of all policyholder obligations of each of the following wholly-owned subsidiaries: WSLAC, Columbus Life and Integrity. In addition, the Company guarantees all

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

policyholder obligations of National and The Lafayette Life Insurance Company (Lafayette Life), an affiliated entity which is wholly-owned by WSFG. Guarantees on behalf of wholly-owned subsidiaries or on behalf of related parties that are considered to be unlimited (as in the case of the guarantee on behalf of Lafayette Life) are exempt from the initial liability recognition criteria and therefore no liability has been recognized in the financial statements. Due to the unlimited nature of the guarantees, the Company is unable to estimate the maximum potential amount of future payments under the guarantees. In the unlikely event the guarantees would be triggered, the Company may be permitted to take control of the underlying assets to recover all or a portion of the amounts paid under the guarantees.
The Company has guaranteed one mortgage loan in which the borrower is an affiliated limited liability company involved in development of real estate. This guarantee has a maximum exposure to the Company of $12.8 million for 506 Phelps Holdings, LLC, in the event the real estate collateral of the affiliated limited liability company is not sufficient to cover the payment of the loan. The fair value of the real estate collateral at December 31, 2023, was approximately $33.1 million. This loan matured in February 2024.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

9. Life and Annuity Reserves and Deposit-Type Contract Liabilities
At December 31, 2023, the Company’s general and separate account annuity reserves and deposit-type contract liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

Individual Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	$60,064	$—	$—	$60,064	95.9%
Not subject to discretionary withdrawal	2,541	—	—	2,541	4.1
Total individual annuity reserves (before reinsurance)	62,605	—	—	62,605	100.0%
Reinsurance ceded	58,796	—	—	58,796
Net individual annuity reserves	$3,809	$—	$—	$3,809

Group Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Not subject to discretionary withdrawal	$2,388	$—	$1,113,295	$1,115,683	100.0%
Total group annuity reserves (before reinsurance)	2,388	—	1,113,295	1,115,683	100.0%
Reinsurance ceded	2,388	—	—	2,388
Net group annuity reserves	$—	$—	$1,113,295	$1,113,295

Deposit-type contracts (no life contingencies)	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	$191,472	$—	$—	$191,472	98.6%
Not subject to discretionary withdrawal	2,812	—	—	2,812	1.4
Total deposit-type contract liability (before reinsurance)	194,284	—	—	194,284	100.0%
Reinsurance ceded	20,123	—	—	20,123
Total deposit-type contract liability	$174,161	$—	$—	$174,161
Interest rate changes may have temporary effects on the sale and profitability of annuity products offered by the Company. Although the rates offered by the Company are adjustable in the long-term, in the short-term they may be subject to contractual and competitive restrictions, which may prevent timely

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

adjustment. The Company’s management constantly monitors interest rates with respect to a spectrum of product durations and sells annuities that permit flexible responses to interest rate changes as part of the Company’s management of interest spreads. However, adverse changes in investment yields on invested assets will affect the earnings on those products with a guaranteed return.
At December 31, 2023, the Company's general and separate account life insurance account values, cash value, and reserves for policies subject to discretionary withdrawal, not subject to discretionary withdrawal, or with no cash value are summarized as follows:

	General Account			Separate Account - Guaranteed and Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(In Thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	—	—	—	—	—	—
Universal life with secondary guarantees	—	—	—	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life insurance	—	2,804,330	3,142,811	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	—	—	—	—	—	—
Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	—	XXX	XXX	—
Accidental death benefits	XXX	XXX	3,538	XXX	XXX	—
Disability - active lives	XXX	XXX	4,021	XXX	XXX	—
Disability - disabled lives	XXX	XXX	18,536	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Total life reserves (before reinsurance)	—	2,804,330	3,168,906	—	—	—
Reinsurance Ceded	—	—	341,220	—	—	—
Net life reserves	$—	$2,804,330	$2,827,686	$—	$—	$—

10. Employee Retirement Benefits
The Company has a noncontributory pension plan under a deposit administration group annuity contract covering substantially all employees and field representatives that meet eligibility requirements while working for the Company and attaining normal retirement age. In addition, the Company provides certain health care and life insurance benefits for certain retired employees or their beneficiaries. Substantially all of the Company’s employees and field representatives may become eligible for those benefits when they reach normal retirement age while working for the Company.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

The Company uses a December 31 measurement date for all plans.
A summary of assets, obligations and assumptions of the pension and other postretirement benefit plans at December 31, are as follows:

	Pension Benefits		Postretirement Medical
	2023	2022	2023	2022
	(In Thousands)
Change in benefit obligation:
Benefit obligation at beginning of year	$883,366	$1,208,163	$94,468	$154,087
Service cost	20,373	33,641	79	163
Interest cost	45,899	29,615	4,719	2,921
Contribution by plan participants	—	—	4,457	4,626
Actuarial (gain) loss	42,624	(334,481)	1,648	(55,388)
Benefits paid	(54,372)	(53,572)	(12,312)	(11,941)
Plan amendments	—	—	—	—
Settlements	(63,026)	—	—	—
Benefit obligation at end of year	$874,864	$883,366	$93,059	$94,468

Change in plan assets:
Fair value of plan assets at beginning of year	$1,070,044	$1,284,221	$—	$—
Actual return on plan assets	160,648	(160,605)	—	—
Employer contribution	—	—	7,854	7,315
Plan participants’ contributions	—	—	4,457	4,626
Benefits paid	(54,371)	(53,572)	(12,311)	(11,941)
Settlements	(63,026)	—	—	—
Fair value of plan assets at end of year	$1,113,295	$1,070,044	$—	$—

	Pension Benefits		Postretirement Medical
	2023	2022	2023	2022
	(In Thousands)
Funded status:
Overfunded (underfunded) obligation	$238,431	$186,678	$(93,059)	$(94,468)
Unrecognized net (gain) or loss	—	—	—	—
Unrecognized prior service cost	—	—	—	—
Net amount recognized*	$238,431	$186,678	$(93,059)	$(94,468)

Accumulated benefit obligation for vested employees and partially vested employees to the extent vested	$796,625	$817,582	$93,059	$94,468

*Nonadmitted if overfunded

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

	Pension Benefits
	2023	2022	2021
	(In Thousands)
Components of net periodic benefit cost:
Service cost	$20,373	$33,641	$35,815
Interest cost	45,899	29,615	25,031
Expected return on plan assets	(75,560)	(91,126)	(83,066)
Amount of recognized gains and losses	4,173	9,867	22,281
Amount of prior service cost recognized	531	476	(579)
Total net periodic benefit cost (benefit)	$(4,584)	$(17,527)	$(518)

	Postretirement Medical
	2023	2022	2021
	(In Thousands)
Components of net periodic benefit cost:
Service cost	$79	$163	$248
Interest cost	4,719	2,921	2,927
Amount of recognized gains and losses	(11,306)	(6,777)	(1,838)
Amount of prior service cost recognized	—	(1,392)	(1,392)
Total net periodic benefit cost (benefit)	$(6,508)	$(5,085)	$(55)

	Pension Benefits		Postretirement Medical
	2023	2022	2023	2022
	(In Thousands)
Amounts in unassigned funds (surplus) recognized as components of net periodic benefit cost:
Items not yet recognized as a component of net periodic cost - prior year	$149,145	$242,238	$(75,546)	$(28,326)
Net transition asset or obligation recognized	—	—	—	—
Net prior service cost or credit arising during the period	—	—	—	—
Net prior service cost or credit recognized	(531)	(476)	—	1,392
Net gain and loss arising during the period	(42,464)	(82,750)	1,647	(55,388)
Net gain and loss recognized	(4,173)	(9,867)	11,306	6,777
Items not yet recognized as a component of net periodic cost - current year	$101,977	$149,145	$(62,593)	$(75,545)

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Assumptions used to determine net periodic benefit cost for the year ended December 31:

	Pension Benefits		Postretirement Medical
	2023	2022	2023	2022

Discount rate	5.46%	3.00%	5.43%	2.88%
Rate of compensation increase	4.60%	4.60%	N/A	N/A
Expected long-term rate of return on plan assets	7.25%	7.25%	N/A	N/A

Assumptions used to determine the benefit obligation at December 31:

	Pension Benefits		Postretirement Medical
	2023	2022	2023	2022

Discount rate	5.13%	5.46%	5.07%	5.43%
Rate of compensation increase	4.60%	4.60%	N/A	N/A
The Company's non-admitted pension asset was $238.4 million and $186.7 million at December 31, 2023 and 2022, respectively.
The Company utilizes a full yield curve approach in the estimation of liabilities, service cost, and interest cost for pension and postretirement benefits by applying the specific spot rates along the yield curve used in the determination of the benefit obligation to the relevant projected cash flows. The yield curve utilized in the cash flow analysis is comprised of highly rated (Aaa or Aa) corporate bonds. The discount rate was decreased from 5.46% at December 31, 2022, to 5.13% at December 31, 2023. This resulted in a $34.2 million increase in the pension benefit obligation in 2023. The discount rate was increased from 3.00% at December 31, 2021, to 5.46% at December 31, 2022. This resulted in a $327.6 million decrease in the pension benefit obligation in 2022.
The Company employs a prospective building block approach in determining the long-term expected rate of return for plan assets. Historical returns are determined by asset class. The historical relationships between equities, fixed income securities, and other assets are reviewed. The Company applies long-term asset return estimates to the plan’s target asset allocation to determine the weighted-average long-term return. The Company’s long-term asset allocation was determined through modeling long-term returns and asset return volatilities and is guided by an investment policy statement created for the plan.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

The asset allocation for the defined benefit pension plan at the end of 2023 and 2022, and the target allocation for 2023 by asset category, are as follows:

	Target Allocation Percentage	Percentage of Plan Assets
	2023	2023	2022
Asset category:
Equity securities	60%	65%	64%
Fixed income securities	13	11	12
Short-term investments	2	—	—
Other	25	24	24
Total	100%	100%	100%
The plan employs a total return investment approach whereby a mix of fixed income and equity investments are used to maximize the long-term return of plan assets for a prudent level of risk. Risk tolerance is established through careful consideration of plan liabilities, plan funded status, and corporate financial condition. The total portfolio is structured with multiple sub-portfolios, each with a specific fixed income or equity asset management discipline. Each sub-portfolio is subject to individual limitations and performance benchmarks as well as limitations at the consolidated portfolio level. Quarterly asset allocation meetings are held to evaluate portfolio asset allocations and to establish the optimal mix of assets given current market conditions and risk tolerance. Investment mix is measured and monitored on an ongoing basis through regular investment reviews, annual liability measurements, and periodic asset/liability studies.
The Company’s pension plan assets consist primarily of debt and equity securities, mutual funds and private equity funds, all of which are carried at fair value.
Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels.
•Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets primarily include exchange-traded equity securities and mutual funds.
•Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets include certain debt securities for which public price quotations are not available, but that use other market observable inputs from third-party pricing service quotes or internal valuation models using observable inputs. Level 2 assets also include private funds that invest primarily in domestic debt securities where the Company has the right to redeem its interest at net asset values. The underlying debt securities within these funds employ similar valuation methodologies as the Company’s other investments in debt securities.
•Level 3 - Significant unobservable inputs for the asset or liability. The Company's Level 3 assets primarily include private real estate funds.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Debt Securities
The fair values of actively traded debt securities have been determined through the use of third-party pricing services utilizing market observable inputs.
Equity Securities
The fair values of actively traded equity securities have been determined utilizing publicly quoted prices from third-party pricing services.
Mutual Funds
The fair values of mutual funds have been determined utilizing the net asset values of the funds.
Private Equity and Fixed Income Funds
The fair values of private equity and fixed income funds have been determined utilizing the net asset values of the funds. The fair values of the private real estate funds have been determined by utilizing significant unobservable inputs.
Other Assets
Other assets primarily include securities lending reinvested collateral and cash equivalents. The fair value of securities lending reinvested collateral assets are from third-party sources utilizing publicly quoted prices. The fair value of the cash equivalents are based on quoted market prices.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

The fair value of the pension plan’s assets by asset category is as follows:

	Assets Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2*	Level 3
	(In Thousands)
At December 31, 2023:
Debt securities:
Debt securities issued by states of the U.S. and political subdivisions of the states	$2,209	$—	$2,209	$—
Corporate securities	103,856	—	103,856	—
Residential mortgage-backed securities	701	—	701	—
Asset-backed securities	10,936	—	10,936	—
Equity securities:
Common equity	604,439	560,335	44,104	—
Mutual funds	116,393	116,393	—	—
Preferred stock	2,765	—	2,765	—
Other invested assets:
Private equity and fixed income funds	213,350	—	213,350	—
Surplus notes	2,711	—	2,711	—
Real estate	23,734	—	—	23,734
Other assets	56,334	54,386	1,948	—
Total plan assets	$1,137,428	$731,114	$382,580	$23,734
* Includes investments using net asset value (NAV) as a practical expedient.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

	Assets Measured at Fair Value	Fair Value Hierarchy Level
		Level 1		Level 2*	Level 3
	(In Thousands)
At December 31, 2022:
Debt securities:
Debt securities issued by states of the U.S. and political subdivisions of the states	$2,040	$—		$2,040	$—
Corporate securities	112,201	—		112,201	—
Residential mortgage-backed securities	777	—		777	—
Asset-backed securities	11,843	—		11,843	—
Equity securities:
Common equity	555,090	513,330		41,760	—
Mutual funds	123,560	123,560		—	—
Preferred stock	2,597	—		2,597	—
Other invested assets:
Private equity and fixed income funds	225,570	—		225,570	—
Surplus notes	2,542	—		2,542	—
Real estate	20,321	—		20,321	—
Other assets	75,090	72,943	`	2,147	—
Total plan assets	$1,131,631	$709,833		$421,798	$—
* Includes investments using net asset value (NAV) as a practical expedient.
For measurement purposes of the postretirement benefit obligation at December 31, 2023, a 5.275 percent annual rate of increase in the per capita cost of covered health care benefits is assumed for 2024. The rate was assumed to decrease gradually to 4.75 percent for 2031 and remain at that level thereafter.
At December 31, 2023, the assets of the Company’s pension include approximately $52.7 million invested in the Touchstone Family of Funds, which are administered by the Company, and $240.7 million invested in private equity and fixed income funds managed by Fort Washington Investment Advisors, Inc. At December 31, 2022, the assets of the Company’s pension include approximately $67.0 million invested in the Touchstone Family of Funds, which are administered by the Company, $251.4 million invested in private equity and fixed income funds managed by Fort Washington Investment Advisors, Inc.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

As of December 31, 2023, future benefit payments for the pension plan are expected as follows (in millions):

2024	$53.4
2025	54.1
2026	54.6
2027	55.4
2028	56.3
Five years thereafter	295.2

Future benefit payments for the postretirement medical plan, net of amounts contributed by plan participants, are expected as follows (in millions):

2024	$7.7
2025	7.6
2026	7.3
2027	7.1
2028	6.9
Five years thereafter	32.6
The Company did not make any contributions to the pension plan in 2023 and 2022. The Company does not expect to make contributions to the pension plan during 2024.
In 2023, the Company entered into a group annuity contract with WSLAC to transfer risk and administration costs associated with its pension benefit obligations in the amount of $54.6 million, which is included in the Settlements line in the change in projected benefits obligation table.
The Company made contributions to the postretirement medical plan of $7.9 million in 2023 and expects to contribute $69.1 million between 2024 and 2033, inclusive. The Company received no subsidies in 2023. The Company’s postretirement medical plan did not collect the Medicare Part D Subsidy for claims activity occurring after January 1, 2013.
The Company sponsors a contributory employee retirement savings plan covering substantially all eligible, full-time employees. This plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The Company’s contributions to the plan are based on a combination of the employee’s contributions to the plan and a percentage of the employee’s earnings for the year. The total of the Company’s contributions to the defined contribution plan were $5.7 million, $5.0 million, and $4.8 million for 2023, 2022 and 2021, respectively.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

11. Premium and Annuity Considerations Deferred and Uncollected
Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2023, were as follows:

	Gross	Net of Loading
	(In Thousands)
Ordinary new business	$3,585	$270
Ordinary renewal	63,673	45,719
Accident and health renewal	389	324
Assumed investment type-contracts	394	394
Total	$68,041	$46,707